UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

AKORN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
Common stock, no par value ("Akorn common shares"), of Akorn, Inc. ("Akorn")
(2) Aggregate number of securities to which transaction applies:
124,703,932 Akorn common shares, options to purchase 3,598,526 Akorn common shares and 387,715 restricted stock units of Akorn
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction was determined based upon the sum of (A) (i) 124,703,932 Akorn common shares issued and outstanding and owned by persons other than Akorn, Fresenius Kabi AG or their respective subsidiaries multiplied by (ii) $34.00 per share; (B) (i) 387,715 restricted stock units of Akorn outstanding multiplied by (ii) $34.00; and (C) (i) options to purchase 3,598,526 Akorn common shares with exercise prices less than $34.00 multiplied by (ii) $9.27 (which is the difference between $34.00 and the weighted average exercise price of $24.73 per share).

In accordance with Exchange Act Rule 0-11(c), the filing fee of $496,804.45 was determined by multiplying .0001159 by the proposed maximum aggregate value of the transaction.
(4) Proposed maximum aggregate value of transaction:
$4,286,492,205
(5) Total fee paid:
$496,804.45
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form. Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Akorn, Inc., a Louisiana corporation the “Company”), on [ ], 2017 at [ ], local time, at [ ].

On April 24, 2017, the Company entered into an Agreement and Plan of Merger (the “merger agreement”) with Fresenius Kabi AG, a German stock corporation (“Fresenius Kabi”), Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Fresenius Kabi (“Merger Sub”), and, solely for the purposes of Article VIII of the merger agreement, Fresenius SE & Co. KGaA, a German partnership limited by shares, providing for, subject to the satisfaction or waiver (if permissible under applicable law) of specified conditions, the acquisition of the Company by Fresenius Kabi at a price of $34.00 per common share in cash. Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a subsidiary of Fresenius Kabi. At the special meeting, the holders of common shares of the Company will vote on the approval of the merger agreement.

If the merger is completed, you will be entitled to receive $34.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock, no par value, of the Company (“Company common shares”) you own at the effective time of the merger.

The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. We encourage you to carefully read the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto.

The board of directors of the Company (the “Board”) carefully reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board adopted the merger agreement, directed that the approval of the merger agreement be submitted to holders of Company common shares and recommended that the holders of Company common shares vote their shares to approve the merger agreement at a special meeting of the holders of Company common shares. Accordingly, the Board recommends a vote “FOR” the proposal to approve the merger agreement, the nonbinding compensation proposal and the adjournment proposal.

Whether or not you plan to attend the special meeting and regardless of the number of shares you own, your careful consideration of, and vote on, the merger agreement is important and we encourage you to vote promptly. The merger cannot be completed unless the merger agreement is approved by shareholders holding at least a majority of the outstanding Company common shares entitled to vote thereon at the special meeting. The failure to vote will have the same effect as a vote against the proposal to approve the merger agreement.

After reading the accompanying proxy statement, please make sure to vote your Company common shares by promptly voting electronically or telephonically as described in the accompanying proxy statement, or, if you received a paper copy of the proxy card, by completing, dating, signing and returning your proxy card, or attending our special shareholders’ meeting in person. Instructions regarding all three methods of voting are provided on the proxy card. If you hold shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your Company common shares. If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834.

We appreciate your investment in the Company.

By Order of the Board of Directors

Raj Rai

Chief Executive Officer

[ ], 2017

The merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [ ], 2017 and is first being mailed to holders of Company common shares on or about [ ], 2017.

Notice of Special Meeting

The special meeting of holders of the common stock, no par value, of Akorn, Inc., a Louisiana corporation (“Company common shares”), will be held at the time and place and for the purposes indicated below.

[ ], 2017
[ ], Local Time
1925 West Field Court, Suite 300, Lake Forest, Illinois 60045

Items of Business:	1.	To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of April 24, 2017 (the “merger agreement”), by and among Fresenius Kabi AG, a German stock corporation (“Fresenius Kabi”), Akorn, Inc., a Louisiana corporation (the “Company”), Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Fresenius Kabi, and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares.

	2.	To consider and vote on a nonbinding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger (this nonbinding, advisory proposal, which we refer to as the “nonbinding compensation proposal”, relates only to contractual obligations of the Company in existence prior to consummation of the merger that may result in a payment to the Company’s named executive officers in connection with, or following, the consummation of the merger and does not relate to any new compensation or other arrangements between the Company’s named executive officers and Fresenius Kabi or, following the merger, the surviving corporation and its subsidiaries).

	3.	To consider and vote on a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger agreement, which we refer to as the “adjournment proposal”.

Record Date:	Holders of Company common shares of record as of the close of business on [ ], 2017 are entitled to notice of the special meeting and any adjournments or postponements thereof. Only holders of Company common shares as of record as of the close of business on [ ], 2017 are entitled to vote at the special meeting and any adjournments or postponements thereof.

General:

For more information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto.

Under Louisiana law, shareholders of the Company are not entitled to appraisal or dissenters’ rights in connection with the merger.

The board of directors of the Company (the “Board”) carefully reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board adopted the merger agreement, directed that the approval of the merger agreement be submitted to holders of Company common shares and recommended that the holders of Company common shares vote their shares to approve the merger agreement at a meeting of the holders of Company common shares.

Accordingly, the Board recommends a vote “FOR” the proposal to approve the merger agreement, “FOR” the nonbinding compensation proposal and “FOR” the adjournment proposal.

Regardless of whether you plan to personally attend the meeting, please vote telephonically or electronically for the matters before our shareholders as described in the accompanying proxy statement, or promptly fill in, date, sign and return the enclosed proxy card in the accompanying pre-paid envelope to ensure that your shares are represented at the meeting. You may revoke your proxy before it is voted. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

By Order of the Board of Directors

Raj Rai

Chief Executive Officer

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AKORN, INC.

1925 West Field Court, Suite 300
Lake Forest, Illinois 60045

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ ], 2017

PROXY STATEMENT

This proxy statement contains information relating to a special meeting of shareholders of Akorn, Inc., a Louisiana corporation, which we refer to as “Akorn”, the “Company”, “we”, “us” or “our”. The special meeting will be held on [ ], 2017, at [ ] local time, at [ ]. We are furnishing this proxy statement to holders of shares of common stock, no par value, of the Company, which we refer to as “Company common shares”, as part of the solicitation of proxies by the Company’s board of directors, which we refer to as the “Board”, for use at the special meeting and at any adjournments or postponements thereof. This proxy statement is dated [ ], 2017 and is first being mailed to holders of Company common shares on or about [ ], 2017.

SUMMARY TERM SHEET

This summary term sheet highlights selected information in this proxy statement and may not contain all of the information about the merger agreement or the merger that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary term sheet. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the special meeting. You may obtain, without charge, copies of documents incorporated by reference into this proxy statement by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 82.

The Parties

(page 17)

Akorn, together with its wholly-owned subsidiaries, is a specialty generic pharmaceutical company founded in 1971 in Abita Springs, Louisiana, that develops, manufactures and markets generic and branded prescription pharmaceuticals, branded as well as private-label over-the-counter consumer health products and animal health pharmaceuticals. We are an industry leader in the development, manufacturing and marketing of specialized generic pharmaceutical products in alternative dosage forms. We focus on difficult-to-manufacture sterile and non-sterile dosage forms including, but not limited to, ophthalmics, injectables, oral liquids, otics, topicals, inhalants and nasal sprays. Our strategy is focused on continuing to strengthen our leadership position in the development and marketing of specialized generic and branded pharmaceuticals, over-the-counter drug products and animal health products. Through an efficient operational model, we strive to maximize shareholder value by quickly adapting to market conditions, patient demands and customer needs. Our common shares are traded on The NASDAQ Global Select Market (the “NASDAQ”) under the trading symbol “AKRX”. Our principal corporate office is located at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045 with telephone number (847) 279-6100.

Fresenius Kabi AG, which we refer to as “Fresenius Kabi”, is a German stock corporation formed in 1999. Fresenius Kabi is global healthcare company that specializes in lifesaving medicines and technologies for infusion, transfusion and clinical nutrition. Fresenius Kabi’s products and services are used to help care for critically and chronically ill patients. Fresenius Kabi’s parent company is Fresenius SE & Co. KGaA. Fresenius Kabi’s principal executive office is located at Else-Kröner-Str. 1, 61352 Bad Homburg v.d.H., Germany and its telephone number is 49 (0) 6172 686-0.

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Quercus Acquisition, Inc., which we refer to as “Merger Sub”, was formed by Fresenius Kabi solely for the purpose of completing the merger. Upon the consummation of the merger, Merger Sub will cease to exist. Merger Sub’s principal executive office is located at Three Corporate Drive, Lake Zurich, Illinois 60047.

Fresenius SE & Co. KGaA, which we refer to as “Fresenius Parent”, is a German partnership limited by shares, founded in 1912. Fresenius Parent is a global health care group providing products and services for dialysis, hospitals, and outpatient medical care. Fresenius Parent is the parent company of Fresenius Kabi. Fresenius Parent is a party to the merger agreement solely for purposes of agreeing to cause Fresenius Kabi to comply with its obligations under the merger agreement. Fresenius Parent’s ordinary shares are listed on the Börse Frankfurt under the trading symbol “FRE”. Fresenius Parent’s principal executive office is located at Else-Kröner-Str. 1, 61352 Bad Homburg v.d.H., Germany, and its telephone number is +49 (0) 6172 608-0.

The Merger

(page 26)

The Company, Fresenius Kabi, Merger Sub and, solely for the purposes of Article VIII thereof, Fresenius Parent entered into an Agreement and Plan of Merger, which we refer to as the “merger agreement”, on April 24, 2017. A copy of the merger agreement is included as Annex A to this proxy statement. Under the terms of the merger agreement, subject to the satisfaction or waiver (if permissible under applicable law) of specified conditions, Merger Sub will be merged with and into the Company, which we refer to as the “merger”. The Company will survive the merger as a subsidiary of Fresenius Kabi (the “surviving corporation”).

Upon the consummation of the merger, each Company common share that is issued and outstanding immediately prior to the effective time (defined below under “The Merger Agreement—Closing and Effective Time of the Merger”) of the merger, other than Company common shares owned by the Company as treasury shares, or owned by Fresenius Kabi or Merger Sub and other than Company common shares owned by wholly owned subsidiaries of the Company or Fresenius Kabi (other than Merger Sub) that Fresenius Kabi has elected to be canceled, will be converted into the right to receive $34.00 in cash (the “merger consideration”), without interest and less any applicable withholding taxes.

The Special Meeting

(page 18)

The special meeting will be held on [ ], 2017, at [ ] local time. At the special meeting, holders of Company common shares will be asked to, among other things, vote for the approval of the merger agreement. Please see the section of this proxy statement entitled “The Special Meeting” for additional information on the special meeting, including how to vote your Company common shares.

Shareholders Entitled to Vote; Vote Required to Approve the Merger Agreement

(page 18)

You may vote the Company common shares at the special meeting that you owned at the close of business on [ ], 2017, the record date for the special meeting. As of the close of business on the record date, there were [ ] Company common shares outstanding and entitled to vote. You may cast one vote for each Company common share that you held on the record date. The approval of the merger agreement by the holders of Company common shares requires the affirmative vote of shareholders holding at least a majority of the outstanding Company common shares entitled to vote thereon as of the close of business on the record date.

Background of the Merger

(page 26)

A description of the process we undertook that led to the proposed merger, including our discussions with Fresenius Kabi, is included in this proxy statement under “The Merger—Background of the Merger”.

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Reasons for the Merger; Recommendation of the Board

(page 36)

After careful consideration, the Board determined to adopt the merger agreement and recommend the approval of the merger agreement by the holders of Company common shares. Accordingly, the Board recommends a vote “FOR” the proposal to approve the merger agreement. The Board also recommends a vote “FOR” the nonbinding compensation proposal and “FOR” the adjournment proposal (each, as described below under “Questions and Answers about the Special Meeting and the Merger—What proposals will be considered at the special meeting?”).

The Board believes that the merger agreement and the merger are advisable and in the best interests of the Company and its shareholders. For a discussion of the material factors that the Board considered in determining to recommend the approval of the merger agreement, please see the section of this proxy statement entitled “The Merger—Reasons for the Merger” beginning on page 36.

Opinion of the Company’s Financial Advisor

(page 40)

At a meeting of the Board on April 24, 2017, J.P. Morgan Securities LLC, which we refer to as “J.P. Morgan”, rendered its oral opinion, subsequently confirmed in writing, to the Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to the holders of Company common shares in the proposed merger was fair, from a financial point of view, to such holders.

The full text of J.P. Morgan’s written opinion, dated April 24, 2017, which sets forth the assumptions made, matters considered and limits on the review undertaken by J.P. Morgan in connection with the opinion, is attached as Annex F to this proxy statement and is incorporated herein by reference. The Company’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed merger, was directed only to the consideration to be paid in the merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the proposed merger or any other matter. For a more complete description of J.P. Morgan’s opinion, see the section entitled “The Merger—Opinion of the Company’s Financial Advisor” beginning on page 40 and Annex F to this proxy statement.

Certain Effects of the Merger

(page 49)

Upon the consummation of the merger, Merger Sub will be merged with and into the Company, and the Company will continue to exist following the merger as a subsidiary of Fresenius Kabi.

Following the consummation of the merger, Company common shares will no longer be traded on the NASDAQ or any other public market, and the registration of Company common shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated and the Company will no longer file periodic reports with the SEC.

Effects on the Company if the Merger Is Not Completed

(page 50)

In the event that the proposal to approve the merger agreement does not receive the required approval from the holders of Company common shares, or if the merger is not completed for any other reason, the holders of Company common shares will not receive any payment for their Company common shares in connection with the merger. Instead, the Company will remain an independent public company and shareholders will continue to own their Company common shares. Under certain circumstances, if the merger agreement is terminated, the Company may be obligated to pay to Fresenius Kabi a termination fee. Please see the sections of this proxy statement entitled “The Merger Agreement—Termination Fee” beginning on page 74.

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Treatment of Equity and Equity-Based Awards

(page 61)

At the effective time of the merger, subject to all required withholding taxes:

•	each outstanding option to purchase Company common shares, which we refer to as a “Company stock option”, granted prior to the date of the merger agreement, other than rights under the Company’s Employee Stock Purchase Plan, which we refer to as the “ESPP”, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of Company common shares underlying such Company stock option and (y) the excess (if any) of the merger consideration over the exercise price per share of such Company stock option, and each such Company stock option that has an exercise price that is greater than or equal to the merger consideration will be canceled for no consideration;

•	each outstanding restricted stock unit of the Company, which we refer to as a “Company RSU”, granted prior to the date of the merger agreement, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of Company common shares underlying such Company RSU and (y) the merger consideration; and

•	each outstanding Company RSU granted following the date of the merger agreement will be converted into an unvested award representing the opportunity to receive cash payments in an aggregate amount equal to the product of (x) the number of Company common shares underlying such Company RSU and (y) the merger consideration, with such aggregate amount being payable on the vesting dates applicable to such Company RSU based proportionately on the number of Company common shares that would have vested on each such vesting date, and which award will continue to vest and will otherwise be subject to the same terms and conditions as were applicable to such Company RSU as of immediately prior to the effective time of the merger (including any terms and conditions related to accelerated vesting upon a termination of the holder’s employment prior to or following the effective time of the merger).

In addition, the merger agreement provides that prior to the effective time of the merger, no new offering periods under the ESPP will commence, no person will be permitted to increase his or her payroll elections through the ESPP and no new individuals will be permitted to commence participation in the ESPP. If the closing date of the merger is scheduled to occur before the scheduled purchase date for the then-current purchase period under the ESPP, then a special interim purchase date will be set before the effective time of the merger, which will be the final purchase date under the ESPP (we refer to such interim purchase date as the “final purchase date”). On the final purchase date, each participant’s accumulated payroll deductions under the ESPP will be used to purchase Company common shares, and all such Company common shares will be treated, upon the effective time of the merger, in the same manner as Company common shares held by all other shareholders of the Company. The ESPP will be terminated prior to the effective time of the merger immediately after the final purchase date. See “The Merger Agreement—Treatment of Equity and Equity-Based Awards” beginning on page 61.

Interests of the Company’s Directors and Executive Officers in the Merger

(page 51)

The Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of the Company’s shareholders generally. The members of the Board were aware of and considered these interests in reaching the determination to adopt the merger agreement and recommend that the holders of Company common shares vote their Company common shares to approve the merger agreement. These interests may include:

•	each outstanding Company stock option and each Company RSU granted prior to the date of the merger agreement will be cashed out upon the effective time of the merger, and each outstanding Company RSU granted following the date of the merger agreement will be converted at the effective time of the merger into an unvested award representing the opportunity to a fixed cash amount, payable in installments (in each case as described below in “The Merger—Treatment of Equity and Equity-Based Awards”);

•	each of the Company’s executive officers is party to an individual employment agreement with the Company or participates in a severance plan that provides severance and other benefits in the case of a “qualifying termination” prior to or following a change of control, which will include the completion of the merger (as described below in
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The Merger—Interests of the Company’s Directors and Executive Officers in the Merger—Severance Entitlements”);

•	all employees of the Company (including the executive officers) are eligible to receive retention awards (as of the date of this proxy statement, no determinations have been made as to whether any executive officer will receive an award or the amounts of any such potential awards to any particular individual, although the parties have agreed that the aggregate amount of such retention awards shall not exceed $8.0 million);

•	all participants (including the executive officers) in the Company’s annual bonus plan will receive a pro-rata bonus payment based on the portion of the plan year elapsed prior to the effective time of the merger and the Company’s determination of achievement of performance goals; and

•	the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the merger agreement.

Please see the section entitled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 51 of this proxy statement for additional information about these financial interests.

Common Share Ownership of Directors and Executive Officers

(page 77)

As of [ ], 2017, the directors and executive officers of the Company beneficially owned in the aggregate [ ] Company common shares, or approximately [ ]% of the outstanding Company common shares. We currently expect that each of these individuals will vote all of his or her Company common shares in favor of each of the proposals to be presented at the special meeting. As described in the section “Voting Agreements”, Dr. Kapoor and certain affiliates of Dr. Kapoor that are shareholders of the Company, Rajat Rai and an affiliate of Mr. Rai that is a shareholder of the Company, Joseph Bonaccorsi and Dr. Bruce Kutinsky have entered into voting agreements obligating them to vote in favor of the merger. None of the other directors and officers are obligated to vote in favor of the merger (although we currently expect them to do so).

Voting Agreements

(page 76 and Annexes B, C, D and E)

As a condition to Fresenius Kabi entering into the merger agreement, each of (i) Dr. John N. Kapoor, the Chairman of the Board, and certain affiliates of Dr. Kapoor that are shareholders of the Company, (ii) Rajat Rai, the Chief Executive Officer of the Company, and an affiliate of Mr. Rai that is a shareholder of the Company, (iii) Joseph Bonaccorsi, the Executive Vice President, General Counsel and Secretary of the Company, and (iv) Dr. Bruce Kutinsky, the Chief Operating Officer of the Company (collectively, “Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates”), each executed and delivered to Fresenius Kabi a voting agreement, dated April 24, 2017, which we refer to collectively as the “voting agreements” in this proxy statement. At the close of business on the record date, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates collectively and in the aggregate beneficially owned and held voting power over [ ] Company common shares (the “subject shares”), which represents approximately [ ]% of the total outstanding voting power of the Company common shares as of the record date. Pursuant to the voting agreements, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates agreed, among other things, to vote or cause to be voted all subject shares (a) in favor of approval of the merger agreement and the transactions contemplated by the merger agreement and (b) against any takeover proposal (which term is defined in the section entitled “Merger Agreement—No Solicitation; Board Recommendation”); so long as the merger agreement shall not have been amended or modified in a manner without any such shareholder’s consent to (i) decrease the merger consideration or (ii) change the form of merger consideration. In addition, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates agreed to grant Fresenius Kabi, and any individuals designated in writing by Fresenius Kabi, an irrevocable proxy in respect thereof. The voting agreements will terminate if the merger agreement is terminated. The voting agreements are attached hereto as Annexes B, C, D and E.

Financing of the Merger

(page 50)

The merger agreement does not contain any financing-related closing condition and Fresenius Kabi has represented that it will have sufficient funds at closing to fund the payment of the merger consideration and any other payments required in

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connection with the consummation of the merger. Fresenius Kabi has informed the Company that it expects that funds needed by Fresenius Kabi and Merger Sub in connection with the merger will be derived from a broad mix of Euro and U.S. dollar denominated debt instruments.

Conditions of the Merger

(page 72)

Each party’s obligation to consummate the merger is subject to the satisfaction or waiver (if permissible under applicable law), on or prior to the closing date of the merger, which we refer to as the “closing date”, of the following conditions:

•	no judgment enacted, promulgated, issued, entered, amended or enforced by any court of competent jurisdiction, or any other governmental entity or applicable law (collectively, “restraints”) in the U.S. shall be in effect enjoining or otherwise prohibiting the consummation of the merger;

•	the expiration or early termination of the waiting period (including any extension thereof) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”);

•	the approval of the merger agreement by the holders of a majority of the outstanding Company common shares;

•	subject to certain materiality and other qualifiers, the accuracy of the representations and warranties of the other party; and

•	performance in all material respects by the other party of its obligations under the merger agreement.

In addition, Fresenius Kabi’s obligation to consummate the merger is also subject to the absence of any effect, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Company (which term is described in the section entitled “The Merger Agreement—Representations and Warranties”).

The consummation of the merger is not conditioned upon Fresenius Kabi’s receipt of financing.

Before the closing, each of the Company and Fresenius Kabi may waive any of the conditions to its obligation to consummate the merger even though one or more of the conditions described above has not been met, except where waiver is not permissible under applicable law.

Regulatory Approvals Required for the Merger

(page 59)

The consummation of the merger is subject to review under the HSR Act. As described above in the section entitled “—Conditions of the Merger”, the obligations of Fresenius Kabi and the Company to effect the merger are subject to the expiration or termination of the waiting period (and any extension thereof) applicable to the merger under the HSR Act.

The merger agreement includes covenants obligating each of the parties to use reasonable best efforts to cause the merger to be consummated as promptly as reasonably practicable and to take certain actions to resolve objections under any antitrust laws. In addition, Fresenius Kabi has agreed to promptly take all actions necessary to obtain antitrust approval of the merger, including (i) entering into consent decrees or undertakings with a regulatory authority, (ii) divesting or holding separate any assets or businesses of Fresenius Kabi or the Company, (iii) terminating existing contractual relationships or entering into new contractual relationships, (iv) effecting any other change or restructuring of Fresenius Kabi or the Company and (v) defending through litigation any claim asserted by regulatory authorities that would prevent the closing of the merger.

No Solicitation; Board Recommendation

(page 67)

The merger agreement generally restricts the Company’s ability to solicit takeover proposals (as defined below under “The Merger Agreement—No Solicitation; Board Recommendation”) from third parties (including by furnishing non-public information), or to participate in discussions or negotiations with third parties regarding any takeover proposal. Under certain circumstances, however, and in compliance with certain obligations contained in the merger agreement, the Company is

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permitted to engage in negotiations with, and provide information to, third parties that have made an unsolicited takeover proposal that the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a superior proposal (as defined below under “The Merger Agreement—No Solicitation; Board Recommendation”) or could reasonably be expected to result in a superior proposal and that the failure to do so is reasonably likely to be inconsistent with the Board’s fiduciary duties under applicable law. Under certain circumstances, the Company is permitted to terminate the merger agreement prior to the approval of the merger agreement by the holders of Company common shares in connection with entering into a definitive agreement with respect to a superior proposal, subject to the prior or concurrent payment by the Company of a $129 million termination fee to Fresenius Kabi.

Termination

(page 73)

The merger agreement may be terminated at any time prior to the effective time of the merger in the following circumstances:

•	by mutual written consent of the Company and Fresenius Kabi;

•	by either Fresenius Kabi or the Company, if:

•	the merger is not consummated by April 24, 2018 (the “outside date”) (which will be automatically extended to July 24, 2018 if the expiration or termination of the waiting period (and any extension thereof) applicable to the merger under the HSR Act has not occurred, but all other closing conditions have been fulfilled or are capable of being satisfied); provided if the outside date has been extended to July 24, 2018, and on July 24, 2018, all conditions to the closing of the merger either have been satisfied or waived or are then capable of being satisfied, except the HSR approval condition, and Fresenius Kabi is then actively engaged in actions required to satisfy such conditions, then Fresenius Kabi will have the right to extend the outside date to October 24, 2018; provided further that the right to so terminate the merger agreement will not be available to a party whose breach of any provision of the merger agreement results in the failure of the merger to be consummated on or before the outside date;

•	a restraint in the U.S. that enjoins or otherwise prohibits consummation of the merger is in effect and has become final and nonappealable; provided that the party seeking to so terminate the merger agreement has used the required efforts to prevent the entry of and to remove such restraint in accordance with its obligations under the merger agreement; or

•	the holders of Company common shares fail to approve the merger agreement at the special meeting (including any adjournments and postponements thereof).

•	by Fresenius Kabi:

•	in the event of certain uncured breaches of the merger agreement by the Company; or

•	if the Board or a committee thereof makes an adverse recommendation change (as defined below under “The Merger Agreement—No Solicitation; Board Recommendation”); or

•	by the Company:

•	in the event of certain uncured breaches of the merger agreement by Fresenius Kabi or Merger Sub; or

•	prior to the approval of the merger agreement by holders of Company common shares at the special meeting, in order to concurrently enter into a definitive agreement with respect to a superior proposal, subject to payment of the related termination fee (as described below under “The Merger Agreement—Termination Fee”).
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Termination Fee

(page 74)

If the merger agreement is terminated in the following circumstances, the Company will be required to pay Fresenius Kabi a termination fee of $129 million:

•	by either Fresenius Kabi or the Company because (i) the holders of Company common shares fail to approve the merger agreement at the special meeting or (ii) the outside date has arrived and, in each such case (A) a takeover proposal shall have been publicly made, proposed or communicated by a third party after the date of the merger agreement and not withdrawn prior to (x) in the case of a termination because of a failure to obtain such shareholder approval, the earlier of the completion of the special meeting (including any adjournment or postponement thereof) and the time of termination or (y) in the case of a termination because the outside date arrived, the time of termination and (B) at any time on or prior to the 12 month anniversary of such termination, the Company enters into a definitive agreement with respect to a takeover proposal(whether or not such takeover proposal was the same takeover proposal referred to in clause (A) and provided that the term “takeover proposal” shall have the meaning defined below under “The Merger Agreement—No Solicitation; Board Recommendation” except that all references to 15% shall be deemed to be references to 50%) and such takeover proposal is subsequently consummated, even if after such 12-month anniversary;

•	by the Company prior to the approval of the merger agreement by the holders of Company common shares in order to accept a superior proposal and enter into a definitive agreement in connection with that superior proposal; or

•	by Fresenius Kabi because the Board or a committee thereof makes an adverse recommendation change (as defined below under “The Merger Agreement—No Solicitation; Board Recommendation”).

Company Shareholders Do Not Have Appraisal Rights

(page 50)

Appraisal rights are statutory rights that, if applicable under law, enable a shareholder of a Louisiana corporation to avoid the effects of a proposed corporate action, such as the merger, by selling the shareholder’s shares to the corporation at their fair value, paid in cash. Under the Louisiana Business Corporation Act (the “LBCA”), however, a shareholder of a Louisiana corporation does not have appraisal rights in connection with a merger or other extraordinary transaction if the corporation’s outstanding stock is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. A “covered security” includes, among other things, a security listed on the NASDAQ. Since the Company common shares are currently listed on the NASDAQ, shareholders of the Company are not entitled to appraisal rights in connection with the merger.

Litigation Related to the Merger

(page 50)

On May 2, 2017, a purported shareholder of the Company filed a complaint in a putative class and derivative action in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, captioned Robert J. Shannon, Jr. v. Fresenius Kabi AG, et al., Case No. 2017-CH-06322 (the “Shannon Action”). On May 16, 2017, a purported shareholder of the Company filed a complaint in a putative class and derivative action in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, captioned Daniel Ochoa v. John N. Kapoor, et al., Case No. 2017-CH-06928 (the “Ochoa Action”). The Shannon Action and the Ochoa Action allege, among other things, that in pursuing the merger, the directors of the Company breached their fiduciary duties to the Company and its shareholders by, among other things, agreeing to enter into the merger agreement for an allegedly unfair price and as the result of an allegedly deficient process. The Shannon Action and the Ochoa Action also allege that Fresenius Kabi, Fresenius Parent and Merger Sub aided and abetted the other defendants’ alleged breaches of their fiduciary duties. The Shannon Action and the Ochoa Action seek, among other things, to enjoin the transactions contemplated by the merger agreement or, in the alternative, to recover monetary damages.

The Company believes that the Shannon Action and the Ochoa Action are without merit and intends to vigorously defend them.

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Material U.S. Federal Income Tax Consequences of the Merger

(page 57)

The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Company common shares who is a U.S. holder (as defined below in the section of this proxy statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”), you will recognize capital gain or loss equal to the difference between the amount of cash you receive in the merger and your adjusted tax basis in the Company common shares converted into cash in the merger. If you are a holder of Company common shares who is a non-U.S. holder (as defined below in the section of this proxy statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”), the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you.

You should read the section of this proxy statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 for a more complete discussion of the material U.S. federal income tax consequences of the merger.

Current Price of Common Shares

(page 79)

The closing sale price of Company common shares on the NASDAQ on May 19, 2017 was $33.21. You are encouraged to obtain current market quotations for Company common shares in connection with voting your Company common shares.

Additional Information

(page 82)

You can find more information about the Company in the periodic reports and other information we file with the U.S. Securities and Exchange Commission (the “SEC”). The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. See “Where You Can Find Additional Information” beginning on page 82.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a holder of Company common shares. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:	Why am I receiving this proxy statement?
A:	On April 24, 2017, the Company entered into the merger agreement with Fresenius Kabi, Merger Sub and, solely for purposes of Article VIII thereof, Fresenius Parent. Pursuant to the merger agreement, Merger Sub will be merged with and into Akorn, with Akorn surviving the merger as a subsidiary of Fresenius Kabi.

You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the proposal to approve the merger agreement and the other matters to be voted on at the special meeting described below under “—What proposals will be considered at the special meeting?”

Q:	As a holder of Company common shares, what will I receive in the merger?
A:	If the merger is completed, you will be entitled to receive $34.00 in cash, without interest and less any applicable withholding taxes, for each Company common share that you own immediately prior to the effective time of the merger.

The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 57 for a more detailed description of the United States federal income tax consequences of the merger. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local and/or non-U.S. taxes.

Q:	What will happen to outstanding Company equity compensation awards in the merger?

At the effective time of the merger, subject to all required withholding taxes:

•	each outstanding Company stock option, other than rights under ESPP, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of Company common shares underlying such Company stock option and (y) the excess (if any) of the merger consideration over the exercise price per share of such Company stock option, and each such Company stock option that has an exercise price that is greater than or equal to the merger consideration will be canceled for no consideration;

•	each outstanding Company RSU granted prior to the date of the merger agreement, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of Company common shares underlying such Company RSU and (y) the merger consideration; and

•	each outstanding Company RSU granted following the date of the merger agreement will be converted into an unvested award representing the opportunity to receive cash payments in an aggregate amount equal to the product of (x) the number of Company common shares underlying such Company RSU and (y) the merger consideration, with such aggregate amount being payable on the vesting dates applicable to such Company RSU based proportionately on the number of Company common shares that would have vested on such vesting date, and which award will continue to vest and will otherwise be subject to the same terms and conditions as were applicable to such Company RSU as of immediately prior to the effective time of the merger (including any terms and conditions related to accelerated vesting upon a termination of the holder’s employment prior to or following the effective time of the merger).

In addition, the merger agreement provides that prior to the effective time of the merger, no new offering periods under the ESPP will commence, no person will be permitted to increase his or her payroll elections through the ESPP and no new individuals will be permitted to commence participation in the ESPP. If the closing date of the merger is scheduled to occur before the scheduled purchase date for the then-current purchase period under the ESPP, then the final purchase date will be set before the effective time of the merger. On the final purchase date, each participant’s accumulated payroll deductions under the ESPP will be used to purchase Company common shares, and all such Company common shares will

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be treated, upon the effective time of the merger, in the same manner as Company common shares held by all other shareholders of the Company. The ESPP will be terminated prior to the effective date of the merger, immediately after the final purchase date. See “The Merger Agreement—Treatment of Equity and Equity-Based Awards” beginning on page 61.

Q:	When and where is the special meeting of our shareholders?
A:	The special meeting will be held on [ ], 2017, at [ ] local time, at [ ].

Q:	Who may attend the special meeting? Are there procedures for attending?
A:	Only shareholders of record as of [ ], 2017, the record date for the special meeting, or their legal proxy holders may attend the special meeting. Due to space constraints and other security considerations, we will not be able to accommodate the guests of either shareholders or their legal proxy holders.

To be admitted to the special meeting, you must present valid proof of ownership of the Company’s common shares as of [ ], 2017, or a valid legal proxy. All attendees must also provide a form of government-issued photo identification. If you arrive at the special meeting without the required items, we will admit you only if we are able to verify that you are a shareholder of the Company as of [ ], 2017. If you hold shares through a bank or broker and wish to vote in person, you must obtain a legal proxy issued in your name from your broker or other nominee.

Q:	Who is entitled to vote at the special meeting?
A:	Shareholders of record as of the close of business on [ ], 2017, the record date for the special meeting, will be entitled to vote the Company common shares they held on the record date at the special meeting. As of the close of business on the record date, there were [ ] Company common shares outstanding and entitled to vote. Each shareholder is entitled to one vote for each Company common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

If on [ ], 2017, you were a “record” shareholder of Company common shares (that is, if you who held Company common shares in your own name in the share transfer records maintained by our transfer agent, Computershare), you may vote in person at the special meeting or by proxy. Whether or not you intend to attend the special meeting, we encourage you to vote now, online, by phone or proxy card to ensure that your vote is counted.

If on [ ], 2017, you were the beneficial owner of Company common shares held in “street name” (that is, if you held Company common shares through a broker or other nominee) then these materials are being forwarded to you by the broker or other nominee. You may direct your broker or other nominee how to vote your Company common shares by following the voting instructions on the form provided by your broker or other nominee. If you wish to attend the special meeting and vote in person, you may attend the meeting but may not be able to vote in person unless you first obtain a legal proxy issued in your name from your broker or other nominee.

A list of shareholders entitled to vote at the meeting will be open to the examination of any shareholder on and during ordinary business hours beginning two business days after notice of the meeting is given and continuing through the meeting at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045.

Q:	What proposals will be considered at the special meeting?
A:	At the special meeting, holders of Company common shares will be asked to consider and vote on the following proposals:

•	a proposal to approve the merger agreement;

•	a nonbinding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger (this nonbinding, advisory proposal, which we refer to as the “nonbinding compensation proposal”, relates only to contractual obligations of the Company in existence prior to consummation of the merger that may result in a payment to the Company’s named executive officers in connection with, or following, the consummation of the merger and does not relate to any new compensation or other arrangements between the Company’s named executive officers and Fresenius Kabi or, following the merger, the surviving corporation and its subsidiaries); and
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•	a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger agreement, which we refer to as the “adjournment proposal”.

Q:	What constitutes a quorum for purposes of the special meeting?
A:	A majority of all of the issued and outstanding Company common shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at any meeting of the holders of Company common shares. Abstentions will be counted for purposes of determining the presence of a quorum. “Broker non-votes” (as described under “The Special Meeting—Quorum”) will not be counted for purposes of determining the presence of a quorum unless the broker, bank, trust, custodian or other nominee (we refer to those organizations collectively as “broker”) has been instructed to vote on at least one of the proposals presented in this proxy statement. If, however, less than a quorum is present or represented at the special meeting, the holders of Company common shares representing a majority in interest present or represented and entitled to vote at the meeting may, after the lapse of at least half an hour, adjourn the meeting.

Q:	What vote of our shareholders is required to approve each of the proposals?
A:	The approval of the merger agreement by holders of Company common shares requires the affirmative vote of shareholders holding at least a majority of the outstanding Company common shares entitled to vote thereon as of the close of business on the record date. Abstentions, failures to vote and “broker non-votes” will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement. Note that you may vote to approve the merger agreement and vote not to approve the nonbinding compensation proposal or adjournment proposal or vice versa.

The approval of the nonbinding compensation proposal by holders of Company common shares requires the approval by a majority of the votes cast for or against that proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the nonbinding compensation proposal.

The approval of the adjournment proposal requires the approval by a majority of the votes cast for or against that proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the adjournment proposal. If, however, less than a quorum is present or represented at the special meeting, the holders of Company common shares representing a majority in interest present or represented and entitled to vote at the meeting may, after the lapse of at least half an hour, adjourn the meeting.

Q:	How does the Board recommend that I vote?
A:	The Board recommends a vote “FOR” the proposal to approve the merger agreement, “FOR” the nonbinding compensation proposal and “FOR” the adjournment proposal.

For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement, please see the section of this proxy statement entitled “The Merger—Reasons for the Merger” beginning on page 36. In addition, in considering the recommendation of the Board with respect to the merger agreement, you should be aware that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s shareholders generally. Please see the section of this proxy statement entitled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 51.

Q:	How do the Company’s directors and executive officers intend to vote?
A:	As of [ ], 2017, the directors and executive officers of Akorn beneficially owned in the aggregate [ ] Company common shares, or approximately [ ]% of the outstanding Company common shares. We currently expect that each of these individuals will vote all of his or her shares in favor of each of the proposals to be presented at the special meeting. As described in the section “Voting Agreements”, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates have committed to vote in favor of the merger. None of the other directors and officers are obligated to vote in favor of the merger (although we currently expect them to do so).

Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates entered into voting agreements with Fresenius Kabi pursuant to which such shareholders agreed, among other things, to vote or cause to be voted all subject shares (A) in favor of approval of the merger agreement and the transactions contemplated by the merger agreement and any related proposal in furtherance of the foregoing and (b) against any takeover proposal; so long as the merger agreement shall not have been amended or modified in a manner without any such shareholder’s consent to (i) decrease

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the merger consideration or (ii) change the form of merger consideration. The subject shares represent approximately [ ]% of the total outstanding voting power of the Company common shares as of the record date. The voting agreements will terminate if the merger agreement is terminated. The terms of the voting agreements are discussed further under the heading “Voting Agreements.”

Q:	Do any of the Company’s directors or executive officers have any interests in the merger that are different from, or in addition to, my interests as a shareholder?
A:	In considering the proposals to be voted on at the special meeting, you should be aware that the Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, your interests as a shareholder. The members of the Board were aware of and considered these interests in reaching the determination to adopt the merger agreement and recommend that the holders of Company common shares vote their Company common shares to approve the merger agreement. These interests may include:

•	each outstanding Company stock option and each Company RSU granted prior to the date of the merger agreement will be cashed out upon the effective time of the merger, and each outstanding Company RSU granted following the date of the merger agreement will be converted at the effective time of the merger into an unvested award representing the opportunity to receive a fixed cash amount, payable in installments (in each case as described below in “The Merger Agreement—Treatment of Equity and Equity-Based Awards”);

•	each of the Company’s executive officers is party to an individual employment agreement with the Company or participates in a severance plan that provides severance and other benefits in the case of a “qualifying termination” prior to or following a change of control, which will include completion of the merger (as described below in The Merger—Interests of the Company’s Directors and Executive Officers in the Merger—Severance Entitlements”);

•	all employees of the Company (including the executive officers) are eligible to receive retention awards (as of the date of this proxy statement, no determinations have been made as to whether any executive officer will receive an award or the amounts of any such potential awards to any particular individual, although the parties have agreed that the aggregate amount of such retention awards shall not exceed $8.0 million);

•	all participants (including the executive officers) in the Company’s annual bonus plan will receive a pro-rata bonus payment based on the portion of the plan year elapsed prior to the effective time of the merger and the Company’s determination of achievement of performance goals; and

•	the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the merger agreement.

For more information, please see the section of this proxy statement entitled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 51.

Q:	What happens if I sell my Company common shares before the special meeting?
A:	The record date for the special meeting is earlier than the date of the special meeting. If you own Company common shares on the record date, but transfer your shares after the record date but before the effective time of the merger, you will retain your right to vote such shares at the special meeting. However, the right to receive the merger consideration will pass to the person to whom you transferred your shares.

Q:	How do I cast my vote if I am a shareholder of record?
A:	If you are a shareholder with Company common shares registered in your name, you may vote such shares in person at the special meeting or by submitting a proxy for the special meeting via the internet, by telephone or by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement entitled “The Special Meeting—Voting Procedures” beginning on page 20.

If you are a holder of record of Company common shares and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of the proposal to approve the merger agreement, the nonbinding compensation proposal and the adjournment proposal.

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Whether or not you plan to attend the special meeting, we urge you to vote now to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already voted by proxy.

Q:	How do I cast my vote if my Company common shares are held in “street name” by my broker?
A:	If you hold your shares in street name, in other words your shares are held in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Akorn. In order to vote, complete and mail the proxy card received from your broker, bank or other applicable agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or such other applicable agent. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials or contact your broker, bank or such other agent to request a proxy form.

Without following those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Q:	What will happen if I abstain from voting or fail to vote on any of the proposals?
A:	If you abstain from voting, fail to cast your vote in person or by proxy or fail to give voting instructions to your broker, it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the nonbinding compensation proposal or the adjournment proposal.

Q:	Can I change my vote after I have delivered my proxy?
A:	Yes. For shareholders of record, any time after you have submitted a proxy card and before the proxy is exercised, you may revoke or change your vote in one of three ways:

•	You may submit a written notice of revocation to Akorn’s Corporate Secretary at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045.

•	You may submit a proxy bearing a later date. Please note, however, that only your last-dated proxy will count.

•	You may attend the special meeting and vote in person. Attendance at the special meeting will not, by itself, revoke a proxy.

Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the special meeting.

If you hold your shares in street name, you will need to revoke or resubmit your proxy through your broker or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone or by mail. In order to attend the special meeting and vote in person, you will need to obtain a proxy for your broker or other nominee, the shareholder of record.

Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your Company common shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Company common shares. If you are a holder of Company common shares of record and your shares are registered in more than one name, you will receive more than one proxy card. Please submit each proxy and voting instruction card that you receive to ensure that all your shares are voted.

Q:	If I hold my Company common shares in certificated form, should I send in my share certificates now?
A:	No. Promptly after the effective time of the merger, each holder of a certificate representing any Company common shares that have been converted into the right to receive the merger consideration, will be sent a letter of transmittal describing the procedure for surrendering your shares in exchange for the merger consideration. If you hold your shares in
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certificated form, you will receive your cash payment after the paying agent receives your share certificates and any other documents requested in the instructions. You should not return your share certificates with the enclosed proxy card, and you should not forward your share certificates to the paying agent without a letter of transmittal. If you hold Company common shares in non-certificated book-entry form, you will not be required to deliver a share certificate, and you will receive your cash payment after the paying agent receives the documents requested in the instructions.

Q:	Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my Company common shares?
A:	No. The holders of Company common shares will not be entitled to any dissenters’ rights or rights of appraisal in connection with the merger under the LBCA. For additional information, please see the section of this proxy statement entitled “The Merger—No Appraisal Rights” beginning on page 50.

Q:	When is the merger expected to be completed?
A:	We are working toward completing the merger as promptly as possible. We currently anticipate the merger to close by early 2018, but we cannot be certain when or if the conditions of the merger will be satisfied or (if permissible under applicable law) waived. The merger cannot be completed until the conditions to closing are satisfied or (if permissible under applicable law) waived, including the approval of the merger agreement by the holders of Company common shares at the special meeting and the receipt of certain regulatory approvals.

Q:	What effect will the merger have on the Company?
A:	If the merger is consummated, Merger Sub will be merged with and into the Company, and the Company will continue to exist following the merger as a subsidiary of Fresenius Kabi. Following such consummation of the merger, Company common shares will no longer be traded on the NASDAQ or any other public market, and the registration of Company common shares under the Exchange Act will be terminated.

Q:	What happens if the merger is not completed?
A:	In the event that the proposal to approve the merger agreement does not receive the required approval from the holders of Company common shares, or if the merger is not completed for any other reason, the holders of Company common shares will not receive any payment for their Company common shares in connection with the merger. Instead, the Company will remain an independent public company and shareholders will continue to own their Company common shares. The Company common shares will continue to be registered under the Exchange Act and listed and traded on the NASDAQ. Under certain circumstances, if the merger is not completed, the Company may be obligated to pay to Fresenius Kabi a termination fee. Please see the section of this proxy statement entitled “The Merger Agreement—Termination Fee” beginning on page 74.

Q:	What is householding and how does it affect me?
A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are Akorn shareholders may be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Akorn, Inc., Attention: Investor Relations, 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045, or call (847) 582-6923. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Q:	Who can help answer my questions?
A:	If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Inisfree M&A Incorporated, which is acting as the Company’s proxy solicitation agent in connection with the merger, toll free at (888) 750-5834. Brokers may call collect at (212) 750-5833.
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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any statements in this proxy statement regarding the proposed merger, the expected timetable for completing the proposed merger, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed merger, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of the Company constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Akorn and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Fresenius Kabi may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Fresenius Kabi by Akorn’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Akorn will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Akorn to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Akorn’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Akorn’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the SEC on March 1, 2017) and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 (as filed with the SEC on May 4, 2017) and other risk factors identified herein or from time to time in our periodic filings with the Securities and Exchange Commission. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

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THE PARTIES

Akorn, Inc.

Akorn together with its wholly-owned subsidiaries is a specialty generic pharmaceutical company founded in 1971 in Abita Springs, Louisiana, that develops, manufactures and markets generic and branded prescription pharmaceuticals, branded as well as private-label over-the-counter consumer health products and animal health pharmaceuticals. We are an industry leader in the development, manufacturing and marketing of specialized generic pharmaceutical products in alternative dosage forms. We focus on difficult-to-manufacture sterile and non-sterile dosage forms including, but not limited to, ophthalmics, injectables, oral liquids, otics, topicals, inhalants and nasal sprays. Our strategy is focused on continuing to strengthen our leadership position in the development and marketing of specialized generic and branded pharmaceuticals, over-the-counter drug products and animal health products. Through an efficient operational model, we strive to maximize shareholder value by quickly adapting to market conditions, patient demands and customer needs. Our common shares are traded on the NASDAQ under the trading symbol “AKRX”. Our principal corporate office is located at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045 with telephone number (847) 279-6100.

Fresenius Kabi AG

Fresenius Kabi is a German stock corporation formed in 1999. Fresenius Kabi is global healthcare company that specializes in lifesaving medicines and technologies for infusion, transfusion and clinical nutrition. Fresenius Kabi’s parent company is Fresenius Parent. Fresenius Kabi’s principal executive office is located at Else-Kröner-Str. 1, 61352 Bad Homburg v.d.H., Germany and its telephone number is 49 (0) 6172 686-0.

Quercus Acquisition, Inc.

Merger Sub was formed by Fresenius Kabi on April 10, 2017, solely for the purpose of completing the merger. Merger Sub is wholly owned by Fresenius Kabi and has not engaged in any business except for activities incidental to its formation and in connection with the merger and the other transactions contemplated by the merger agreement. Upon the consummation of the merger, Merger Sub will cease to exist. Merger Sub’s principal executive office is located at Three Corporate Drive, Lake Zurich, Illinois 60047.

Fresenius SE & Co. KGaA

Fresenius Parent is a German partnership limited by shares, founded in 1912. Fresenius Parent is a global health care group providing products and services for dialysis, hospitals, and outpatient medical care. Fresenius Parent is a party to the merger agreement solely for purposes of agreeing to cause Fresenius Kabi to comply with its obligations under the merger agreement. Fresenius Parent’s ordinary shares are listed on the Börse Frankfurt under the trading symbol “FRE”. Fresenius Parent’s principal executive office is located at Else-Kröner-Str. 1, 61352 Bad Homburg v.d.H., Germany, and its telephone number is +49 (0) 6172 608-0.

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THE SPECIAL MEETING

We are furnishing this proxy statement to the holders of Company common shares as part of the solicitation of proxies by the Board for use at the special meeting and at any adjournments or postponements thereof.

Date, Time and Place

The special meeting will be held on [ ], 2017, at [ ] local time, at [ ].

For instructions on how to attend and vote at the special meeting, please see the section of this proxy statement entitled “The Special Meeting—Voting in Person” beginning on page 21.

Purpose of the Special Meeting

The special meeting is being held for the following purposes:

•	to consider and vote on a proposal to approve the merger agreement (see the section of this proxy statement entitled “The Merger Agreement” beginning on page 60);

•	to consider and vote on a nonbinding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger (this nonbinding compensation proposal relates only to contractual obligations of the Company in existence prior to consummation of the merger that may result in a payment to the Company’s named executive officers in connection with, or following, the consummation of the merger and does not relate to any new compensation or other arrangements between the Company’s named executive officers and Fresenius Kabi or, following the merger, the surviving corporation and its subsidiaries) (see the section of this proxy statement entitled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 51); and

•	to consider and vote on the adjournment proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger agreement.

A copy of the merger agreement is attached as Annex A to this proxy statement.

Recommendation of the Board

The Board carefully reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board adopted the merger agreement, directed that the approval of the merger agreement be submitted to a vote at a meeting of the holders of Company common shares and recommended that the holders of Company common shares vote for approval of the merger agreement. Accordingly, the Board recommends a vote “FOR” the proposal to approve the merger agreement. For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement, please see the section of this proxy statement entitled “The Merger—Reasons for the Merger” beginning on page 36.

The Board also recommends a vote “FOR” the nonbinding compensation proposal and a vote “FOR” the adjournment proposal.

Record Date and Shareholders Entitled to Vote

Shareholders of record as of the close of business on [ ], 2017, the record date for the special meeting, will be entitled to vote the Company common shares they held on the record date at the special meeting. As of the close of business on the record date, there were [ ] Company common shares outstanding and entitled to vote. Each shareholder is entitled to one vote for each Company common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

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Quorum

A majority of all of the issued and outstanding Company common shares entitled to vote, whether present in person or represented by proxy, constitutes a quorum for the transaction of business at any meeting of the holders of Company common shares. Abstentions will be counted for purposes of determining the presence of a quorum. “Broker non-votes” will not be counted for purposes of determining the presence of a quorum unless the broker has been instructed to vote on at least one of the proposals presented in this proxy statement.

A “broker non-vote” occurs when (i) your Company common shares are held by a broker, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”) and (ii) a broker submits a proxy card for your Company common shares held in “street name”, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions. You must follow instructions from your broker to authorize it to vote with respect to the proposal to approve the merger agreement, the nonbinding compensation proposal or the adjournment proposal.

If, however, less than a quorum is present or represented at the special meeting, the holders of Company common shares representing a majority in interest present or represented and entitled to vote at the meeting may, after the lapse of at least half an hour, adjourn the meeting, and the meeting may be held as adjourned without further notice other than announcement at the meeting, so long as the date to which the meeting is adjourned is no more than 120 days after the record date of [ ], 2017.

In the event that a quorum is not present at the special meeting, or if there are insufficient votes to approve the merger agreement at the time of the special meeting, we expect that the special meeting will be adjourned or postponed to solicit additional proxies.

Vote Required

Approval of the Merger Agreement

The approval of the merger agreement by the holders of Company common shares requires the affirmative vote of shareholders holding at least a majority of the outstanding Company common shares entitled to vote thereon as of the close of business on the record date. Under the merger agreement, the receipt of such required vote is a condition to the consummation of the merger. Note that you may vote to approve the merger agreement and vote not to approve the nonbinding compensation proposal or adjournment proposal or vice versa.

The failure to vote your Company common shares, abstentions and “broker non-votes” will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Approval of the Nonbinding Compensation Proposal

The approval of the nonbinding compensation proposal by the holders of Company common shares requires the approval by a majority of the votes cast affirmatively or negatively on that proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the nonbinding compensation proposal.

The vote on the nonbinding compensation proposal is a vote separate and apart from the vote to approve the merger agreement. Because the vote on the nonbinding compensation proposal is advisory only, it will not be binding on the Company, the Board, Fresenius Kabi or the surviving corporation. Accordingly, because the Company is contractually obligated to pay the compensation, if the merger agreement is approved by the holders of Company common shares and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the nonbinding advisory vote.

Approval of the Adjournment Proposal

The approval of the adjournment proposal by the holders of Company common shares requires the approval by a majority of the votes cast affirmatively or negatively on that proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the adjournment proposal. If less than a majority of the outstanding shares entitled to vote are present in person or represented by proxy at the special meeting, a majority of the shares present or represented at the meeting may also adjourn the meeting under the Company’s

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By-Laws. The Company does not intend to call a vote on this proposal if the proposal to approve the merger agreement is approved at the special meeting.

The vote on the adjournment proposal is a vote separate and apart from the vote to approve the merger agreement. Accordingly, you may vote to approve the merger agreement and vote not to approve the adjournment proposal or vice versa.

Voting Procedures

Whether or not you plan to attend the special meeting and regardless of the number of Company common shares you own, your careful consideration of, and vote on, the merger agreement is important and we encourage you to vote promptly.

To ensure that your Company common shares are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person, using one of the following three methods:

•	Vote via the Internet. Follow the instructions for internet voting shown on the proxy card mailed to you.

•	Vote by Telephone. Follow the instructions for telephone voting shown on the proxy card mailed to you.

•	Vote by Proxy Card. If you do not wish to vote by the internet or by telephone, please complete, sign, date and mail the enclosed proxy card in the envelope provided.

If you hold your shares in street name, in other words the shares are held in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Akorn. In order to vote, complete and mail the proxy card received from your broker or bank to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or such other applicable agent. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials (including how and when to vote your Company common shares) or contact your broker, bank or such other agent to request a proxy form. The timing described in the instructions from your broker may differ from the timing described above. Without following those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

For additional questions about the merger, assistance in submitting proxies or voting Company common shares, or to request additional copies of this proxy statement or the enclosed proxy card, please contact Innisfree M&A Incorporated, which is acting as the Company’s proxy solicitation agent in connection with the merger, toll free at (888) 750-5834.

How Proxies Are Voted

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a holder of Company common shares of record and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of the proposal to approve the merger agreement, the nonbinding compensation proposal and the adjournment proposal.

Revocation of Proxies

For shareholders of record, any time after you have submitted a proxy card and before the proxy is exercised, you may revoke or change your vote in one of three ways:

•	You may submit a written notice of revocation to Akorn’s Corporate Secretary at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045.

•	You may submit a proxy bearing a later date. Please note, however, that only your last-dated proxy will count.

•	You may attend the special meeting and vote in person. Attendance at the special meeting will not, by itself, revoke a proxy.
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Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the special meeting.

If you hold your shares in street name, you will need to revoke or resubmit your proxy through your broker or other nominee and in accordance with its procedures. If your broker allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone or by mail. In order to attend the special meeting and vote in person, you will need to obtain a proxy for your broker or other nominee, the shareholder of record.

Voting in Person

Only shareholders as of [  ], 2017, the record date for the special meeting, or their legal proxy holders may attend the special meeting. Due to space constraints and other security considerations, we will not be able to accommodate the guests of either shareholders or their legal proxy holders.

To be admitted to the special meeting, you must present valid proof of ownership of the Company’s common shares as of [  ], 2017 or a valid legal proxy. All attendees must also provide a form of government-issued photo identification. If you arrive at the special meeting without the required items, we will admit you only if we are able to verify that you are a shareholder of the Company as of [  ], 2017. If you hold shares through a bank or broker and wish to vote in person, you must obtain a legal proxy issued in your name from your broker or other nominee.

If you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the special meeting. Shareholders holding shares in a joint account will be admitted to the special meeting if they provide proof of joint ownership.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request brokers to solicit their customers who have Company common shares registered in their names and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice. We may also use the services of our directors, officers and other employees to solicit proxies, personally or by telephone, without additional compensation. In addition, the Company has retained Innisfree M&A Incorporated to solicit shareholder proxies at a total cost to the Company of approximately $25,000, plus reimbursement of customary expenses.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned, recessed or postponed for the purpose of soliciting additional proxies. An adjournment of the special meeting may be made by holders of Company common shares representing a majority in interest present or represented and entitled to vote at the meeting, after the lapse of at least half an hour.

At any subsequent reconvening of the special meeting at which a quorum is present in person or represented by proxy, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been validly revoked or withdrawn prior to the reconvened meeting.

Voting by Company Directors, Executive Officers and Principal Securityholders

As of [ ], 2017, the directors and executive officers of Akorn beneficially owned in the aggregate [ ] Company common shares, or approximately [ ]% of the outstanding Company common shares. We currently expect that each of these individuals will vote all of his or her shares in favor of each of the proposals to be presented at the special meeting. As described in the section “Voting Agreements”, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates have entered into voting agreements obligating them to vote in favor of the merger. None of the other directors and officers are obligated to vote in favor of the merger (although we currently expect them to do so).

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Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates entered into voting agreements with Fresenius Kabi pursuant to which such shareholders agreed, among other things, to vote or cause to be voted all subject shares (A) in favor of approval of the merger agreement and the transactions contemplated by the merger agreement and any related proposal in furtherance of the foregoing and (b) against any takeover proposal; provided that the merger agreement shall not have been amended or modified in a manner without any such shareholder’s consent to (i) decrease the merger consideration or (ii) change the form of merger consideration. The subject shares represent approximately [ ]% of the total outstanding voting power of the Company common shares as of the record date. The terms of the voting agreements are discussed further under the heading “Voting Agreements.”

The Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company’s shareholders generally. For more information, please see the section of this proxy statement entitled “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 51.

Assistance

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Innisfree M&A Incorporated, which is acting as the Company’s proxy solicitation agent in connection with the merger, toll free at (888) 750-5834. Brokers may call collect at (212) 750-5833.

List of Shareholders

A list of shareholders entitled to vote at the meeting will be open to the examination of any shareholder on and during ordinary business hours beginning two business days after notice of the meeting is given and continuing through the meeting at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045.

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PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT

As discussed elsewhere in this proxy statement, holders of Company common shares will consider and vote on a proposal to approve the merger agreement. You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the merger, including the information set forth under the sections of this proxy statement captioned “The Merger” and “The Merger Agreement”. A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.

The Board recommends a vote “FOR” the approval of the merger agreement.

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PROPOSAL 2: ADVISORY, NON-BINDING VOTE ON MERGER-RELATED
EXECUTIVE COMPENSATION ARRANGEMENTS

In accordance with Section 14A of the Exchange Act, the Company is providing holders of Company common shares with the opportunity to cast a nonbinding advisory vote on the compensation that may be payable to the Company’s named executive officers in connection with the merger. As required by those rules, the Company is asking holders of Company common shares to vote on the approval of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”

The vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to approve the merger agreement. Accordingly, you may vote to approve the merger agreement and vote not to approve the executive compensation or vice versa. Because the vote is advisory in nature only, it will not be binding on the Company or the Board. Accordingly, because the Company is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the merger is consummated and regardless of the outcome of the advisory vote.

The approval of the nonbinding compensation proposal by the holders of Company common shares requires the approval by a majority of the votes cast affirmatively or negatively on that proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the nonbinding compensation proposal.

The Board recommends a vote “FOR” the approval of the nonbinding compensation proposal.

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PROPOSAL 3: VOTE ON POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY

The special meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary, to obtain additional votes to approve the proposal to approve the merger agreement. The Company currently does not intend to propose adjournment of the special meeting if there are sufficient votes to approve the proposal to approve the merger agreement.

The Company is asking you to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the proposal to approve the merger agreement at the time of the special meeting.

The Board recommends a vote “FOR” the approval of the adjournment proposal.

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THE MERGER

Overview

The Company is seeking the approval by the holders of Company common shares of the merger agreement the Company entered into on April 24, 2017, with Fresenius Kabi, Merger Sub and, solely for purposes of Article VIII thereof, Fresenius Parent. Under the terms of the merger agreement, subject to the satisfaction or (if permissible under applicable law) waiver of specified conditions, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a subsidiary of Fresenius Kabi. The Board has adopted the merger agreement and recommends that the holders of Company common shares vote to approve the merger agreement.

Upon the consummation of the merger, each Company common share issued and outstanding immediately prior to the effective time of the merger (other than Company common shares owned by the Company as treasury shares or owned by Fresenius Kabi or Merger Sub and other than Company common shares owned by wholly owned subsidiaries of the Company or Fresenius Kabi (other than Merger Sub) that Fresenius Kabi has elected to be canceled) will be canceled and converted into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes.

Background of the Merger

The Board, together with the Company’s management and with the assistance of the Company’s advisors, has periodically reviewed the Company’s long-term strategic plan and considered various strategic opportunities available to the Company as well as ways to enhance shareholder value and the Company’s performance and prospects, including in light of the business, competitive, regulatory and economic environment and developments in the Company’s industry. These reviews have included discussions as to whether the Company should continue to execute on its strategy as a stand-alone company, pursue various acquisitions or pursue a sale of the entire Company. As part of these reviews, the Board, together with the Company’s management and with the assistance of the Company’s advisors, has considered from time to time what would offer the best avenue to enhance shareholder value along with the potential benefits and risks of any potential transaction.

On February 17, 2016, the Company held a regularly scheduled meeting of the Board, with representatives of the Company’s management and J.P. Morgan participating. Representatives of J.P. Morgan discussed with the Board conditions and trends in the generic pharmaceuticals industry and reviewed with the Board the performance and outlook of the Company’s publicly traded peers. Representatives of J.P. Morgan also reviewed the Company’s stock price performance, noting the recent headwinds associated with the restatement of the Company’s 2014 financial information and delinquent filing of the Company’s 2015 financial results with the SEC. Representatives of J.P. Morgan also presented an illustrative financial analysis of the Company’s standalone valuation based on public filings and publicly available equity research. The Board along with members of the Company’s management and the representatives of J.P. Morgan discussed their views on whether to begin exploring strategic alternatives, in light of conditions and trends in the pharmaceuticals industry and the outlook for the Company’s business on a standalone basis. After discussion, the Board concluded that it would be in the best interest of the Company and its shareholders to explore potential strategic alternatives that could potentially increase shareholder value following the completion of the restatement of the Company’s 2014 financial information and after becoming current with the Company’s financial reporting.

During the spring and early summer of 2016, as part of the Company’s ordinary course business development activities, which included regular contact with representatives of other industry participants, representatives of the Company met with representatives of an international biopharmaceutical company (“Company A”) and a U.S. pharmaceutical distribution company (“Company B”). Representatives of the Company discussed a broad range of topics with the representatives of Company A and Company B over the course of these discussions, including whether such companies had a strategic interest in the generic pharmaceuticals industry. Over the course of these discussions, the Company learned that neither Company A nor Company B were interested in expanding into the Company’s markets. Also during this time period, representatives of J.P. Morgan contacted a diversified U.S. healthcare company (“Company C”) as part of J.P. Morgan’s ordinary course marketing activities. As part of this marketing discussion, representatives of J.P. Morgan evaluated whether Company C believed that a company like the Company would be a good strategic fit for Company C, and the representatives of J.P. Morgan learned that Company C was not interested in a broad entry into the generic pharmaceuticals industry. As a result, it was clear that Company A, Company B and Company C would be unlikely to pursue a transaction to acquire the Company.

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Following the completion of the restatement of the Company’s 2014 financial information and after becoming current with the Company’s financial reporting, in late July 2016, Mr. Rajat Rai, Chief Executive Officer of the Company, Dr. John N. Kapoor, the Chairman of the Board of the Company, and representatives of J.P. Morgan discussed conditions and trends in the generic pharmaceuticals industry, as well as potential strategic alternatives that could potentially increase shareholder value. Mr. Rai, Dr. Kapoor and the representatives of J.P. Morgan discussed a preliminary list of potential strategic companies in the pharmaceutical industry and financial sponsors that may have an interest in acquiring the Company, noting the information they had learned from Company A, Company B and Company C.

On July 27, 2016, the Company held a regularly scheduled meeting of the Board, with representatives of the Company’s management participating. Mr. Rai updated the Board on conditions and trends in the generic pharmaceuticals industry, as well as his discussion with Dr. Kapoor and representatives of J.P. Morgan regarding potential strategic alternatives that could potentially increase shareholder value. Mr. Rai provided the Board with management’s recommendation that the Company commence a process to solicit proposals to acquire the Company from potential strategic and financial counterparties, and the Board reached a consensus to begin this process.

On August 23, 2016, representatives of J.P. Morgan met in person with Mr. Alexander Dettmer, Head of Corporate Business Development / M&A, Senior Vice President of Fresenius Parent, as part of J.P. Morgan’s ordinary course marketing activities. At the meeting, representatives of J.P. Morgan and Mr. Dettmer discussed whether the Company could potentially be a good strategic fit for Fresenius Kabi. Mr. Dettmer informed representatives of J.P. Morgan that Fresenius Parent believed the Company could potentially be a good strategic fit for Fresenius Kabi.

In August 2016, representatives of J.P. Morgan, on behalf of the Company, contacted a representative of a U.S. private equity fund (“Financial Sponsor A”) to evaluate its potential interest in a transaction with the Company. Financial Sponsor A indicated that it would be interested in conducting preliminary due diligence to evaluate a transaction with the Company and that it intended to partner with a foreign sovereign wealth fund (“Sovereign Wealth Fund”) as an equity financing source in connection with any potential transaction. On August 26, 2016, the Company entered into confidentiality agreements with each of Financial Sponsor A and Sovereign Wealth Fund, which contained customary standstill provisions that would automatically terminate upon the entry by the Company into a definitive acquisition agreement with a third party. On August 29, 2016, representatives of the Company and J.P. Morgan gave representatives of Financial Sponsor A and Sovereign Wealth Fund a presentation regarding the Company’s business and operations, which presentation included certain unaudited prospective financial information for the fiscal years 2016 through 2019. Representatives of Financial Sponsor A and Sovereign Wealth Fund subsequently informed the Company that Financial Sponsor A and Sovereign Wealth Fund were not interested in pursuing an acquisition of the Company due to the concentration in the Company’s product portfolio and certain adverse trends in the generic pharmaceuticals industry and would not be submitting a proposal with respect to a transaction.

In August 2016, representatives of J.P. Morgan, on behalf of the Company, contacted representatives of a U.S. private equity fund (“Financial Sponsor B”) to evaluate its potential interest in a transaction with the Company. On August 29, 2016, representatives of the Company and J.P. Morgan gave representatives of Financial Sponsor B a presentation (which did not contain any material non-public information) regarding the Company’s business and operations. The Company and Financial Sponsor B did not enter into a confidentiality agreement, and Financial Sponsor B was not provided with any material non-public information. Representatives of Financial Sponsor B subsequently informed the Company that Financial Sponsor B was not interested in pursuing an acquisition of the Company due to the size of the potential equity commitment required for the transaction and would not be submitting a proposal with respect to a transaction.

In early October 2016, representatives of J.P. Morgan, on behalf of the Company, contacted Mr. John Ducker, President and Chief Executive Officer of Fresenius Kabi USA, LLC, a wholly owned subsidiary of Fresenius Kabi, to evaluate whether Fresenius Kabi believed that a company with a business profile similar to that of the Company would be a good strategic fit for Fresenius Kabi. Representatives of J.P. Morgan then suggested that the Company could potentially be a good strategic fit for Fresenius Kabi. Mr. Ducker agreed to meet in person with representatives of the Company and J.P. Morgan later that month.

On October 13, 2016, Mr. Rai and representatives of J.P. Morgan met in person with Mr. Ducker to give Mr. Ducker a presentation (which did not contain any material non-public information) regarding the Company’s business and operations. Mr. Ducker indicated that Fresenius Kabi would evaluate whether it was interested in a potential transaction with the Company.

On October 18, 2016, the U.S. Food and Drug Administration (the “FDA”) released a Form 483 report related to the Company’s manufacturing facility in Decatur, IL. The Form 483 included six observations at the Decatur manufacturing

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facility resulting from the FDA’s 10-day inspection in June, including quality control issues and issues in written production and process control procedures. During the Company’s earnings call on November 3, 2016, Mr. Rai responded to questions from investors about the Form 483 report and indicated that the issues identified in the Form 483 report would have an adverse impact on the timing of regulatory approvals of certain products manufactured at the Decatur, IL manufacturing facility.

On October 24, 2016, representatives of J.P. Morgan, on behalf of the Company, contacted representatives of a U.S. private equity fund (“Financial Sponsor C”) to evaluate their potential interest in a transaction with the Company. Also on October 24, 2016, representatives of J.P. Morgan, on behalf of the Company, contacted representatives of a U.S. private equity fund (“Financial Sponsor D”) to recommend that Financial Sponsor D meet with representatives of the Company so that representatives of both organizations could familiarize themselves with each other and their respective organizations and potentially evaluate whether to explore a transaction in the future.

On October 26, 2016, the Company held a regularly scheduled meeting of the Board, with representatives of the Company’s management participating. The Company’s management updated the Board on conditions and trends in the generic pharmaceuticals industry, as well as the status of the Company’s discussions with strategic companies and financial sponsors about a potential transaction involving the Company, including the discussions with Fresenius Kabi. Following a discussion of the ongoing solicitation process, the Board reached a consensus that management should continue discussions with Fresenius Kabi.

On October 31, 2016, representatives of the Company and representatives of Financial Sponsor C met in person to further explore Financial Sponsor C’s potential interest in a transaction with the Company.

On November 1, 2016, representatives of the Company gave representatives of Financial Sponsor D a presentation (which did not contain any material non-public information) regarding the Company’s business and operations. The Company and Financial Sponsor D did not enter into a confidentiality agreement, and Financial Sponsor D was not provided with any material non-public information.

On November 4, 2016, the Company sent Fresenius Kabi a draft confidentiality agreement, which contained customary standstill provisions that would automatically terminate upon the entry by the Company into a definitive acquisition agreement with a third party, and a draft clean team confidentiality agreement.

On November 7, 2016, the Company sent Financial Sponsor C a draft confidentiality agreement, which contained customary standstill provisions that would automatically terminate upon the entry by the Company into a definitive acquisition agreement with a third party.

In November 2016, representatives of J.P. Morgan, on behalf of the Company, contacted the chief executive officer of an international generic pharmaceutical company (“Company D”) to evaluate his potential interest in a transaction with the Company. The chief executive officer of Company D informed J.P. Morgan that Company D was not interested in pursuing an acquisition of the Company because of capital constraints and the potential financing requirements for an acquisition of the Company.

On November 8, 2016, the Company and Fresenius Kabi USA, LLC entered into a confidentiality agreement and a clean team confidentiality agreement.

On November 11, 2016, representatives of the Company met in person with representatives of Fresenius Kabi for the Company to give Fresenius Kabi a presentation regarding the Company’s business and operations, which presentation included the November 2016 Management Case.

On November 15, 2016, the Company and Financial Sponsor C entered into a confidentiality agreement. Beginning in November 2016 and continuing through January 2017, Financial Sponsor C and its advisors participated in numerous telephonic and in person due diligence sessions with representatives of the Company, continuing until the withdrawal of Financial Sponsor C’s interest in acquiring the Company as described below.

On November 16, 2016, the Company and Fresenius Kabi USA, LLC entered into a “reverse” confidentiality agreement and a “reverse” clean team confidentiality agreement to cover certain confidential information of Fresenius Kabi that was exchanged with the Company.

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On November 17-18, 2016, representatives of the Company met in person with representatives of Financial Sponsor C for the Company to give Financial Sponsor C a presentation regarding the Company’s business and operations, which included the November 2016 Management Case.

On November 21, 2016, representatives of J.P. Morgan met with representatives of Financial Sponsor D as part of general marketing activities to discuss a variety of topics. During this conversation, representatives of Financial Sponsor D informed J.P. Morgan that Financial Sponsor D was not interested in pursuing another acquisition in the generic pharmaceuticals industry.

On November 23, 2016, Fresenius Kabi submitted a non-binding indication of interest proposing to acquire the Company for a price of $30.00 per Company common share and a contingent value right (“CVR”) to receive up to $5.00 per Company common share in cash based on sales of the Company’s ephedrine product over the following three years. Fresenius Kabi’s non-binding indication of interest did not include any other specifics on the terms of the proposed CVR. The non-binding indication of interest stated that Fresenius Kabi’s proposal was subject to completion of customary due diligence and negotiation of a definitive agreement. Fresenius Kabi also requested that the Company enter into exclusive negotiations with Fresenius Kabi for a reasonable period of time. The closing price of the Company common shares on the NASDAQ Global Market on November 23, 2016 was $22.40 per Company common share.

On November 30, 2016, Financial Sponsor C submitted a non-binding indication of interest proposing to acquire the Company for a price between $30.00 and $33.00 per Company common share. The indication of interest stated that Financial Sponsor C’s proposal was not subject to any contingency related to financing but was subject to completion of customary due diligence and negotiation of a definitive agreement. Financial Sponsor C also requested that the Company enter into exclusive negotiations with Financial Sponsor C for a period of six weeks. The closing price of the Company common shares on the NASDAQ Global Market on November 30, 2016 was $21.22 per Company common share.

On December 2, 2016, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath, Swaine & Moore LLP (“Cravath”) participating. At the meeting, Mr. Rai updated the Board on the ongoing discussions with Fresenius Kabi and Financial Sponsor C, including the receipt of written indications of interest from each of them. Representatives of Cravath, outside counsel to the Company, reviewed the directors’ fiduciary duties and other legal matters in connection with the Board’s consideration of the indications of interest received from Fresenius Kabi and Financial Sponsor C. Following this review, Mr. Rai and representatives of J.P. Morgan reviewed the history of discussions over the past six months with a broad range of strategic companies and financial sponsors, including (i) the previous discussions with Company A, Company B, Company C, Company D, Financial Sponsor A, Financial Sponsor B, Financial Sponsor D and Sovereign Wealth Fund, (ii) a discussion in October 2016 with an international generic pharmaceuticals company that had indicated to the Company that it was interested in divesting certain generic pharmaceutical product lines and (iii) a list of other remaining potential strategic companies in the pharmaceuticals industry that the Company had not yet contacted and that may have interest in acquiring the Company. Representatives of J.P. Morgan reviewed and discussed with the Board the terms of the proposals received from Fresenius Kabi and Financial Sponsor C, including the structure and mechanics of the CVR proposed by Fresenius Kabi, and its preliminary financial analyses of the Company’s standalone valuation and the proposed transactions with Fresenius Kabi and Financial Sponsor C. As part of this review, members of the Company’s management discussed with the Board the November 2016 Management Case and the November 2016 Management Case Extrapolations that had been developed as part of management’s strategic plan (see the section entitled “The Merger—Financial Forecasts”). The Board along with members of the Company’s management discussed their views on the outlook for the Company’s business on a standalone basis, including the status of the FDA’s re-inspection of the Company’s Decatur manufacturing facility and the current and future market dynamics for the Company’s ephedrine product. After discussion, the Board concluded that it would be in the best interest of the Company and its shareholders to continue discussions with both Fresenius Kabi and Financial Sponsor C regarding a potential transaction and convey that they would need to improve their proposals to acquire the Company in order for the Company to facilitate a full due diligence review of the Company by them. The Board also considered the request from both Fresenius Kabi and Financial Sponsor C for the Company to enter into exclusive negotiations and concluded that it would not be in the best interest of the Company and its shareholders to grant exclusivity to either potential counterparty at this time. The Board, members of the Company’s management and representatives of J.P. Morgan also discussed the remaining potential strategic companies on the previously discussed list and determined that it was highly unlikely that any of those counterparties would be interested in an acquisition of the Company at that time due to competing strategic priorities and recent acquisitions in the industry, with the exception of one additional international pharmaceutical company (“Company E”) that had previously requested that it be contacted if the Company were considering a

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potential sale transaction. Following this discussion, the Board also authorized the Company’s management and J.P. Morgan to reach out to Company E to evaluate Company E’s potential interest in a transaction with the Company. At the meeting, Mr. Rai confirmed for the Board that neither he nor any other member of the Company’s management would engage in discussions with any potential counterparty regarding future employment roles or arrangements with such potential counterparty unless authorized by the Board.

Also at the December 2, 2016 meeting, the Board authorized the Company’s management to formally engage J.P. Morgan as the Company’s financial advisor, based on J.P. Morgan’s longstanding relationship with the Company, familiarity with the Company’s business and industry and experience in the pharmaceuticals sector. The Company and J.P. Morgan subsequently entered into an engagement letter with respect to J.P. Morgan’s engagement as the Company’s financial advisor in connection with a potential transaction.

On December 5, 2016, Mr. Rai met with Mr. Ducker to discuss Fresenius Kabi’s proposed acquisition of the Company and convey the feedback from the Board on Fresenius Kabi’s indication of interest letter, including that Fresenius Kabi would need to improve its proposal to acquire the Company in order for the Company to facilitate a full due diligence review of the Company.

On December 5, 2016, representatives from J.P. Morgan called representatives from Financial Sponsor C to convey the feedback from the Board on Financial Sponsor C’s indication of interest letter, including that Financial Sponsor C would need to improve its proposal to acquire the Company in order for the Company to facilitate a full due diligence review of the Company.

Also on December 5, 2016, representatives of J.P. Morgan contacted the chairman of the board of Company E to evaluate its potential interest in a transaction with the Company and noting Company E’s previous request to be contacted in the event that the Company were considering a potential sale transaction. The chairman of the board of Company E informed J.P. Morgan that Company E was not interested in pursuing an acquisition of the Company because of certain adverse trends in the generic pharmaceuticals industry.

On December 12, 2016, the Company issued a press release announcing that the FDA had conducted a re-inspection of the Company’s Decatur manufacturing facility to verify the implementation and effectiveness of the Company’s responses to the observations from the FDA’s prior inspection and had not issued any Form 483 observations.

On January 3, 2016, Financial Sponsor C submitted a revised non-binding indication of interest proposing to acquire the Company for a price between $30.00 and $33.00 per Company common share and a CVR to receive up to approximately $2.00 per Company common share in cash based on the EBITDA generated out of the Company’s Paonta Sahib manufacturing facility in India and the India corporate offices during the fiscal year ended December 31, 2021. Financial Sponsor C’s non-binding indication of interest did not include any other specifics on the terms of the proposed CVR. The non-binding indication of interest stated that Financial Sponsor C’s proposal was not subject to any contingency related to financing but was subject to completion of customary due diligence and negotiation of a definitive agreement. Financial Sponsor C’s revised proposal continued to include a request for the Company enter into exclusive negotiations with Financial Sponsor C for a period of six weeks. The closing price of the Company common shares on the NASDAQ Global Market on January 3, 2017 was $22.07 per Company common share.

On January 5, 2017, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath participating. At the meeting, Mr. Rai updated the Board on the status of discussions with Fresenius Kabi and Financial Sponsor C, including the receipt of a revised written indication of interest from Financial Sponsor C. Representatives of J.P. Morgan reviewed and discussed with the Board the terms of the revised proposal received from Financial Sponsor C, including the structure and mechanics of the CVR proposed by Financial Sponsor C. The Board along with members of the Company’s management discussed their views of the current proposals from Fresenius Kabi and Financial Sponsor C as well as the request from Financial Sponsor C for the Company to enter into exclusive negotiations. After discussion, the Board concluded that it would be in the best interest of the Company and its shareholders to continue discussions with Fresenius Kabi in order to encourage Fresenius Kabi to submit an improved proposal and to continue discussions on a non-exclusive basis with Financial Sponsor C. The Board authorized management to allow Financial Sponsor C to commence its due diligence review of the Company in order to facilitate an improved proposal from Financial Sponsor C. The Board also reviewed disclosure provided by J.P. Morgan regarding relationships between J.P. Morgan and each of the

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Company, Fresenius Kabi and Financial Sponsor C and determined that, based on the information provided by J.P. Morgan, those relationships would not impair the advice J.P. Morgan would provide to the Board or its independence.

On January 6, 2017, to facilitate Financial Sponsor C’s due diligence, the Company gave representatives of Financial Sponsor C access to an electronic data room containing documents and information with respect to the Company.

Representatives of the Company, Fresenius Kabi and Financial Sponsor C each attended the J.P. Morgan Healthcare Conference in San Francisco from January 9-12, 2017. On January 9, 2017, Mr. Rai met with Mr. Stephan Sturm, Chairman of the Management Board of Fresenius Parent, to discuss when Fresenius Kabi intended to submit a revised indication of interest. Mr. Rai reiterated to Mr. Sturm that Fresenius Kabi would need to improve its proposal to acquire the Company in order for the Company to facilitate a full due diligence review of the Company. Also on January 9, 2017, Mr. Rai and representatives of J.P. Morgan met with representatives of Financial Sponsor C to discuss Financial Sponsor C’s revised proposal to acquire the Company.

On January 21, 2017, representatives of a U.S. private equity fund (“Financial Sponsor E”) contacted representatives J.P. Morgan to express its potential interest in a transaction with the Company and its intention to partner with a former executive in the pharmaceuticals industry. Following that conversation, a representative of Financial Sponsor E called Mr. Rai to convey Financial Sponsor E’s interest in a potential transaction with the Company.

On January 25, 2017, representatives of the Company had an introductory meeting with representatives of Financial Sponsor E. At the meeting, representatives of Financial Sponsor E stated that they would require access to additional information, including financial projections, prior to making a proposal to acquire the Company.

On January 30, 2017, the Company sent Financial Sponsor E a draft confidentiality agreement, which contained customary standstill provisions that would automatically terminate upon the entry by the Company into a definitive acquisition agreement with a third party.

On January 30, 2017, the FDA issued an approval for a third competitor to commence sales of ephedrine, one of the Company’s primary products, in the U.S.

On February 2, 2017, representatives of Financial Sponsor C contacted Mr. Rai and representatives of J.P. Morgan and informed them that, due to the challenges it anticipated in the Company’s business, Financial Sponsor C was no longer interested in pursuing a transaction with the Company and was withdrawing its prior proposals.

On February 2, 2017, the Company and Financial Sponsor E entered into a confidentiality agreement.

On February 3, 2017, Fresenius Kabi submitted a revised non-binding indication of interest proposing to acquire the Company for a price of $32.00 per Company common share and a CVR to receive $4.00 per Company common share in cash in early 2019 if the Company’s sales in calendar year 2018 exceeded a specified threshold. Fresenius Kabi’s non-binding indication of interest did not include any other specifics on the terms of the proposed CVR. The non-binding indication of interest stated that Fresenius Kabi’s proposal was subject to completion of customary due diligence and negotiation of a definitive agreement. Fresenius Kabi also requested that the Company enter into exclusive negotiations with Fresenius Kabi for a period of six weeks. The closing price of the Company common shares on the NASDAQ Global Market on February 3, 2017 was $20.08 per Company common share.

On February 3, 2017, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath participating. At the meeting, Mr. Rai updated the Board on the status of discussions with Fresenius Kabi and Financial Sponsor C, including the receipt of a revised written indication of interest from Fresenius Kabi and Financial Sponsor C’s decision to no longer pursue a transaction with the Company. Mr. Rai also updated the Board on the outreach from Financial Sponsor E and conveyed that the Company had entered into a confidentiality agreement with Financial Sponsor E and had begun providing preliminary due diligence information to Financial Sponsor E. Representatives of J.P. Morgan reviewed and discussed with the Board the terms of the revised proposal received from Fresenius Kabi, including the structure and mechanics of the revised CVR proposed by Fresenius Kabi. The Board along with members of the Company’s management discussed their views of the current proposal from Fresenius Kabi, including its request for the Company to enter into exclusive negotiations, and the outreach from Financial Sponsor E. After discussion, the Board concluded that it would be in the best interest of the Company and its shareholders to continue discussions with Fresenius Kabi on a non-exclusive basis, including

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allowing Fresenius Kabi to commence its due diligence review of the Company, in order to encourage Fresenius Kabi to submit an improved proposal. The Board also concluded that it would be in the best interest of the Company and its shareholders to engage in further discussions with Financial Sponsor E, including providing Financial Sponsor E with the November 2016 Management Case and an overview of potential adjustments to the November 2016 Management Case to reflect recent developments with respect to certain of the Company’s products and developments in the Company’s industry, and to encourage Financial Sponsor E to submit an initial indication of interest for an acquisition of the Company.

On February 4, 2017, Mr. Rai had a telephonic meeting with Mr. Ducker to convey that the Board was willing to proceed with negotiations with Fresenius Kabi but only on a non-exclusive basis and only if Fresenius Kabi improved its proposal without the inclusion of a CVR, and that the Company was prepared to begin facilitating Fresenius Kabi’s due diligence review of the Company on an expedited basis.

On February 6, 2017, Mr. Ducker contacted Mr. Rai to inform him that Fresenius Kabi was willing to proceed on the basis proposed by Mr. Rai during their meeting on February 4, 2017.

On February 7, 2017, Mr. Joseph Bonaccorsi, Executive Vice President, General Counsel and Secretary of the Company, Ms. Jennifer Bowles, Senior Vice President, Corporate Strategy of the Company, Mr. Ducker and Mr. Jack Silhavy, Executive Vice President and General Counsel of Fresenius Kabi USA, LLC, had a telephonic meeting to align on the process for the following weeks, including Fresenius Kabi’s due diligence review and the negotiation of definitive documentation. Beginning in February 2017 and continuing through signing the merger agreement on April 24, 2017, Fresenius Kabi and its advisors participated in numerous telephonic and in person due diligence sessions with representatives of the Company.

On February 8, 2017, the Company provided Financial Sponsor E with the November 2016 Management Case and an overview of potential adjustments to the November 2016 Management Case to reflect recent developments with respect to certain of the Company’s products and developments in the Company’s industry.

In February 2017, representatives of a foreign investment company with a pharmaceutical business (“Company F”) contacted both Mr. Rai and representatives of J.P. Morgan to express its interest in acquiring a portion of the Company common shares owned by Dr. Kapoor. Representatives of Company F confirmed to representatives of J.P. Morgan that they were not interested in a potential acquisition of the Company but were only inquiring about an acquisition of Company common shares from Dr. Kapoor. Both Mr. Rai and representatives of J.P. Morgan informed the representatives of Company F that they could contact Dr. Kapoor directly to discuss any such acquisition of Company common shares from Dr. Kapoor.

On February 13, 2017, to facilitate Fresenius Kabi’s due diligence, the Company gave representatives of Fresenius Kabi access to an electronic data room containing documents and information with respect to the Company.

Also on February 13, 2017, Mr. Rai and Ms. Bowles held a conference call with representatives of Financial Sponsor E to give Financial Sponsor E a financial presentation regarding the Company, which presentation included the November 2016 Management Case and an overview of potential adjustments to the November 2016 Management Case to reflect recent developments with respect to certain of the Company’s products and developments in the Company’s industry.

On February 23, 2017, representatives of Financial Sponsor E informed the Company that following its initial review of the Company, Financial Sponsor E was no longer interested in pursuing a transaction with the Company due to the challenges it anticipated in the Company’s business and would not be submitting a non-binding indication of interest.

On February 24, 2017, the Company held a meeting of the Board, with representatives of the Company’s management participating. At the meeting, members of the Company’s management reviewed the Company’s financial results for the 2016 fiscal year and budget and business plan for the 2017 fiscal year with the Board, and the Board engaged in a discussion around the 2017 budget and business plan and the outlook for the Company in 2017.

On February 28, 2017, the Company issued a press release announcing that it had received approval from the FDA for its first new product approval out of the Company’s Decatur manufacturing facility since the FDA re-inspection of the facility in December 2016.

On March 1, 2017, the Company provided Fresenius Kabi with a comparison of certain line items from the November 2016 Management Case for the year ending December 31, 2017 to the 2017 budget and business plan that had been reviewed by

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the Board at the February 24, 2016 meeting to illustrate how certain assumptions and estimates underlying the November 2016 Management Case would change to reflect the information available to the Company’s management regarding near-term pipeline products and approvals that was reflected in the 2017 budget and business plan. During the weeks following the delivery of this comparison, representatives of the Company and Fresenius Kabi and their respective outside advisors continued to discuss and exchange information related to the impact of ongoing developments on the November 2016 Management Case that had previously been provided to Fresenius Kabi.

Also on March 1, 2017, the Company released its financial and operating results for the fiscal year and quarter ended December 31, 2016 and annual guidance for the fiscal year ending December 31, 2017.

On March 2, 2017, the Company issued a press release announcing that it had received approval from the FDA for its new drug application for ephedrine sulfate injection.

Also on March 2, 2017, Mr. Rai and Mr. Ducker had a telephonic meeting to discuss the approval of the Company’s ephedrine sulphate NDA, annual guidance for the fiscal year ending December 31, 2017, the regulatory and tax environment outlook in the U.S. and the prospects for the Company’s business.

On March 17, 2017, Mr. Rai met with Mr. Ducker to discuss the progress of Fresenius Kabi’s due diligence review to date and the proposed terms for an acquisition of the Company by Fresenius Kabi. At the meeting, Mr. Ducker stated that Fresenius Kabi required an additional two weeks to complete its due diligence and that based on the information then available, was not in a position to improve its proposal from the indication of interest delivered on February 3, 2017.

On March 20, 2017, the Company held a meeting of the Board, with representatives of the Company’s management participating. At the meeting, Mr. Rai discussed with the Board the Company’s business and strategic plan as well as a variety of matters impacting that plan, including industry trends, the current political, regulatory and tax environment and the competitive dynamics facing the Company. Mr. Rai also reviewed with the Board the Company’s research and development pipeline and the anticipated timetable for FDA approval for the Company’s pipeline products. Mr. Rai and the Board also discussed the Company’s acquisition pipeline and the status of the Company’s manufacturing facility in India.

Also on March 20, 2017 and on March 21, 2017, Mr. Rai and Mr. Ducker had telephonic meetings to discuss the completion of due diligence and the availability of financial results for the quarter ending March 31, 2017.

On March 23, 2017, Fresenius Kabi submitted a revised non-binding indication of interest proposing to acquire the Company for a price of $33.00 per Company common share. In the indication of interest, Fresenius Kabi stated that it had substantially completed its due diligence of the Company but that it would require additional information on the Company’s financial results for the quarter ending March 31, 2017, the Company’s readiness to comply with federal legal requirements regarding product serialization and site visits by Fresenius Kabi’s senior executives to the Company’s manufacturing sites. Fresenius Kabi also requested a meeting with Dr. Kapoor to discuss his support for a potential transaction and willingness to enter into a voting agreement in connection with a transaction. Fresenius Kabi indicated that it was prepared to commence negotiation of a merger agreement promptly. The closing price of the Company common shares on the NASDAQ Global Market on March 23, 2017 was $22.30 per Company common share.

On March 25, 2017, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath participating. At the meeting, Mr. Rai updated the Board on the status of discussions with Fresenius Kabi, including the receipt of a revised written indication of interest from Fresenius Kabi and Financial Sponsor E’s decision to no longer pursue a transaction with the Company. Representatives of Cravath reviewed the directors’ fiduciary duties and other legal matters in connection with the Board’s consideration of the revised indication of interest received from Fresenius Kabi. Following this review, Mr. Rai and representatives of J.P. Morgan reviewed the history of discussions that had been held over the past nine months with a broad range of strategic companies and financial sponsors about a potential transaction involving the Company, including a discussion in February 2017 with an international specialty pharmaceuticals company that had indicated to the Company that it was interested in divesting certain generic pharmaceutical product lines. Representatives of J.P. Morgan reviewed and discussed with the Board the terms of the revised proposal received from Fresenius Kabi and its preliminary financial analyses of the Company’s standalone valuation and the proposed transactions with Fresenius Kabi. As part of this review, members of the Company’s management discussed with the Board the March 2017 Management Case and the March 2017 Management Case Extrapolations that had been developed as part of management’s strategic plan, including the differences between these forecasts and the November 2016 Management Case and the November 2016 Management Case

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Extrapolations (see the section entitled “The Merger—Financial Forecasts”). The Board along with members of the Company’s management discussed their views of the current proposal from Fresenius Kabi. After discussion, the Board concluded that it would be in the best interest of the Company and its shareholders to commence negotiations of a merger agreement with Fresenius Kabi. The Board also instructed Mr. Rai to continue to negotiate the purchase price for potential transaction with Fresenius Kabi and encourage Fresenius Kabi to improve its proposal from the $33.00 per Company common share price in its most recent indication of interest letter.

Following the meeting of the Board on March 25, 2017, representatives of J.P. Morgan uploaded a draft merger agreement to the electronic data room for review by Fresenius Kabi.

On March 30, 2017, Mr. Rai, Dr. Kapoor, Mr. Sturm, Mr. Ducker and Mr. Mats Henriksson, Chief Executive Officer of Fresenius Kabi, met in person to discuss the terms of Fresenius Kabi’s proposal. At the meeting, Mr. Rai conveyed that the Board would require an increase in the $33.00 per Company common share price proposed by Fresenius Kabi in order to agree to enter into a definitive transaction. Mr. Ducker informed Mr. Rai that Fresenius Kabi and Allen & Overy LLP (“A&O”), outside counsel to Fresenius Kabi, had reviewed the draft merger agreement and conveyed that A&O would send a markup later that day reflecting Fresenius Kabi’s feedback, including with respect to the breakup fee and Fresenius Kabi’s matching rights in the event of a competing proposal. Mr. Sturm also requested that Dr. Kapoor enter into a voting agreement to commit to vote his Company common shares in favor of a transaction with Fresenius Kabi and that Dr. Kapoor agree to invest 20% of any proceeds that Dr. Kapoor would receive in respect of his Company common shares from a transaction with Fresenius Kabi in ordinary shares of Fresenius Parent.

On March 31, 2017, Dr. Kapoor and Mr. Sturm had a call to discuss the status of Fresenius Kabi’s due diligence review and to agree on a plan for addressing any of Fresenius Kabi’s remaining due diligence requests. During the call, Dr. Kapoor reiterated to Mr. Sturm that the Board was anticipating an improved proposal from Fresenius Kabi in order to finalize a definitive transaction. Following this discussion, Dr. Kapoor and Mr. Sturm continued to negotiate the price per Company common share for a potential transaction.

Later on April 2, 2017, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath participating. At the meeting, Dr. Kapoor and Mr. Rai updated the Board on the current status of the discussions with Fresenius Kabi, including the ongoing negotiations of the price per Company common share that Fresenius Kabi would be willing to pay, including that Fresenius Kabi had shortly before the Board meeting expressed a willingness to pay $34.00 per Company common share. After discussion by the Board and Company management, with advice from J.P. Morgan and Cravath, the Board authorized and directed Dr. Kapoor to attempt to get Fresenius Kabi to agree to a price in excess of $34.00 per Company common share but also concluded that it would be in the best interest of the Company and its shareholders to proceed expeditiously with finalizing the definitive documentation for a transaction at a price of $34.00 per Company common share if Fresenius Kabi was not willing to improve its price further.

Following the meeting of the Board on April 2, 2017, Dr. Kapoor and Mr. Sturm continued to discuss the price per Company common share for a transaction, and during those discussions, Mr. Sturm conveyed that $34.00 per Company common share was the highest price that Fresenius Kabi was willing to offer for an acquisition of the Company on the terms that had been discussed. Dr. Kapoor and Mr. Sturm agreed to proceed with finalizing definitive documentation on the basis of a $34.00 per Company common share price. The closing price of the Company common shares on the NASDAQ Global Market on April 3, 2017 was $23.69 per Company common share.

Later on April 3, 2017, Cravath sent a draft voting agreement to be signed by Dr. Kapoor in support of the proposed transaction, which contained customary termination provisions in the event that the merger agreement were terminated.

From April 4, 2017 to April 5, 2017, representatives of the Company, Fresenius Kabi and their respective outside advisors, including Cravath, J.P. Morgan and A&O, met in person in New York to negotiate the terms of the draft merger agreement and the draft voting agreement.

Following the meetings on April 4, 2017, A&O sent revised drafts of the merger agreement and voting agreement to Cravath.

On April 5, 2017, Cravath sent revised drafts of the merger agreement and voting agreement to A&O.

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On April 7, 2017, Bloomberg News published an article stating that Fresenius Parent was in discussions with the Company about a potential acquisition of the Company by Fresenius Parent. Later on April 7, 2017, both Fresenius Parent and the Company issued press releases confirming that they were currently in discussions concerning a potential acquisition of the Company.

On April 7, 2017, the Company held a meeting of the Board, with representatives of the Company’s management participating. At the meeting, Mr. Rai updated the Board on the in-person meetings with Fresenius Kabi during the past week and the negotiations regarding the definitive documentation for a potential transaction. Mr. Rai also updated the Board on the discussions between Mr. Rai and Dr. Kapoor and their respective counterparts at Fresenius Kabi in which Mr. Sturm and Mr. Ducker had indicated that $34.00 per Company common share was Fresenius Kabi’s best and final offer. Mr. Bonaccorsi reviewed the proposed terms of the draft merger agreement and draft voting agreement with the Board, and the Board and members of management held a discussion on the proposed terms of the transaction.

On April 10, 2017, Fresenius Kabi distributed the draft merger agreement and draft voting agreement to the Supervisory Board of Fresenius Parent and delivered notice of a meeting of the Supervisory Board of Fresenius Parent on April 24, 2017 to approve the acquisition of the Company.

During the two weeks between April 10, 2017 and April 24, 2017, Cravath and A&O continued to exchange revised drafts of the merger agreement and the voting agreement and worked to finalize any remaining outstanding issues.

Between April 19, 2017 and April 21, 2017, the Company also hosted senior executives of Fresenius Kabi on site visits at the Company’s manufacturing facilities.

On April 10, 2017, representatives of Company F contacted Mr. Rai to inquire whether Company F could participate in some way in a potential strategic transaction involving the Company and inquire as to the status of discussions between the Company and Fresenius Kabi. Later that week, a representative of J.P. Morgan contacted a representative of Company F to evaluate whether Company F would be interested in submitting a proposal to acquire the Company but did not discuss the status of discussions between the Company and Fresenius Kabi. Company F did not indicate an interest in submitting a proposal to acquire the Company and did not make any further contact with the Company or J.P. Morgan relating to a potential transaction.

On April 14, 2017, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath participating. At the meeting, Mr. Rai updated the Board on the status of the discussions with Fresenius Kabi, including the ongoing site visits and the timing for approval of the transaction by the Supervisory Board of Fresenius Parent. Representatives of Cravath reviewed the directors’ fiduciary duties and other legal matters in connection with the Board’s consideration of the proposed merger agreement and reviewed with the Board the terms of the proposed merger agreement and the proposed voting agreement with Dr. Kapoor. Representatives of J.P. Morgan reviewed the history of discussions over the past nine months with a broad range of strategic companies and financial sponsors about a potential transaction involving the Company and discussed with the Board its preliminary financial analyses of the Company’s standalone valuation and the proposed transaction with Fresenius Kabi. After discussion, the Board concluded that it would be in the best interest of the Company and its shareholders to proceed with finalizing the acquisition of the Company by Fresenius Kabi. The Board also reviewed updated disclosure provided by J.P. Morgan regarding relationships between J.P. Morgan and each of the Company and Fresenius Kabi and determined that, based on the information provided by J.P. Morgan, those relationships would not impair the advice J.P. Morgan would provide to the Board or its independence.

On April 14, 2017, Dr. Kapoor informed the Company that the number of Company common shares subject to the voting agreement he was prepared to sign with Fresenius Kabi would need to be reduced in order for him to transfer certain Company common shares to a charitable trust. Following discussions between the Company and Fresenius Kabi, Fresenius Kabi agreed to reduce the number of Company common shares subject to the voting agreement with Dr. Kapoor and in exchange have Mr. Rai, Mr. Bonaccorsi and Mr. Bruce Kutinsky, Chief Operating Officer of the Company, enter into voting agreements on substantially the same terms as the draft voting agreement for Dr. Kapoor.

On April 21, 2017, Mr. Rai, Mr. Ducker, Mr. Sturm and other members of management of the Company and Fresenius Kabi met in person to discuss the Company’s preliminary financial results for the quarter ended March 31, 2017.

On April 24, 2017, the Supervisory Board of Fresenius Parent met to review and approve the proposed acquisition of the Company.

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Concurrently on April 24, 2017, the Board met to review and approve the proposed transaction with Fresenius Kabi. Representatives of Cravath reviewed the directors’ fiduciary duties and other legal matters in connection with the Board’s consideration of the proposed merger agreement and reviewed with the Board the terms of the proposed merger agreement and the proposed voting agreements with Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi and Mr. Kutinsky. Representatives of J.P. Morgan then reviewed and discussed its financial analyses with respect to the Company and the proposed merger. Thereafter, at the request of the Board, J.P. Morgan rendered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of J.P. Morgan’s written opinion dated the same date) as to, as of April 24, 2017, the fairness, from a financial point of view, to the holders of Company common stock of the merger consideration to be paid to such shareholders in the merger pursuant to the merger agreement. The Board also reviewed updated disclosure provided by J.P. Morgan regarding relationships between J.P. Morgan and each of the Company and Fresenius Kabi and determined that, based on the information provided by J.P. Morgan, those relationships would not impair the advice J.P. Morgan would provide to the Board or its independence. Representatives of Cravath then reviewed with the Board the terms of, and considerations with respect to, a forum selection bylaw, including the scope of forum selection bylaws, the enforceability of forum selection bylaws and the potential benefits of adopting a forum selection bylaw. After discussion, the Board adopted the merger agreement and authorized the execution and delivery of the merger agreement by the Company. The Board also approved an amendment to the Company’s By-laws to provide that the sole and exclusive forum for certain legal actions involving the Company will be the Circuit Court of Cook County, Chancery Division, State of Illinois.

Following the meetings of the Supervisory Board of Fresenius Parent and the Board, the Company and Fresenius Kabi executed the merger agreement, and Fresenius Kabi executed the voting agreements with each of Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi and Mr. Kutinsky.

After the close of trading of the Company common shares on NASDAQ on April 24, 2017, the Company and Fresenius Kabi issued a joint press release announcing the transaction and their execution of the merger agreement.

Recommendation of the Board

At the special meeting of the Board on April 24, 2017, after careful consideration, including detailed discussions with the Company’s management and its legal and financial advisors, the Board:

•	adopted the merger agreement;

•	directed that the approval of the merger agreement be submitted to a vote at a meeting of the shareholders of the Company; and

•	recommended that the holders of Company common shares vote their Company common shares to approve the merger agreement.

Reasons for the Merger

As described above in the section entitled “—Background of the Merger”, prior to and in reaching its determination, the Board consulted with and received the advice of its financial advisor and outside counsel, discussed certain issues with the Company’s management and considered a variety of factors weighing positively in favor of the merger, including the following material factors:

•	the $34.00 per share price to be paid in cash for each Company common share, which represented a premium of approximately 34.8% over the closing price of the Company common shares of $25.22 on April 6, 2017 (the last day before media reports of a possible transaction involving Akorn and Fresenius Kabi had been first published in the press);

•	the Board’s understanding of the Company’s business, operations, financial condition, earnings, prospects, competitive position and the nature of the industry in which the Company competes;

•	the Board’s understanding of the risks, uncertainties and challenges facing the Company and the industry in which the Company competes, including the risks that the Company would face if it continued to operate on a standalone basis. These risks, uncertainties and challenges included risks relating to the Company’s ability to obtain regulatory
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approval; launch and market planned future products; regulatory developments involving current and future products and product candidates; and other risks and uncertainties, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016;

•	the financial analyses reviewed and discussed with the Board by representatives of J.P. Morgan as well as the oral opinion of J.P. Morgan rendered to the Board on April 24, 2017 (which was subsequently confirmed in writing by delivery of J.P. Morgan’s written opinion dated the same date) as to, as of April 24, 2017 and based upon and subject to the factors and assumptions set forth in its opinion, the fairness, from a financial point of view, to the holders of Company common shares of the merger consideration to be paid to such shareholders in the merger pursuant to the merger agreement, as more fully described below in the section entitled “—Opinion of the Company’s Financial Advisor”;

•	the Board’s assessment, taking into account the foregoing factors, of the Company’s value on a standalone basis relative to the $34.00 per Company common share to be paid in cash in the merger;

•	the possibility that it could take a considerable period of time before the trading price of the Company common shares would reach and sustain at least the offer price of $34.00 per Company common share, as adjusted for present value;

•	the extensive, arm’s-length negotiations with Fresenius Kabi which, among other things, resulted in an increase in the merger consideration to $34.00 per Company common share, an increase from Fresenius Kabi’s prior all-cash proposal of $33.00 per Company common share and an increase from Fresenius Kabi’s other proposals which offered substantially less up front cash to the Company’s shareholders;

•	the fact that the consideration to be paid by Fresenius Kabi is all cash, which provides certainty, immediate value and liquidity to the holders of Company common shares, while avoiding long-term business risk, including the risks and uncertainties relating to the Company’s prospects (including the prospects described in the management’s forecasts summarized in the section below entitled “—Financial Forecasts”), immediately upon the closing of the merger;

•	the Board’s process for soliciting the parties (including both strategic and financial parties) that were believed to be the most able and willing to pay the highest price for the Company, including being given an opportunity to conduct due diligence and to make offers to acquire the Company, as described above in the section entitled “—Background of the Merger”;

•	the fact that the Company engaged in, or attempted to initiate, discussions regarding a potential sale transaction with numerous strategic and financial parties, none of which had expressed a willingness to pay the Company’s shareholders as much as the $34.00 per Company common share offer from Fresenius Kabi;

•	the fact that the Company and its financial advisors had discussions with numerous parties prior to the Company’s entry into the merger agreement with Fresenius Kabi and that, as of April 24, 2017, none of those parties were willing to move forward with a proposal for a potential transaction with the Company on terms that would be as attractive as the Fresenius Kabi proposal;

•	the fact that, although media reports of a possible transaction involving the Company and Fresenius Parent had been first published in the press beginning April 7, 2017, no third party made a proposal or inquiry thereafter to acquire the Company before the execution of the merger agreement;

•	the Board’s belief, which was reinforced by concerns raised by potential counterparties in the process, that the Company’s stand-alone strategic plan involved significant risks in light of the industry and competitive pressures the Company was facing and the Board’s concerns with respect to the risks relating to the Company’s ability to execute on its strategic plan including the possibility that the strategic plan may not produce the intended results on the targeted timing or at all;

•	the fact that the merger is not subject to approval by Fresenius Parent’s shareholders;
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•	Fresenius Parent’s and Fresenius Kabi’s track record in successfully acquiring other companies, Fresenius Parent’s market capitalization and consolidated financial strength, the absence of a financing condition in the merger agreement, the fact that Fresenius Parent and Fresenius Kabi have the financial capacity to consummate the merger and the Company’s ability to seek specific performance to prevent breaches of the merger agreement and to enforce specifically the terms of the merger agreement;

•	the provisions of the merger agreement that permit the Company to explore an unsolicited superior proposal, including:

•	the Company’s ability to furnish information to and engage in negotiations with third parties that have made an unsolicited takeover proposal that is a superior proposal or could reasonably be expected to result in a superior proposal, as more fully described in “The Merger Agreement—No Solicitation; Board Recommendation” beginning on page 67;

•	the Board’s ability to consider, and under certain conditions, to accept, a superior proposal in order to comply with the Board’s fiduciary duties, and the Company’s corresponding right to terminate the merger agreement upon the payment of a termination fee of $129 million to Fresenius Kabi in order to enter into a definitive agreement providing for such superior proposal; and

•	the $129 million termination fee, which the Board believed, after consultation with the Company’s advisors, was reasonable and not likely to preclude a superior proposal for a business combination with the Company;

•	the belief that the terms of the merger agreement, taken as a whole, provide protection against the risk that the consummation of the merger is delayed or that the merger cannot be completed, including due to required regulatory approvals, based on, among other things:

•	the covenants contained in the merger agreement obligating each of the parties to use reasonable best efforts to cause the merger to be consummated;

•	the covenant in the merger agreement pursuant to which Fresenius Kabi has agreed to promptly take all actions necessary to obtain antitrust approval of the merger, including (i) entering into consent decrees or undertakings with a regulatory authority, (ii) divesting or holding separate any assets or businesses of Fresenius Kabi or the Company, (iii) terminating existing contractual relationships or entering into new contractual relationships, (iv) effecting any other change or restructuring of Fresenius Kabi or the Company and (v) defending through litigation any claim asserted by a regulatory authority that would prevent the closing of the merger;

•	the provision of the merger agreement that allows the end date for completing the merger to be extended to July 24, 2018 if the merger has not been completed by the initial April 24, 2018 deadline because the expiration or termination of the waiting period (and any extension thereof) applicable to the merger under the HSR Act has not occurred;

•	the Board’s belief that the end date for completing the merger under the merger agreement on which either party, subject to certain exceptions, can terminate the merger agreement allows for sufficient time to consummate the merger and consummate the transactions contemplated by the merger agreement;

•	the absence of a financing condition in the merger agreement;

•	the likelihood and anticipated timing of consummating the merger in light of the scope of the conditions to closing; and

•	the fact that the Company is entitled to enforce specifically the terms of the merger agreement;

•	the fact that resolutions approving the merger agreement were unanimously approved by the Board, which is comprised of a majority of independent directors who are not affiliated with the Company and are not employees of the Company or any of its subsidiaries;
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•	the fact that the merger is not conditioned upon any member of the Company’s management or Board entering into any employment, equity contribution or other agreement or arrangement with the Company or Fresenius Kabi, and that no such agreement or arrangement existed as of the date of the merger agreement;

•	the Board’s ability, under certain circumstances, to withhold or withdraw the Board’s recommendation to the holders of Company common shares that they vote in favor of approval of the merger agreement;

•	the fact that the voting agreements terminate if the merger agreement terminates so the voting agreements do not prevent the Company from entering into a superior proposal;

•	the belief that the terms of the merger agreement, taken as a whole, including the parties’ representations, warranties and covenants, and the conditions to the parties’ respective obligations, are reasonable;

•	the fact that Fresenius Parent has agreed to cause Fresenius Kabi to comply with its obligations under the merger agreement;

•	the fact that a vote of the holders of Company common shares is required under Louisiana law to approve the merger agreement; and

•	the risk that pursuing other potential alternatives, including continuing to operate on a standalone basis, could have resulted in the loss of an opportunity to consummate a transaction with Fresenius Kabi.

In the course of its deliberations, the Board also considered a variety of risks and other countervailing factors related to the merger agreement and the merger, including the following material factors:

•	the potential upside in the Company’s stand-alone strategic plan;

•	the possibility that the merger might not be consummated in a timely manner or at all due to a failure of certain conditions, including with respect to the required approval of the transaction by antitrust regulatory authorities;

•	the risks and costs to the Company if the merger does not close in a timely manner or at all, including the potential negative impact on the Company’s ability to retain key employees, the diversion of management and employee attention and the potential disruptive effect on the Company’s day-to-day operations and the Company’s relationships with customers, suppliers and other third parties;

•	the fact that the holders of Company common shares will have no ongoing equity interest in the surviving corporation following the merger, meaning that the holders of Company common shares will not (by virtue of their holding Company common shares) participate in Fresenius Kabi’s or the Company’s future earnings or growth;

•	the restrictions on the conduct of the Company’s business prior to the consummation of the merger, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action that it might otherwise take with respect to the operations and strategy of the Company;

•	the risk that the parties may incur significant costs and delays resulting from seeking governmental consents and approvals necessary for completion of the merger;

•	the provisions of the merger agreement that restrict the Company’s ability to solicit or participate in discussions or negotiations regarding alternative business combination transactions, subject to specified exceptions, and that require the Company to negotiate with Fresenius Kabi (if Fresenius Kabi desires to negotiate) prior to the Company being able to terminate the merger agreement to accept a superior proposal;

•	the possibility that the Company’s obligation to pay Fresenius Kabi a termination fee of $129 million upon the termination of the merger agreement under certain circumstances could discourage other potential acquirors from making an alternative proposal to acquire the Company;

•	the fact that the voting agreements do not terminate if the Board makes an adverse recommendation change; and
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•	the significant costs involved in connection with negotiating the merger agreement and completing the merger, including in connection with any litigation that may result from the announcement or pendency of the merger, and the fact that if the merger is not consummated, the Company may be required to bear such costs;

•	the risk of litigation in connection with the execution of the merger agreement and the completion of the merger; and

•	the fact that an all-cash transaction would be taxable to the holders of Company common shares that are U.S. holders for U.S. federal income tax purposes.

In addition, the Board was aware of and considered the fact that the Company’s executive officers have financial interests in the merger that may be different from, or in addition to, those of the Company’s shareholders generally, including those interests that are a result of employment and compensation arrangements with the Company, as described more fully below in the section entitled “—Interests of the Company’s Directors and Executive Officers in the Merger”.

The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but rather includes the material factors considered by the Board. The Board collectively reached the conclusion to adopt the merger agreement and recommend that the holders of Company common shares vote their Company common shares to approve the merger agreement, in light of the various factors described above and other factors that the members of the Board believed were appropriate. In view of the wide variety of factors considered by the Board in connection with its evaluation of the merger and the complexity of these matters, the Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board made its recommendation based on the totality of the information available to the Board, including discussions with, and questioning of, the Company’s management and its financial and legal advisors. In considering the factors discussed above, individual members of the Board may have given different weights to different factors.

This explanation of the Board’s reasons for recommending the approval of the merger agreement and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 16.

Opinion of the Company’s Financial Advisor

Pursuant to an engagement letter dated December 1, 2016 and effective as of August 29, 2016, the Company retained J.P. Morgan as its financial advisor in connection with the proposed merger.

At the meeting of the Board on April 24, 2017, J.P. Morgan rendered its oral opinion to the Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to the holders of Company common shares in the proposed merger was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its April 24, 2017 oral opinion by delivering its written opinion to the Board, dated April 24, 2017, that, as of such date, and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to the holders of Company common shares in the proposed merger was fair, from a financial point of view, to such holders. The full text of the written opinion of J.P. Morgan dated April 24, 2017, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex F to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed merger, was directed only to the consideration to be paid in the merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed merger or any other matter.

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In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed the merger agreement;

•	reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

•	compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

•	compared the financial and operating performance of the Company with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Company common shares and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of the Company with respect to certain aspects of the merger and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify (and did not assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of the Company or Fresenius Kabi under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement. J.P. Morgan also assumed that the representations and warranties made by the Company, Fresenius Kabi or Merger Sub in the merger agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to the Company with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the merger.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of Company common shares in the proposed merger, and J.P. Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the merger to the holders of any other class of securities, creditors or other constituencies of the Company or the underlying decision by the Company to engage in the merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the merger, or any class of such persons relative to the consideration to be paid to the holders of Company common shares in the proposed merger or with respect to the fairness of any such compensation.

The terms of the merger agreement, including the merger consideration, were determined through arm’s length negotiations between the Company and Fresenius Kabi, and the decision to enter into the merger agreement was solely that of the Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Board in its

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evaluation of the proposed merger and should not be viewed as determinative of the views of the Board or management with respect to the proposed merger or the merger consideration.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Board on April 24, 2017 and contained in the presentation delivered to the Board on such date in connection with the rendering of such opinion. The summaries of the financial analyses herein do not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies. These companies were selected, among other reasons, because they are engaged in businesses which J.P. Morgan judged to be analogous to the Company. The companies selected by J.P. Morgan were as follows:

•	Teva Pharmaceutical Industries Ltd.

•	Mylan N.V.

•	Perrigo Company plc

•	Mallinckrodt plc

•	Endo International plc

•	Impax Laboratories, Inc.

•	Lannett Company, Inc.

With respect to the selected companies, the information J.P. Morgan presented included the multiple of enterprise value, referred to in this section as “EV”, to projected adjusted EBITDA, referred to in this section as “Adjusted EBITDA”, as of April 6, 2017 (the last day before media reports of a possible transaction involving Akorn and Fresenius Kabi had been first published in the press) and April 21, 2017. Estimated financial data for the selected companies was based on the selected companies’ filings with the SEC and publicly available analyst consensus estimates for the calendar year ended 2017 that J.P. Morgan obtained from FactSet Research Systems. Results of this analysis were presented for the selected companies, as indicated in the following table:

Selected Company	EV/Adjusted EBITDA 2017E Multiple (as of 4/6/17)		EV/Adjusted EBITDA 2017E Multiple (as of 4/21/2017)
Teva Pharmaceutical Industries Ltd.	9.0	x	8.7	x
Mylan N.V.	8.4	x	8.1	x
Perrigo Company plc	11.5	x	11.3	x
Mallinckrodt plc	6.7	x	6.6	x
Endo International plc	7.4	x	7.3	x
Impax Laboratories, Inc.	10.6	x	10.5	x
Lannett Company, Inc.	5.8	x	6.0	x

Based on the above analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan then selected an EV/Adjusted EBITDA 2017E reference range for the Company of 6.0x to 10.0x. These multiples were then applied to the Company’s projected Adjusted EBITDA (calculated as net income plus net interest income (expense), provision for income taxes, depreciation, amortization and impairment of long-lived assets, amortization of acquisition related inventory step-up, non-cash expenses, including stock-based compensation expense and amortization of deferred financing costs, and other one-time expenses, including restatement expenses and acquisition-related expenses) for the calendar year ended 2017 included

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in the March 2017 Management Case, yielding implied trading values for the Company common shares of approximately $16.50 to $30.25 (rounded to the nearest $0.25), which J.P. Morgan compared to the value of the merger consideration of $34.00 per share.

With respect to the selected companies, J.P. Morgan also presented the multiple of price to earnings per share, referred to in this section as “EPS”, as of April 6, 2017 and April 21, 2017. Estimated financial data for the selected companies was based on the selected companies’ filings with the SEC and publicly available analyst consensus estimates for the calendar year ended 2017 that J.P. Morgan obtained from FactSet Research Systems. Results of this analysis were presented for the selected companies, as indicated in the following table:

Selected Company	Price/EPS 2017E Multiple (as of 4/6/17)		Price/EPS 2017E Multiple (as of 4/21/17)
Teva Pharmaceutical Industries Ltd.	6.7	x	6.5	x
Mylan N.V.	7.3	x	6.9	x
Perrigo Company plc	12.9	x	12.7	x
Mallinckrodt plc	5.9	x	5.7	x
Endo International plc	3.1	x	2.9	x
Impax Laboratories, Inc.	18.0	x	18.4	x
Lannett Company, Inc.	6.9	x	7.3	x

Based on the above analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan then selected a price/EPS 2017E reference range for the Company of 7.0x to 15.5x. These multiples were then applied to the Company’s projected EPS for the calendar year ended 2017 included in the March 2017 Management Case, yielding implied trading values for the Company common shares of approximately $13.25 to $29.50 (rounded to the nearest $0.25), which J.P. Morgan compared to the value of the merger consideration of $34.00 per share.

Selected Transaction Analysis. Using publicly available information, J.P. Morgan examined selected transactions with respect to businesses which J.P. Morgan judged to be analogous to the Company’s business. The transactions indicated in the following table were selected by J.P. Morgan as relevant in evaluating the merger consideration. Using publicly available information, J.P. Morgan calculated, for each selected transaction, the multiple of the target company’s EV implied in the relevant transaction to the target company’s Adjusted EBITDA for the twelve-month period prior to the announcement date of the applicable transaction (“LTM”). Estimated financial data for the selected transactions was based on the selected companies’ filings with the SEC and publicly available equity research estimates. Results of this analysis were presented for the selected transactions, as indicated in the following table:

Target	Acquiror	Announcement Date	Transaction Value ($bn)		EV/LTM Adjusted EBITDA Multiple
Claris Injectables Ltd.	Baxter International Inc.	12/15/16	$0.6		~17.5	x*
Gland Pharma Ltd.	Fosun Pharmaceutical Group Co.	7/28/16	$1.5	**	~16.0	x***
Renaissance Acquisition Holdings, LLC	Mylan N.V.	5/13/16	$1.0	****	N/A
Kremers Urban Pharmaceuticals Inc.	Lannett Company, Inc.	9/2/15	$1.2		9.2	x
Par Pharmaceutical Holdings Inc.	Endo International plc	5/18/15	$8.1		16.5	x
Hospira, Inc.	Pfizer Inc.	2/5/15	$17.2		19.0	x
JHP Group Holdings	Par Pharmaceutical Holdings Inc.	1/21/14	$0.5		12.3	x
Hi-Tech Pharmacal Co., Inc.	Akorn, Inc.	8/27/13	$0.6		11.1	x
Agila Specialties Private Ltd.	Mylan N.V.	2/27/13	$1.4		16.3	x
Par Pharmaceutical Holdings Inc.	TPG Capital, L.P.	7/16/12	$1.9		8.1	x
Fougera Pharmaceuticals Inc.	Sandoz, Inc.	5/2/12	$1.5		8.8	x
Actavis, Inc.	Watson Pharmaceuticals, Inc.	4/26/12	$5.9		14.6	x
Qualitest Pharmaceuticals	Endo International plc	9/28/10	$1.2		12.0	x
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* 2016 Adjusted EBITDA of approximately $36 million based on midpoint of Baxter International Inc. Adjusted EBITDA margin guidance (30%-35%) applied to its 2016 sales of $110 million per equity research estimates.

** The acquiror paid $1,261 million for an 86.08% stake. The transaction value reflects extrapolating the consideration for a 100% stake in the target and assumes payment of $50 million of contingent consideration for Gland Pharma Ltd.’s Enoxaparin sales in the U.S. market.

*** Reflects equity research estimates.

**** Includes $950 million in cash at closing plus additional contingent payments of $50 million.

Based on the above analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan then selected an EV/LTM Adjusted EBITDA multiple reference range for the Company of 8.0x to 17.5x. These multiples were then applied to (i) the Company’s Adjusted EBITDA for calendar year 2016 included in the March 2017 Management Case and (ii) the Company’s Adjusted EBITDA for calendar year 2016 adjusted to reflect decreases in market share and profitability from sales of Ephedrine products commensurate with the expected reduction of Ephedrine market share and profitability in 2017 included in the March 2017 Management Case, yielding implied trading values for the Company’s common stock of approximately (i) $28.25 to $65.50 (rounded to the nearest $0.25) and (ii) $20.50 to $49.25 (rounded to the nearest $0.25), respectively, which J.P. Morgan compared to the value of the merger consideration of $34.00 per share.

Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per Company common share. J.P. Morgan calculated the unlevered free cash flows that the Company is expected to generate from calendar year 2017 through calendar year 2026, as set forth in the March 2017 Management Case. J.P. Morgan also calculated a range of terminal values for the Company at the end of this period by applying terminal value growth rates ranging from 0.0% to 2.0% to the unlevered free cash flows for the Company during the final year of the ten-year period of the March 2017 Management Case. The unlevered free cash flows and the range of terminal values were then discounted by J.P. Morgan to present value as of March 31, 2017 using discount rates ranging from 8.0% to 10.0%, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company. The present value of the unlevered free cash flows and the range of terminal values were added together and then adjusted by subtracting projected net debt as of April 21, 2017. This analysis indicated a range of implied equity values for the Company, which J.P. Morgan divided by the number of fully-diluted Company common shares outstanding as of April 21, 2017 to derive a range of implied equity values of between $25.50 and $38.75 (rounded to the nearest $0.25), which J.P. Morgan compared to the value of the merger consideration of $34.00 per share.

Other Information

Historical Trading Range for the Company. For reference purposes only and not as a component of its fairness analysis, J.P. Morgan reviewed the historical trading prices of the Company common shares during the 52-week period prior to April 6, 2017 (the last day before media reports of a possible transaction involving Akorn and Fresenius Kabi had been first published in the press), noting that the low and high closing prices during such period ranged from $18.23 per share to $34.23 per share, as compared to the value of the merger consideration of $34.00 per share.

Analyst Price Targets for the Company. For reference purposes only and not as a component of its fairness analysis, J.P. Morgan reviewed certain publicly available equity research analyst share price targets for the shares obtained from FactSet Research Systems as of April 6, 2017 (the last day before media reports of a possible transaction involving Akorn and Fresenius Kabi had been first published in the press), noting that the low and high share price targets ranged from $21.00 per share to $40.00 per share, as compared to the value of the merger consideration of $34.00 per Share.

Miscellaneous. The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or

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weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to the Company, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of the Company. The transactions selected were similarly chosen because their size, the parties involved and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the merger.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise the Company with respect to the merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company and the industries in which it operates.

J.P. Morgan received a fee from the Company of $3 million, paid upon the public announcement of the merger, which will be credited against any Services Fee (as defined below). For services rendered in connection with the merger, the Company has agreed to pay J.P. Morgan an additional fee equal to 1.0% of the total amount of cash paid to the Company’s common stockholders plus the principal amount of all indebtedness of the Company outstanding immediately prior to consummation of the merger minus the amount of all cash and cash equivalents of the Company immediately prior to the consummation of the merger (the “Services Fee”), which in this case amounts to approximately $47 million. In addition, the Company has agreed to reimburse J.P. Morgan for its reasonable costs and expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with the Company, Fresenius Kabi and Fresenius Parent for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and bookrunner on Fresenius Parent’s €3.7 billion bridge loan closed in January 2017 and joint lead bookrunner on Fresenius Parent’s €2.6 billion debt securities offering closed in January 2017. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and Fresenius Parent. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Fresenius Parent for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

Financial Forecasts

Other than annual guidance, including the guidance included in the Company’s earnings release dated March 1, 2017 and the reaffirmation of such guidance in the Company’s press release dated April 24, 2017 (the “2017 earnings guidance”), with respect to consolidated revenues, select other GAAP line items and certain other performance measures, which guidance the Company presents as a range, the Company does not, as a matter of course, publicly disclose forecasts as to future performance, earnings or other results due to the unpredictability of the underlying assumptions and estimates. However, the Company has included below certain financial forecasts of the Company that, to the extent described below, were furnished to the Board, the Company’s financial advisor and Fresenius Kabi, in connection with the discussions concerning the proposed merger.

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These Financial Forecasts (as defined below) were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles in the United States (“GAAP”). A summary of this information is presented below.

While the Financial Forecasts were prepared in good faith, no assurance can be made regarding future events. The estimates and assumptions underlying these financial forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which the Company operates, and the risk and uncertainties described under “Cautionary Statement Regarding Forward-Looking Statements”, all of which are difficult to predict and many of which are outside the control of the Company and, upon consummation of the merger, will be beyond the control of Fresenius Kabi and the surviving corporation. The Company’s shareholders are urged to review the Company’s SEC filings for a description of risk factors with respect to the Company’s business. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized and actual results likely will differ, and may differ materially, from those reflected in the Financial Forecasts, whether or not the merger is completed. The inclusion in this proxy statement of the Financial Forecasts below should not be regarded as an indication that the Company, Fresenius Kabi, their respective boards of directors or their respective financial advisors considered, or now considers, these forecasts to be a reliable predictor of future results. The Financial Forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue, if any, reliance on this information. The Financial Forecasts assume that the Company would continue to operate as a standalone company and do not reflect any impact of the merger.

The Financial Forecasts include certain non-GAAP financial measures, including EBITDA and unlevered free cash flow (in each case, as defined below). The Company’s management included forecasts of EBITDA in the Financial Forecasts because the Company’s management believes EBITDA provides useful information because it is commonly used by investors to assess financial performance and operating results of ongoing business operations, and because the Company’s management also believes that EBITDA could be useful in evaluating the business, potential operating performance and cash flow of the Company. The Company’s management included forecasts of unlevered free cash flow in the Financial Forecasts because the Company’s management believes that unlevered free cash flow could be useful in evaluating the future cash flows generated by the Company without including in such calculation any debt servicing costs.

Investors should also note that these non-GAAP financial measures presented in this proxy statement are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that these non-GAAP financial measures presented in this proxy statement have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, the non-GAAP financial measures as used by Akorn in this proxy statement and the accompanying footnotes may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by the Company’s competitors and other companies, or any similarly titled measures used by Fresenius Parent, which prepares and publishes its financial statements in accordance with International Financial Reporting Standards pursuant to Section 315a of the German Commercial Code.

Due to the inherent limitations of non-GAAP financial measures, investors should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. The footnotes to the tables below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures. All of the financial forecasts summarized in this section were prepared by the Company’s management. Neither BDO USA, LLP (the Company’s independent registered public accounting firm) nor any other independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in these financial forecasts and, accordingly, neither BDO USA, LLP nor any other independent registered public accounting firm has expressed any opinion or given any other form of assurance with respect thereto and no independent registered public accounting firm assumes any responsibility for the prospective financial information. The BDO USA, LLP reports incorporated by reference in this proxy statement relate to the historical financial information of the Company. Those reports do not extend to the financial forecasts and should not be read to do so.

By including in this proxy statement the Financial Forecasts below, neither the Company nor Fresenius Kabi nor any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of the

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Company compared to the information contained in the Financial Forecasts. Accordingly, the Financial Forecasts should not be construed as financial guidance, nor relied upon as such, and the Financial Forecasts may differ in important respects from the 2017 earnings guidance, which are presented as a range and which the Company’s management prepared based on a more conservative set of assumptions, including with respect to expected results from new product launches. Further, the inclusion of the Financial Forecasts in this proxy statement does not constitute an admission or representation by the Company that this information is material. The Financial Forecasts summarized in this section reflected the estimates and judgments available to the Company’s management at the time they were prepared and have not been updated to reflect any changes since such financial forecasts were prepared. Neither the Company, Fresenius Kabi nor, after completion of the merger, the surviving corporation undertakes any obligation, except as required by law, to update or otherwise revise the Financial Forecasts to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The summary of the Financial Forecasts is not included in this proxy statement to induce any shareholder to vote in favor of the approval of the merger agreement or any other proposals to be voted on at the special meeting, but because the Financial Forecasts were made available to the Board, the Company’s financial advisor and certain parties potentially interested in a transaction with the Company, including Fresenius Kabi.

In the second half of 2016, the Company’s management prepared certain unaudited prospective financial information for the fiscal years 2017 through 2026 as part of the development of management’s strategic plan and in connection with the Company’s review of strategic alternatives (the “November 2016 Management Case”). The projections contained in the November 2016 Management Case for the fiscal years 2017 through 2020 were prepared by the Company’s management based on management’s reasonable best estimates and assumptions with respect to the Company’s future financial performance. The projections contained in the November 2016 Management Case for fiscal years 2021 through 2026 were prepared by the Company’s management by applying a growth rate determined based on a number of factors to the projected fiscal year 2020 revenue, which growth rate was then decreased year-over-year following fiscal year 2021, and by applying adjustments to EBITDA margin from the projected fiscal year 2020 based on the reasonable judgment of management (collectively, the “November 2016 Management Case Extrapolations”).

The November 2016 Management Case was presented to the Board at its meeting held on December 2, 2016. The November 2016 Management Case, excluding the November 2016 Management Case Extrapolations, was made available to Fresenius Kabi in connection with their review of a possible transaction with the Company.

Following the December 2, 2016 meeting of the Board and receipt of Fresenius Kabi’s non-binding indication of interest on February 3, 2017, in March 2017, the Company’s management updated the November 2017 Management Case to reflect recent developments with respect to certain of the Company’s products and developments in the markets in which the Company operates, including new market entrants, improvements in base business products and other opportunities, as well as to further refine certain of the assumptions and estimates related to near-term pipeline products (the “March 2017 Management Case”). The projections contained in the March 2017 Management Case for the remainder of fiscal year 2017 and fiscal years 2018 through 2020 were prepared by the Company’s management based on the projections contained in the November 2016 Management Case for the corresponding periods and the updated information, assumptions and estimates described in the preceding sentence. The projections contained in the March 2017 Management Case for fiscal years 2021 through 2026 were prepared by the Company’s management by applying a growth rate determined based on a number of factors to the projected fiscal year 2020 revenue, which growth rate was then decreased year-over-year following fiscal year 2021, and by applying adjustments to EBITDA margin from the projected fiscal year 2020 based on the reasonable judgment of management (collectively, the “March 2017 Management Case Extrapolations”). The November 2016 Management Case and the March 2017 Management Case are collectively referred to as the “Financial Forecasts”. The March 2017 Management Case was prepared by the Company’s management in good faith based on the Company’s management’s reasonable best estimates and assumptions with respect to the Company’s future financial performance at the time such forecasts was prepared and speaks only as of that time.

The March 2017 Management Case was prepared by the Company’s management and was first presented to the Board at its meeting held on March 25, 2017. The March 2017 Management Case was not made available to Fresenius Kabi. However, the Company’s management provided information to Fresenius Kabi as to how certain assumptions and estimates underlying the November 2016 Management Case would change to reflect the information about recent developments that was used to prepare the March 2017 Management Case.

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The November 2016 Management Case made available to the Board was not relied upon by the Board in reaching its determination on April 24, 2017 to adopt the merger agreement and the transactions contemplated thereby and to recommend that the Company’s shareholders vote to approve the merger agreement, and the March 2017 Management Cast was the only forecast approved by the Company for use by J.P. Morgan in connection with rendering its oral opinion delivered to the Board, which was subsequently confirmed by delivery of a written opinion dated as of April 24, 2017, and performing its financial analysis in connection therewith.

The following table sets forth a summary of the March 2017 Management Case:

Fiscal Year ending December 31,

	2017E	(1)	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E
	(Dollars in millions)

Revenues	$834		$1,157	$1,258	$1,399	$1,459	$1,517	$1,572	$1,625	$1,664	$1,680
EBITDA(2)	336		492	555	589	615	639	657	665	665	652
Unlevered free cash flow(3)	$174		$275	$304	$305	$362	$379	$392	$398	$404	$405

(1)	Reflects revenue projections from April 1, 2017 to December 31, 2017 as of the time the March 2017 Management Case was prepared.
(2)	The Company’s EBITDA represents net income before deducting for net interest expense, income tax expense, depreciation, amortization and stock-based compensation expense. EBITDA is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.
(3)	The Company’s unlevered free cash flows are defined as the Company’s EBITDA, less stock based compensation expense, less projected taxes, less capital expenditures, less (plus) increase (decrease) in net working capital. Unlevered free cash flows is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

The non-GAAP financial measures included in the March 2017 Management Case constitute forward-looking information, and the Company believes that a quantitative reconciliation of such forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of these non-GAAP financial measures would require the Company to quantify stock based compensation expense, merger-related costs, purchase price accounting effects, amortization expense of acquisition-related intangibles, asset impairment charges, amounts related to securities litigation and governmental investigations, restructuring charges and gains or losses relating to sales of assets. These items cannot be reliably quantified due to the combination of variability and volatility of such components and may, depending on the size of the components, have a significant impact on the reconciliation. If these items could be quantified, they may be significant for the following reasons:

•	The Company may grant a significant amount of stock based compensation during the periods covered by the March 2017 Management Case. The Company does not have a reasonable basis to predict future grants to existing employees, future levels of hiring over the periods covered by the March 2017 Management Case, the types of personnel hired, the types and amounts of equity compensation awards that would be necessary for existing employees and new hire grants, the vesting and timing of such awards and the then-current trading price of the Company common shares;

•	The Company may make one or more acquisition during the periods covered by the March 2017 Management Case, any of which would likely have a significant impact on the Company’s amortization expense, merger-related costs and purchase price accounting. Recent acquisitions by the Company have ranged from $28.5 million to approximately $650 million. The Company does not have a reasonable basis to predict the timing, value or nature of any future potential acquisitions which could have a probable material impact on these reconciling items;
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•	Certain of the Company’s assets may be significantly impaired over the periods covered by the March 2017 Management Case. The Company does not have a reasonable basis to predict the timing, amount and nature of any future potential impairment charges which could have a probable material impact on this reconciling item;

•	Amounts related to securities litigation and governmental investigations are contingent on the initiation of such litigation or investigations by shareholders or the applicable governmental entities, both of which are outside the Company’s control. As a result, the Company does not have a reasonable basis to predict the timing, amount or nature of any potential charges that could impact this reconciling item;

•	As a result of restructuring activities that may be undertaken by the Company during the periods covered by the March 2017 Management Case, the Company would likely incur significant charges. The Company may in the future determine to exit certain facilities and/or restructure its operations, each of those decisions being independent from one another. The amount and timing of the restructuring charges (and any reversals of charges recorded in prior periods) associated with these activities are wholly dependent upon the nature and timing of those restructuring activities. Restructuring charges could include, among other things, headcount reductions and associated severance and benefits costs, exit costs associated with closing office space or other locations and other contract cancellation charges, all of which are highly dependent upon the details of the particular restructuring activity. Estimating future restructuring charges (and reversals of charges) would require the Company to speculate about the occurrence and timing of future restructuring activities, which are both inherently uncertain; and

•	The Company may sell assets over the periods covered by the March 2017 Management Case and the gain or loss on such sales may be significant. Gains or losses on such sales have been inconsistent in amount and frequency, and future gains or losses will be significantly impacted by the timing and nature of the Company’s decisions to conduct sales of its assets. Estimating future gains and losses would therefore require the Company to speculate about the timing of these future asset sales and the assets involved in any such sales, both of which are inherently uncertain. It would be impracticable to quantify with any reasonable reliability the book value of the relevant assets and the value to be received for such assets in order to determine the associated amount of the gain or loss on such sale.

Certain Effects of the Merger

If the proposal to approve the merger agreement receives the affirmative vote of shareholders holding at least a majority of the issued and outstanding Company common shares and the other conditions to the closing of the merger are either satisfied or (if permissible under applicable law) waived, Merger Sub will be merged with and into the Company upon the terms set forth in the merger agreement. As the surviving corporation in the merger, the Company will continue to exist following the merger as a subsidiary of Fresenius Kabi.

Following the merger, all of the Company common shares will be beneficially owned by Fresenius Kabi, and none of the current holders of Company common shares will, by virtue of the merger, have any ownership interest in, or be a shareholder of, the Company, the surviving corporation or Fresenius Kabi or Fresenius Parent after the consummation of the merger. As a result, the current holders of Company common shares will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Company common shares. Following the merger, Fresenius Kabi will benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.

Upon the consummation of the merger, each Company common share issued and outstanding immediately prior to the effective time of the merger (other than Company common shares owned by the Company as treasury shares or owned by Fresenius Kabi or Merger Sub and other than Company common shares owned by wholly owned subsidiaries of the Company or Fresenius Kabi (other than Merger Sub) that Fresenius Kabi has elected to be canceled) will be canceled and converted into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes.

Please see the sections of this proxy statement entitled “The Merger Agreement—Consideration to be Received in the Merger” and “The Merger Agreement—Cancellation of Shares” beginning on page 61.

For information regarding the effects of the merger on the Company’s outstanding equity awards, please see the section below entitled “—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 51 and the section of this proxy statement entitled “The Merger Agreement—Treatment of Equity and Equity-Based Awards” beginning on page 61.

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The Company common shares are currently registered under the Exchange Act and trades on the NASDAQ under the symbol “AKRX”. Following the consummation of the merger, Company common shares will no longer be traded on the NASDAQ or any other public market. In addition, the registration of Company common shares under the Exchange Act will be terminated and the Company will no longer be required to file periodic and other reports with the SEC with respect to the Company common shares. Termination of registration of the Company common shares under the Exchange Act will reduce the information required to be furnished by the Company to the Company’s shareholders and the SEC.

Effects on the Company if the Merger Is Not Completed

In the event that the proposal to approve the merger agreement does not receive the required approval from the holders of Company common shares, or if the merger is not completed for any other reason, the holders of Company common shares will not receive any payment for their Company common shares in connection with the merger. Instead, the Company will remain an independent public company, the Company common shares will continue to be listed and traded on the NASDAQ, the Company common shares will continue to be registered under the Exchange Act and the Company’s shareholders will continue to own their Company common shares and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of Company common shares.

If the merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your Company common shares, including the risk that the market price of Company common shares may decline to the extent that the current market price of the Company common shares reflect a market assumption that the merger will be completed. If the merger is not completed, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted. Pursuant to the merger agreement, under certain circumstances the Company is permitted to terminate the merger agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement—Termination” beginning on page 73.

Under certain circumstances, if the merger is not completed, the Company may be obligated to pay to Fresenius Kabi a termination fee. Please see the section of this proxy statement entitled “The Merger Agreement—Termination Fee” beginning on page 74.

Financing of the Merger

The merger agreement does not contain any financing-related closing condition and Fresenius Kabi has represented that it will have sufficient funds at closing to fund the payment of the merger consideration and any other payments required in connection with the consummation of the merger. Fresenius Kabi has informed the Company that it expects that funds needed by Fresenius Kabi and Merger Sub in connection with the merger will be derived from a broad mix of Euro and U.S. dollar denominated debt instruments.

No Appraisal Rights

Appraisal rights are statutory rights that, if applicable under law, enable a shareholder of a Louisiana corporation to avoid the effects of a proposed corporate action, such as the merger, by selling the shareholder’s shares to the corporation at their fair value, paid in cash. Under the LBCA, however, a shareholder of a Louisiana corporation does not have appraisal rights in connection with a merger or other extraordinary transaction if the corporation’s outstanding shares are a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. A “covered security” includes, among other things, a security listed on the NASDAQ. Company common shares are currently listed on the NASDAQ. Accordingly, shareholders of the Company are not entitled to appraisal rights in connection with the merger.

Litigation Related to the Merger

On May 2, 2017, a purported shareholder of the Company filed a complaint in a putative class and derivative action in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, captioned Robert J. Shannon, Jr. v. Fresenius Kabi AG, et al., Case No. 2017-CH-06322. On May 16, 2017, a purported shareholder of the Company filed a complaint in a putative class and derivative action in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, captioned Daniel Ochoa v. John N. Kapoor, et al., Case No. 2017-CH-06928. The Shannon Action and the Ochoa Action allege, among other things, that in pursuing the merger, the directors of the Company breached their

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fiduciary duties to the Company and its shareholders by, among other things, agreeing to enter into the merger agreement for an allegedly unfair price and as the result of an allegedly deficient process. The Shannon Action and the Ochoa Action also allege that Fresenius Kabi, Fresenius Parent and Merger Sub aided and abetted the other defendants’ alleged breaches of their fiduciary duties. The Shannon Action and the Ochoa Action seek, among other things, to enjoin the transactions contemplated by the merger agreement or, in the alternative, to recover monetary damages.

The Company believes that the Shannon Action and the Ochoa Action are without merit and intends to vigorously defend them.

Interests of the Company’s Directors and Executive Officers in the Merger

The Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of the Company’s shareholders generally. The members of the Board were aware of and considered these interests in reaching the determination to adopt the merger agreement and recommend that the holders of Company common shares vote their Company common shares to approve the merger agreement.

Treatment of Equity and Equity-Based Awards

As described further in the section entitled “The Merger Agreement—Treatment of Equity and Equity-Based Awards” beginning on page 61, each outstanding Company stock option and each Company RSU granted prior to the date of the merger agreement will be cashed out upon the effective time of the merger, and each outstanding Company RSU granted following the date of the merger agreement will be converted at the effective time of the merger into an unvested award representing the opportunity to receive a fixed cash amount, payable in installments in accordance with the Company RSU’s original vesting schedule.

Any such converted awards held by the Company’s executive officers will vest and be paid on an accelerated basis in the event the executive officer’s employment is terminated by the Company without cause or by the executive officer with “good reason” within the ninety-day period prior to, or the twelve-month period following, the completion of the merger. For these purposes, “good reason” generally means (a) a material and adverse change in the executive officer’s status or responsibilities, the assignment to the executive officer of any duties or responsibilities which are materially inconsistent with the executive officer’s status or responsibilities, or any action by the Company that results in a material diminution in the executive officer’s position, authority, duties or responsibilities (in each case without sole regard to any change in title or the Company’s status as a public or private entity); (b) a reduction in the executive officer’s base salary (except to the extent such reduction is not due to a change in control and is part of a comprehensive reduction in salary applicable to employees of the Company generally and is comparable to the reduction applied to employees of the Company at the same career level as the executive officer); (c) the Company requiring the executive officer to be based at any place outside a 50-mile radius from the executive officer’s job location or residence without the executive officer’s written consent, except for travel that is reasonably necessary in connection with the Company’s business; (d) the insolvency or the filing of a petition for bankruptcy of the Company that is not dismissed within 60 days; and (e) the failure of the Company to obtain an agreement, satisfactory to the executive officer, from any successor entities to assume the award agreement.

The following table sets forth the number of Company stock options and Company RSUs held by each of the Company’s directors and executive officers as of May 11, 2017, the latest practicable date to determine such amounts before the filing of this proxy statement, and the cash amounts payable (on a pre-tax basis) in respect thereof. The amounts reflected in the table below exclude any grants that may be made following May 11, 2017 and any Company stock options and Company RSUs that are vested or are expected to vest in accordance with their terms prior to December 31, 2017 (the assumed date of the completion of the merger solely for purposes of this transaction-related compensation disclosure). In addition, depending on when the merger occurs, certain equity awards that are included in the table below may be forfeited pursuant to their terms, without regard to the merger. Company stock options are valued based on the difference between the per share exercise price of such Company stock option and the merger consideration of $34.00 per share. As a result, any Company stock option included in the table below that has an exercise price that is greater than or equal to the merger consideration does not have any value for purposes of the table below. Company RSUs are valued based on the merger consideration of $34.00 per share. Payments in respect of the Company RSUs granted following the date of the merger agreement are “double-trigger” in that they will be paid only if the holder experiences a qualifying termination of employment prior to or following the effective time of the merger, or if the awards otherwise vest in accordance with their terms.

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Name	Unvested Company Stock Options		Company RSUs Granted Prior to Date of Merger Agreement		Company RSUs Granted Following Date of Merger Agreement		Total
	(#) (1)	($)	(#)	($)	(#)	($)	($)

Directors
John N. Kapoor, Ph.D.	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312
Kenneth S. Abramowitz	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312
Adrienne L. Graves, Ph.D.	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312
Ronald M. Johnson	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312
Steven J. Meyer	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312
Terry Allison Rappuhn	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312
Brian Tambi	5,800	$26,100	4,338	$147,492	8,088	$274,992	$448,584
Alan Weinstein	5,800	$26,100	2,330	$79,220	8,088	$274,992	$380,312

Executive Officers
Raj Rai	340,334	$2,679,101	51,554	$1,752,836	100,824	$3,428,016	$7,859,953
Duane A. Portwood	206,250	$1,263,938	–	$–	34,412	$1,170,008	$2,433,946
Joseph Bonaccorsi	107,440	$840,166	32,856	$1,117,104	33,529	$1,139,986	$3,097,256
Bruce Kutinsky. Pharm. D.	97,928	$633,986	10,821	$367,914	44,382	$1,508,988	$2,510,888
Steven Lichter	176,488	$630,846	1,906	$64,804	9,853	$335,002	$1,030,652
Jonathan Kafer	108,538	$355,274	1,906	$64,804	9,853	$335,002	$755,080
Randall E. Pollard	78,546	$391,257	2,622	$89,148	8,500	$289,000	$769,405

Treatment of Purchase Rights under the Company ESPP

The merger agreement provides that prior to the effective time of the merger, no new offering periods under the ESPP will commence, no person will be permitted to increase his or her payroll elections through the ESPP and no new individuals will be permitted to commence participation in the ESPP. If the closing date of the merger is scheduled to occur before the scheduled purchase date for the then-current purchase period under the ESPP, then the final purchase date will be set before the effective time of the merger. On the final purchase date, each participant’s accumulated payroll deductions under the ESPP will be used to purchase Company common shares, and all such Company common shares will be treated, upon the effective time of the merger, in the same manner as Company common shares held by all other shareholders of the Company. The ESPP will be terminated prior to the effective time of the merger, immediately after the final purchase date.

The estimated aggregate value of the amounts the Company’s executive officers would receive (on a pre-tax basis) in respect of their purchase rights under the ESPP, less their accumulated payroll deductions, is $98,146, assuming each executive officer’s anticipated accumulated payroll deductions through December 31, 2017 (the assumed date of the completion of the merger solely for purposes of this transaction-related compensation disclosure) are used to purchase Company common shares immediately prior to the termination of the ESPP and such Company common shares are exchanged for merger consideration as described above.

Severance Entitlements

Each of Messrs Rai, Portwood, Bonaccorsi and Kutinsky is party to an individual employment agreement and each of Messrs. Lichter, Pollard and Kafer participate in the Company’s Key Executive and Management Change-in-Control Severance Program, which we refer to as the “CIC Severance Program”. The employment agreements and the CIC Severance Program provide for severance payments and other benefits in the event of a “qualifying termination”, which constitutes a termination of employment by the Company without cause or by the executive officer for “good reason” (as described below) within the period of ninety-days prior to the Company entering into a definitive agreement that results in a change in control of the Company and the twelve-month period following a change in control of the Company, in the case of the employment agreements with Messrs. Rai, Portwood and Kutinsky, or within the ninety-day period prior to or the twelve-month period

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following a change in control of the Company, in the case of the employment agreement with Mr. Bonaccorsi and the CIC Severance Program. The merger will constitute a change of control of the Company for purposes of the executive officers’ employment agreements and the CIC Severance Program. For purposes of the employment agreements and the CIC Severance Program, “Good Reason” has the meaning as described above in the section entitled “Interests of the Company’s Directors and Executive Officers in the Merger – Treatment of Equity and Equity-Based Awards”.

In the event of a qualifying termination, Messrs Rai, Portwood, Bonaccorsi and Kutinsky would be entitled to receive: (a) a lump-sum payment equal to the product of three times (in the case of Mr. Rai) or two times (in the case of Messrs. Portwood, Bonaccorsi and Kutinsky) the sum of the executive’s base salary and total eligible bonus amount; and (b) continued health and welfare benefits for three years (in the case of Mr. Rai) or two years (in the case of Messrs. Portwood, Bonaccorsi and Kutinsky). In the event of a qualifying termination, Messrs. Lichter, Pollard and Kafer would be entitled to receive a lump-sum payment equal to one times the executive’s base salary and continued health and welfare benefits for one year. Receipt of the above-described payments and benefits is conditioned upon the applicable executive officer executing a release of claims in favor of the Company. The estimated aggregate value of the severance payments and benefits the Company’s executive officers would receive in the event of a qualifying termination prior to or following the completion of the merger is $12,539,798. The foregoing estimate is based on compensation and benefit levels in effect as of May 11, 2017. The employment agreements with Messrs. Rai, Portwood, Bonaccorsi and Kutinsky also provide for payment of a pro-rata portion of the executive officer’s total eligible bonus amount for the year in which such termination occurs. The CIC Severance Program will be amended prior to the completion of the merger to provide for a similar pro-rata bonus payment. The executive officer’s outstanding unvested equity awards would be treated as described above in the section entitled “Interests of the Company’s Directors and Executive Officers in the Merger – Treatment of Equity and Equity-Based Awards”.

The employment agreements provide that in the event that any payment or benefit payable to each of Messrs Rai, Portwood, Bonaccorsi and Kutinsky in connection with his separation with the Company would constitute a parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, then the payments will be reduced to the largest amount which would result in no portion of the payments being subject to the excise tax. Neither the employment agreements nor the CIC Severance Program provide for a gross-up in the event the executive officer is subject to the “golden parachute” excise tax under Section 4999 of the Code.

New Management Arrangements

As of the date of this proxy statement, there are no employment, equity contribution or other agreements, arrangements or understandings between any of the Company’s directors or executive officers, on the one hand, and Fresenius Kabi, on the other hand, and the merger is not conditioned upon any of the Company’s directors or executive officers entering into any such agreement, arrangement or understanding.

Fresenius Kabi and the Company have agreed that the Company may grant cash retention bonuses, not to exceed $8.0 million in the aggregate, to the Company’s employees, including the Company’s executive officers. As of the date of this proxy statement, no determinations have been made as to whether any executive officer will receive an award, the payment and other terms of any such potential awards or the amounts of any such potential awards to any particular individual.

Continuing Employee Benefits

The merger agreement provides that for a period of not less than one year following the effective time, Fresenius Kabi will, and will cause the surviving corporation to, provide each individual who was an employee of the Company or any of its subsidiaries immediately prior to the effective time of the merger, which we refer to as a “continuing employee”, with (a) a base salary that is no less favorable than such continuing employee’s base salary as in effect immediately prior to the effective time of the merger, (b) severance benefits that are no less favorable than those that would have been provided to such continuing employee under the Company’s severance benefit plans, programs, policies, agreements and arrangements and (c) employee benefit plans and arrangements (other than base salary, bonus, commissions, annual incentives and severance benefits) that are substantially comparable in the aggregate to those provided to such continuing employee immediately prior to the effective time of the merger.

In addition, on or as soon as practicable after the effective time, the surviving corporation will, or will cause its subsidiaries to, pay each continuing employee an amount in respect of such continuing employee’s annual bonus, commission or incentive plan award for the plan year in which the closing occurs, prorated to reflect the number of days elapsed from the

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commencement of the applicable performance period through the effective time of the merger, based upon performance achieved through the effective time, as determined by the Company prior to the closing date.

Following the closing date of the merger, each continuing employee who participates in an annual bonus, commission or incentive plan of the Company immediately prior to the effective time of the merger will be entitled to participate in an annual bonus, commission or incentive plan of Fresenius Kabi or one of its subsidiaries on a basis substantially comparable to similarly situated employees of Fresenius Kabi and its subsidiaries and will be eligible to receive a pro-rata annual bonus, commission or incentive plan award for the portion of plan year that elapses following the effective time of the merger. In addition, each such continuing employee will be eligible to receive one or more additional payments, which we refer to as the “bonus true-up payments”, in an aggregate amount equal to the shortfall, if any, between (a) the aggregate amount of the annual bonus, commission or incentive plan award or awards he or she actually receives or is owed under the annual bonus, commission or incentive plans of Fresenius Kabi or its subsidiaries with respect to the period from the effective time of the merger through December 31, 2018 (including the period from the effective time through December 31, 2017, if the effective time occurs during 2017) and (b) the annual bonus, commission or incentive plan award or awards he or she would have received for such period or periods based on his or her target annual bonus, commission or incentive plan opportunity and base salary as in effect as of immediately prior to the effective time of the merger. The bonus true-up payments will be paid in installments as soon as practicable following December 31, 2017 and December 31, 2018, in each case subject to the continuing employee’s continued employment through the payment date.

Director and Officer Indemnification

Pursuant to the terms of the merger agreement, members of the Board and executive officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For a more detailed description of the provisions of the merger agreement relating to director and officer indemnification, please see the section of this proxy statement entitled “The Merger Agreement—Indemnification” beginning on page 71.

Quantification of Payments and Benefits

In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of the Company’s named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the merger and that will or may become payable to the named executive officer either immediately at the effective time (i.e., on a “single-trigger” basis) or in the event of a qualifying termination of employment prior to or following the merger (i.e., on a “double-trigger” basis). The holders of Company common shares are being asked to approve, on a non-binding, advisory basis, such compensation for these named executive officers. Because the vote to approve such compensation is advisory only, it will not be binding on either the Company, the Board or Fresenius Kabi. Accordingly, if the proposal to approve the merger agreement is approved by the holders of Company common shares and the merger is completed, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above under “—Interests of the Company’s Directors and Executive Officers in the Merger”.

The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (a) an assumption that the merger is completed on December 31, 2017, (b) per share merger consideration of $34.00, (c) the named executive officers’ salary and total eligible bonus levels as in effect as of the date of this proxy statement, (d) the number of unvested Company stock options and Company RSUs held by the named executive officers as of May 11, 2017, the latest practicable date to determine such amounts before the filing of this proxy statement, and excluding any additional grants that may occur following such date and any Company stock options and Company RSUs that are vested or are expected to vest in accordance with their terms prior to December 31, 2017, and (e) an assumption that each named executive officer’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” immediately following the completion of the merger. Depending on when the merger occurs, certain equity awards that are included in the tables below may be forfeited pursuant to their terms, without regard to the merger. In addition, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before completion of the merger. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

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The amounts shown below do not attempt to quantify any reduction that may be required as a result of a Section 280G cutback; therefore, actual payments to the named executive officers may be less than the amounts indicated below. The amounts shown below do not attempt to quantify any cash retention bonuses the named executive officers may receive, as described in the section entitled “Interests of the Company’s Directors and Executive Officers in the Merger - New Management Arrangements” beginning on page 53, or any bonus true-up payments the named executive may receive, as described in the section entitled “Interests of the Company’s Directors and Executive Officers in the Merger - Continuing Employee Benefits” beginning on page 53.

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Potential Payments to Named Executive Officers

Name	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Total ($)

Raj Rai	$6,427,500	$7,859,953	$39,699	$14,327,152
Duane A. Portwood	$1,638,000	$2,433,946	$26,466	$4,098,412
Joseph Bonaccorsi	$1,596,000	$3,097,256	$26,466	$4,719,722
Bruce Kutinsky, Pharm. D.	$1,760,500	$2,510,888	$26,466	$4,297,854
Jonathan Kafer	$335,000	$755,080	$13,233	$1,103,313
Steven Lichter	$335,000	$1,030,652	$13,233	$1,378,885

(1)	The estimated amounts shown in this column for Messrs. Rai, Portwood, Bonaccorsi and Kutinsky represent a lump-sum payment equal to the product of three times (in the case of Mr. Rai) or two times (in the case of Messrs. Portwood, Bonaccorsi and Kutinsky) the sum of the named executive officer’s base salary and total eligible bonus amount. The estimated amount shown in this column for Messrs. Kafer and Lichter represents a lump-sum payment equal to one times the named executive officer’s base salary. These payments are “double-trigger”, as they will only be payable in the event of a “qualifying termination” prior to or following the effective time of the merger. Because participants in the Company’s annual bonus plan will be paid pro-rata bonuses based on performance through the closing date of the merger, if Messrs. Rai, Portwood, Bonaccorsi or Kutinsky were to experience a qualifying termination of employment immediately following the closing of the merger, they would be eligible to receive an amount equal to the shortfall, if any, between the amount of such pro-rata bonus payment and a pro-rata bonus payment based on their total eligible bonus amount. This amount has not been included in the cash severance total.
(2)	The estimated amounts shown in this column represent the aggregate value of the named executive officers’ unvested Company stock options and Company RSUs. The estimated payments in respect of the named executive officers’ unvested Company Stock Options and the named executive officer’s Company RSUs granted prior to the date of the merger agreement as shown in the following table are “single-trigger” benefits in that they will be payable shortly following the effective time of the merger, whether or not the named executive officer’s employment is later terminated.

Name	Unvested Stock Options		Company RSUs Granted Prior to the Date of the Merger Agreement		Total
	(#)	($)	(#)	($)	($)

Raj Rai	340,334	$2,679,101	51,554	$1,752,836	$4,431,937
Duane A. Portwood	206,250	$1,263,938	–	$–	$1,263,938
Joseph Bonaccorsi	107,440	$840,166	32,856	$1,117,104	$1,957,270
Bruce Kutinsky, Pharm. D.	97,928	$633,986	10,821	$367,914	$1,001,900
Jonathan Kafer	108,538	$355,274	1,906	$64,804	$420,078
Steven Lichter	176,488	$630,846	1,906	$64,804	$695,650

The estimated payments in respect of the named executive officers’ Company RSUs granted following the date of the merger agreement as shown in the following table are “double-trigger” benefits in that they will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment prior to or following the effective time of the merger, or if the awards otherwise vest in accordance with their terms.

Name	Company RSUs Granted Following the Date of the Merger Agreement
	(#)	($)

Raj Rai	100,824	$3,428,016
Duane A. Portwood	34,412	$1,170,008
Joseph Bonaccorsi	33,529	$1,139,986
Bruce Kutinsky, Pharm. D.	44,382	$1,508,988
Jonathan Kafer	9,853	$335,002
Steven Lichter	9,853	$335,002
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(3)	The estimated amounts shown in this column represent continued health and welfare benefits for three years, in the case of Mr. Rai, two years, in the case of Messrs. Portwood, Bonaccorsi and Kutinsky and one year, in the case of Messrs. Kafer and Lichter. These are “double-trigger” benefits in that they will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment prior to or following the effective time of the merger.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences to holders with respect to the disposition of the Company common shares pursuant to the merger. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

This discussion assumes that holders of Company common shares hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Company common shares in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Company common shares subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their Company common shares through the exercise of Company stock options or otherwise as compensation, holders subject to the alternative minimum tax, holders who hold their Company common shares as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Company’s shares (by vote or value). In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code).

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Company common shares, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding Company common shares, you should consult your own tax advisor.

We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the merger to holders of Company common shares. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretation. Accordingly, the Internal Revenue Service may not agree with the tax consequences described in this proxy statement.

All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash in exchange for Company common shares pursuant to the merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company common shares, that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
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•	a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity classified as a partnership for U.S. federal income tax purposes) of Company common shares that is not a U.S. holder.

U.S. Holders

The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger and such U.S. holder’s adjusted tax basis in the shares converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Company common shares at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company common shares.

A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding (at a rate of 28%) with respect to the cash received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Non-U.S. Holders

Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•	the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any U.S. source gain derived from the disposition of the Company common shares pursuant to the merger (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses; or

•	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the merger and (ii) the non-U.S. holder’s holding period in the Company common shares, and, if the Company common shares are “regularly traded on an established securities market,” the non-U.S. holder held (directly, indirectly or constructively), at any time during such period, more than 5% of the outstanding Company common shares, in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as described in the first bullet point above, except that the branch profits tax will not apply. Although there can be no assurances in this regard, the Company does not believe that it is or was a “United States real property holding corporation” for U.S. federal income tax purposes during the applicable five-year period.
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A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding will apply with respect to the cash received by such holder pursuant to the merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any; provided that such non-U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Dividends

The Company has not declared or paid any cash dividends on Company common shares since 1991. Under the terms of the merger agreement, the Company is prohibited from declaring, setting a record date for, setting aside for payment or paying any dividends on, or making any other distributions in respect of, its capital stock, other than intercompany dividends and distributions.

Regulatory Approvals Required for the Merger

Under the HSR Act, and the related rules and regulations issued by the Federal Trade Commission (the “FTC”), certain transactions, including the merger, may not be consummated until notification and report forms have been filed by each of the Company and Fresenius Kabi with the FTC and the Antitrust Division of the Department of Justice (the “DOJ”) and the applicable waiting periods have expired or terminated. The Company and Fresenius Kabi filed their respective notification and report forms under the HSR Act with the DOJ and the FTC on May 8, 2017.

At any time before or after the effective time of the merger, the DOJ, the FTC, the U.S. state attorneys general or certain foreign governmental authorities could take action under applicable antitrust laws, including seeking to enjoin the consummation of the merger, conditionally approving the merger upon the divestiture of assets of the Company or Fresenius Kabi, subjecting the consummation of the merger to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Under the merger agreement, the respective obligations of the Company, Fresenius Kabi and Merger Sub to effect the merger are subject to, among other things, the expiration or early termination of the waiting period (and any extension thereof) applicable to the merger under the HSR Act. For a description of Fresenius Kabi’s and the Company’s respective obligations under the merger agreement with respect to regulatory approvals, please see the section of this proxy statement entitled “The Merger Agreement—Reasonable Best Efforts and Certain Pre-Closing Obligations” beginning on page 69.

We currently expect to obtain HSR Act clearance by early 2018; however, we cannot guarantee when HSR Act clearance will be obtained or that it will be obtained at all.

Delisting and Deregistration of the Company Common Shares

If the merger is completed, the Company common shares will be delisted from the NASDAQ and deregistered under the Exchange Act, and Company common shares will no longer be publicly traded.

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THE MERGER AGREEMENT

The following is a summary of the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to carefully read this entire proxy statement, including the annexes and the other documents to which we have referred you. You should also review the section entitled “Where You Can Find Additional Information” beginning on page 82.

The merger agreement has been included for your convenience to provide you with information regarding its terms, and we recommend that you read it in its entirety. The merger agreement is a contractual document that establishes and governs the legal relations between the Company, Fresenius Kabi and Fresenius Parent, and allocates risks between the parties, with respect to the merger.

The representations and warranties of the Company contained in the merger agreement have been made solely for the benefit of Fresenius Kabi and Merger Sub, and the representations and warranties of Fresenius Kabi and Merger Sub have been made solely for the benefit of the Company. In addition, such representations and warranties (a) have been made only for purposes of the merger agreement, (b) have been qualified by certain documents filed with, or furnished to, the SEC by the Company prior to the date of the merger agreement, (c) have been qualified by confidential disclosures made to Fresenius Kabi and Merger Sub in connection with the merger agreement, (d) are subject to materiality qualifications contained in the merger agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the merger agreement or such other date as is specified in the merger agreement and (f) have been included in the merger agreement for the purpose of allocating risk between the Company, on the one hand, and Fresenius Kabi and Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the merger agreement is included with this proxy statement only to provide investors with information regarding the terms of the merger agreement and not to provide investors with any other factual information regarding the Company or Fresenius Kabi or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterization of the actual state of facts or condition of the Company or Fresenius Kabi or their respective subsidiaries or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Company will provide additional disclosure in its public reports of any material information necessary to provide the holders of Company common shares with a materially complete understanding of the disclosures relating to the merger agreement. The representations and warranties in the merger agreement and the description of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings the Company publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings the Company makes with the SEC, as described in the section entitled “Where You Can Find Additional Information” beginning on page 82.

The Merger

Subject to the terms and conditions of the merger agreement and in accordance with the LBCA, at the effective time of the merger, Merger Sub, a wholly owned subsidiary of Fresenius Kabi, will be merged with and into the Company. The separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation. As a result, the Company will become a subsidiary of Fresenius Kabi. Merger Sub was created solely for purposes of the merger and has no material assets or operations of its own.

Closing and Effective Time of the Merger

The closing of the merger will take place at 10:00 a.m. (New York City time) on the second business day following the satisfaction or waiver (to the extent such waiver is permitted by applicable law) of all of the conditions described in the section below entitled “—Conditions of the Merger” beginning on page 72 (other than any condition that by its nature cannot be satisfied until the closing of the merger, but subject to satisfaction of any such condition), unless the Company and Fresenius Kabi agree to another date or time in writing.

The merger will become effective at the time the articles of merger are filed with the Secretary of State of the State of Louisiana, or such later time as is specified in the articles of merger and as is agreed to by the Company, Fresenius Kabi and Merger Sub, which is referred to as the “effective time” of the merger.

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At the effective time of the merger, the articles of incorporation and bylaws of Akorn in effect immediately prior to the effective time of the merger will be amended and restated to be in the form of Exhibit A to the merger agreement and the bylaws of Merger Sub (except with respect to the name of Akorn), respectively, and so amended and restated will be the articles of incorporation and bylaws of the surviving corporation until thereafter amended in accordance with their terms or by applicable law.

Consideration to be Received in the Merger

The merger agreement provides that, at the effective time of the merger, each Company common share issued and outstanding immediately prior to the effective time of the merger (other than Company common shares owned by the Company as treasury shares or owned by Fresenius Kabi or Merger Sub and other than Company common shares owned by wholly owned subsidiaries of the Company or Fresenius Kabi (other than Merger Sub) that Fresenius Kabi has elected to be canceled) will be canceled and converted into the right to receive $34.00 in cash, without interest and less any applicable withholding tax. Following the effective time of the merger, each holder of Company common shares will cease to have any rights with respect to such Company common shares, except for the right to receive the merger consideration therefor, without interest.

Cancellation of Shares

Any Company common shares owned by the Company as treasury shares or owned by Fresenius Kabi or Merger Sub or owned by wholly owned subsidiaries of the Company or Fresenius Kabi (other than Merger Sub) that Fresenius Kabi has elected to be canceled, will be automatically canceled and extinguished and will not be entitled to any merger consideration.

Treatment of Equity and Equity-Based Awards

At the effective time of the merger, subject to all required withholding taxes:

•	each outstanding Company stock option, other than rights under the ESPP, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of Company common shares underlying such Company stock option and (y) the excess (if any) of the merger consideration over the exercise price per share of such Company stock option, except that each such Company stock option that has an exercise price that is greater than or equal to the merger consideration will be canceled for no consideration;

•	each outstanding Company RSU granted prior to the date of the merger agreement, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of Company common shares underlying such Company RSU and (y) the merger consideration.

•	each outstanding Company RSU granted following the date of the merger agreement will be converted into an unvested award representing the opportunity to receive cash payments in an aggregate amount equal to the product of (x) the number of Company common shares underlying such Company RSU and (y) the merger consideration, with such aggregate amount being payable on the vesting dates applicable to such Company RSU based proportionately on the number of Company common shares that would have vested on such vesting date, and which award will continue to vest and will otherwise be subject to the same terms and conditions as were applicable to such Company RSU as of immediately prior to the effective time of the merger (including any terms and conditions related to accelerated vesting upon a termination of the holder’s employment prior to or following the effective time of the merger).

In addition, the merger agreement provides that prior to the effective time of the merger, no new offering periods under the ESPP will commence, no person will be permitted to increase his or her payroll elections through the ESPP and no new individuals will be permitted to commence participation in the ESPP. If the closing date of the merger is scheduled to occur before the scheduled purchase date during the then current purchase period under the ESPP, then the final purchase date will be set before the effective time of the merger. On the final purchase date, each participant’s accumulated payroll deductions under the ESPP will be used to purchase Company common shares, and all such Company common shares will be treated, upon the effective time of the merger, in the same manner as Company common shares held by all other holders of the Company common shares. The ESPP will be terminated prior to the effective time of the merger, immediately after the final purchase date.

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Payment for Shares

Prior to the closing of the merger, Fresenius Kabi will designate a bank or trust company reasonably acceptable to the Company to act as paying agent for the payment of the merger consideration. At or prior to the effective time of the merger, Fresenius Kabi will deposit, or will cause to be deposited, with the paying agent funds sufficient to pay the aggregate merger consideration (the “exchange fund”).

Promptly after the effective time of the merger (but no later than three business days after the effective time of the merger), Fresenius Kabi and the surviving corporation will cause the paying agent to mail to all record holders of certificates or book-entry shares representing Company common shares whose shares were converted into the right to receive the merger consideration, a letter of transmittal and instructions on how to surrender certificates or book-entry shares representing such Company common shares in exchange for the merger consideration. Upon delivery of a properly completed letter of transmittal, duly executed and completed in accordance with the instructions thereto, and the surrender of certificates or book-entry shares representing Company common shares, Fresenius Kabi and the surviving corporation will cause the paying agent to pay the holder of such certificates or book-entry shares, in exchange therefor, cash in an amount equal to the merger consideration multiplied by the number of Company common shares represented by such certificate or book-entry share. At any time following the first anniversary of the closing, the surviving corporation will be entitled to require the paying agent to deliver to it any portion of the exchange fund (including any interest received) which has not been disbursed to holders of certificates or book entry shares, and thereafter such holders will be entitled to look only to Fresenius Kabi and the surviving corporation for claims with respect to such merger consideration, pursuant to the terms of the merger agreement. Each certificate or book-entry share representing a Company common share that is surrendered will be canceled. You should not send in your Company common share certificates until you receive a letter of transmittal with instructions from the paying agent. Do not send Company common share certificates with your proxy card.

The merger consideration paid upon the surrender of certificates representing Company common shares in accordance with the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the Company common shares previously represented by such certificates. At the effective time of the merger, the share transfer books of the Company will be closed, and there will not be any further registration of transfers of any Company common shares thereafter on the records of the Company.

If, during the period between the date of the merger agreement and the effective time of the merger, any change in the Company common shares shall occur, by reason of any share split, reverse share split, share dividend (including any dividend or other distribution of securities convertible into Company common shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the merger consideration and any other amounts payable pursuant to the merger agreement, shall be appropriately adjusted so that the aggregate amount payable with respect to all Company common shares shall not be changed.

If your Company common share certificate has been lost, stolen or destroyed, you will be entitled to obtain payment of the merger consideration by making an affidavit to that effect and, if required by the surviving corporation, posting a bond, in such reasonable amount as Fresenius Kabi may direct, as indemnity against any claim that may be made against the surviving corporation with respect to your lost, stolen or destroyed Company common share certificate.

Pursuant to the merger agreement, Fresenius Kabi, the surviving corporation and the paying agent may deduct and withhold from the merger consideration and any other amounts payable under the merger agreement in connection with the Company share options and Company RSUs any amounts required to be withheld or deducted under applicable federal, state, local or non-U.S. tax laws with respect to the making of such payments.

Representations and Warranties

The merger agreement contains a number of representations and warranties made by the Company with respect to the Company and its subsidiaries, including representations and warranties relating to:

•	corporate organization, good standing and similar matters;

•	capital structure and equity securities;
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•	corporate power and authority to execute and deliver the merger agreement and to consummate the transactions contemplated by the merger agreement;

•	authorization of the merger agreement, the merger and the other transactions contemplated by the merger agreement and enforceability of the merger agreement;

•	required governmental filings and consents and absence of violation of applicable laws in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

•	absence of conflicts with, violation or breach of or defaults under the charter documents and certain contracts in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

•	accuracy and sufficiency of reports and financial statements filed with the SEC;

•	absence of undisclosed liabilities;

•	internal controls over financial reporting;

•	accuracy of the information in this proxy statement;

•	absence of certain changes or events and the conduct of business in the ordinary course of business since December 31, 2016;

•	legal proceedings;

•	compliance with applicable laws (including anti-corruption laws), court orders and certain regulatory matters;

•	tax matters;

•	employee compensation and benefits matters and matters relating to the Employee Retirement Income Securities Act of 1974, as amended;

•	labor matters;

•	environmental matters and compliance with environmental laws;

•	intellectual property;

•	the inapplicability of state takeover statutes, the absence of shareholder rights agreements and the absence of appraisal rights for shareholders;

•	real property;

•	material contracts;

•	insurance;

•	healthcare regulatory matters;

•	receipt of opinion from the Company’s financial advisor; and

•	brokers’, finder’s and similar fees payable in connection with the merger and the other transactions contemplated by the merger agreement.
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The merger agreement also contains a number of representations and warranties made by Fresenius Kabi with respect to Fresenius Kabi and Merger Sub, including representations and warranties relating to:

•	corporate organization, good standing and similar matters;

•	corporate power and authority to execute and deliver the merger agreement and to consummate the transactions contemplated by the merger agreement;

•	authorization of the merger agreement, the merger and the other transactions contemplated by the merger agreement, and enforceability of the merger agreement;

•	absence of conflicts with, violation or breach of, defaults under, the charter documents and certain contracts in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

•	required governmental filings and consents and absence of violation of applicable laws in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

•	ownership and operations of Merger Sub since its formation;

•	sufficiency of funds to pay the merger consideration;

•	brokers’, finder’s and similar fees payable in connection with the merger and the other transactions contemplated by the merger agreement;

•	non-reliance on Company estimates, projections, forecasts, forward-looking statements and business plans;

•	accuracy of information supplied to the Company for inclusion or incorporation by reference in this proxy statement;

•	legal proceedings; and

•	ownership of Company common shares.

Significant portions of the representations and warranties of the Company are qualified as to “materiality” or “material adverse effect” and significant portions of the representations and warranties of Fresenius Kabi and Merger Sub are qualified as to “materiality” or a “material adverse effect on the ability of Fresenius Kabi and Merger Sub to perform their obligations under the merger agreement or consummate the transactions contemplated by the merger agreement”. Under the merger agreement, a “material adverse effect” with respect to the Company and its subsidiaries means any effect, change, event or occurrence that, individually or in the aggregate (1) would prevent or materially delay, interfere with, impair or hinder the consummation of the transactions contemplated by the merger agreement or the compliance by the Company with its obligations under the merger agreement or (2) has a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole, except that none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, constitutes or is taken into account in determining whether a “material adverse effect” has occurred, is continuing or would reasonably be expected to occur:

•	any effect, change, event or occurrence generally affecting (i) the industry in which the Company and its subsidiaries operate, or (ii) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, monetary policy or inflation;* or

•	any effect, change, event or occurrence to the extent arising out of, resulting from or attributable to:

•	changes or prospective changes in law or in GAAP or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory, political or social conditions;
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•	the negotiation, execution, announcement or performance of the merger agreement or the consummation of the merger, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any litigation arising from allegations of breach of fiduciary duty or violation of law relating to the merger agreement or the transactions contemplated thereby;

•	acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism;*

•	pandemics, earthquakes, floods, hurricanes, tornados or other natural disasters, weather-related events, force majeure events or other comparable events;*

•	any action taken by the Company or its subsidiaries that is required by the merger agreement or at Fresenius Kabi’s request;

•	any change or prospective change in the Company’s credit ratings (but not the underlying causes of such decline or change);

•	any decline in the market price or change in trading volume, of the shares of the Company (but not the underlying causes of such decline or change); or

•	any failure to meet any internal or public projections, forecast, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (but not the underlying causes of such failure);

except, in the case of the three bullets marked with an asterisk above, to the extent such effect, change, event or occurrence has a disproportionate adverse affect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate, in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been, or would reasonably be expected to be, a material adverse effect.

The representations and warranties of the Company, Fresenius Kabi and Merger Sub will expire upon the effective time of the merger.

Covenants Regarding Conduct of Business by Akorn Pending the Effective Time

Unless Fresenius Kabi otherwise consents in writing (which consent may not be unreasonably withheld, conditioned or delayed), the Company has agreed that during the period from the date of the merger agreement until the effective time of the merger, the Company and its subsidiaries will use their commercially reasonable efforts to:

•	carry on their business in all material respects in the ordinary course of business;

•	preserve their business organizations (including the services of key employees) substantially intact substantially consistent with past practice; and

•	preserve existing relations with key customers, suppliers and other persons with whom the Company or its subsidiaries have significant business relationships substantially intact substantially consistent with past practice.

In addition, the merger agreement places specific restrictions on the ability of the Company and its subsidiaries to, unless Fresenius Kabi otherwise consents in writing (which consent may not be unreasonably withheld, conditioned or delayed), or otherwise required by applicable law or as expressly contemplated, required or permitted by the merger agreement, among other things:

•	issue, sell, encumber or grant any Company common shares or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants or options to purchase any shares of its capital
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stock or other equity or voting interests, except pursuant to outstanding equity awards or new awards granted in the ordinary course of business consistent with past practice under the Company’s benefit plans;

•	redeem, purchase or otherwise acquire any of the Company’s or its subsidiaries’ capital stock or other equity or voting interests or any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests, except for transactions pursuant to outstanding options or Company RSUs and intercompany transactions;

•	declare or pay any dividend or other distribution, except for intercompany dividends and distributions;

•	split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;

•	incur, assume or otherwise become liable for any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or its subsidiaries or guarantee any such indebtedness or similar obligation of another person, except for intercompany indebtedness, letters of credit or similar credit support instruments in the ordinary course of business, existing indebtedness incurred under the Company’s credit agreement or other existing arrangements in an amount not to exceed $50 million outstanding at any time, or indebtedness incurred in connection with refinancing existing indebtedness, subject to certain limitations;

•	enter into any swap or hedging transaction or other derivative agreements, except in the ordinary course of business;

•	make any loans, capital contributions or advances to, or investments in, any person other than by the Company to any wholly owned subsidiary of the Company or in the ordinary course of business;

•	sell or lease any of its properties or assets for consideration, individually or in the aggregate, in excess of $10 million, except ordinary course dispositions of inventory, dispositions of obsolete, surplus or worn out assets or assets that are no longer useful in the Company’s or any of its subsidiaries’ businesses, intercompany transfers, leases and subleases of real property and voluntary terminations or surrenders of such leases or subleases, in each case, following prior good faith consultation with Fresenius Kabi or other sales and leases in the ordinary course of business;

•	make capital expenditures, except for those capital expenditures that are materially consistent with the Company’s plan that was previously made available to Fresenius Kabi, in connection with repairs or replacements to facilities, properties or assets destroyed or damaged due to casualty or accident, or otherwise in an aggregate amount not to exceed $10 million;

•	make any acquisition of, or investment in, properties, assets, securities or businesses for consideration, except in the ordinary course of business, subject to certain limitations;

•	make any material changes in financial accounting methods, principles or practices, except as required by GAAP, applicable law or any governmental authority;

•	amend the Company’s organizational documents or amend in any material respect the organizational documents of any subsidiary of the Company;

•	grant any lien (other than certain permitted liens) on any of its material assets other than intercompany liens and liens to secure indebtedness and other obligations in existence as of April 24, 2017 or permitted under the merger agreement;

•	settle any pending or threatened action outside of the ordinary course of business (Hatch-Waxman related litigation is not considered ordinary course for purposes of this provision) for amounts in excess of (1) with respect to actions reflected or reserved against in the Company’s balance sheet, an amount not materially in excess of the amount so reflected or reserved or (2) otherwise, $5 million individually or $25 million in the aggregate (in each case, net of insurance proceeds); provided that no settlement may involve any material injunctive or equitable relief, any admission of wrongdoing by the Company or its subsidiaries, the grant of any license or similar arrangement with
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respect to material intellectual property or impose any restraints on the use by the Company or its subsidiaries of any material intellectual property;

•	encumber, abandon, fail to diligently prosecute or maintain, transfer, license or otherwise dispose of any registered intellectual property or other material intellectual, except in the ordinary course of business;

•	disclose any material confidential intellectual property, except in the ordinary course of business;

•	make any material change in any method of tax accounting, any annual tax accounting period or any material tax election, except in the ordinary course of business;

•	enter into, terminate or amend any material contract or permit or enter into any contract that would be breached by, or require the consent of any third party in order to continue in full force following, consummation of the transactions contemplated by the merger agreement, except in the ordinary course of business;

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization;

•	license on-market or in-development products from third parties except in the ordinary course of business, subject to certain limitations; or

•	except in the ordinary course of business consistent with past practice or to the extent required under a benefit plan as in effect as of the date of the merger agreement (a) grant to any employee of the Company any material increase in compensation (including bonus or long-term incentive opportunities), (b) grant to any current or former employee of the Company any material increase in severance, retention or termination pay, (c) grant or amend any equity or other incentive awards, (d) hire, appoint or promote any employee whose base salary and target bonus opportunity exceeds $250,000 per annum, hire or appoint any employee to a position at or above the vice president level or promote any employee to a position at or above the director level, (e) establish, adopt, enter into, amend or terminate in any material respect any labor agreement or benefit plan or (f) take any action to accelerate any rights or benefits under any benefit plan.

No Solicitation; Board Recommendation

In the merger agreement, the Company agreed to, and to cause its subsidiaries and each of its and their officers and directors not to, and to instruct and use its reasonable best efforts to cause its investment bankers, financial advisors, attorneys, accountants or other representatives to, immediately cease any discussions or negotiations with any parties that may have been ongoing with respect to a takeover proposal and to seek to have destroyed or returned to the Company any information with respect to a takeover proposal that has been provided in any such discussions or negotiations. We have also agreed that we will not (and will cause our officers and directors not to), and will instruct and use our reasonable best efforts to cause our investment bankers, financial advisors, attorneys, accountants or other representatives not to, directly or indirectly:

•	initiate, solicit or knowingly encourage (including by way of furnishing non-public information) the submission of any inquiries regarding, or the making of, any proposal which constitutes, or would reasonably be expected to lead to, a takeover proposal;

•	engage in, continue or otherwise participate in any discussions or negotiations regarding (except to notify any person of the provisions regarding non-solicitation in the merger agreement), or furnish to any other person any non-public information in connection with, or for the purpose of, encouraging a takeover proposal; or

•	enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement providing for a takeover proposal.

The merger agreement provides that, notwithstanding the restrictions described above, if, at any time prior to the approval of the merger agreement by the holders of Company common shares, the Company receives an unsolicited oral or written takeover proposal in circumstances not otherwise involving a breach of the non-solicitation provisions of the merger agreement, the Company and its representatives may contact and engage in discussions with the person making such takeover

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proposal to clarify the terms and conditions thereof or to request that any takeover proposal made orally be made in writing or to notify the person of the provisions regarding non-solicitation in the merger agreement. If the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that any such written takeover proposal constitutes or could reasonably be expected to result in a superior proposal and the failure to do so would be reasonably likely to be inconsistent with the Board’s fiduciary duties under applicable law, the Company may:

•	furnish information, including non-public information, with respect to the Company and its subsidiaries to the party making the takeover proposal after entering into a customary confidentiality agreement (provided that such confidentiality agreement contains confidentiality provisions that are not less favorable in the aggregate to the Company than those contained in the confidentiality agreement between the Company and Fresenius Kabi (except that such confidentiality agreement need not contain a counterpart of the standstill provisions set forth in that confidentiality agreement or any implicit standstill provisions or otherwise restrict the making of or an amendment or modification to a takeover proposal), and the Company delivers to Fresenius Kabi all such nonpublic information within 24 hours of its delivery to the requesting party); and

•	engage in or otherwise participate in discussions or negotiations with such party regarding such takeover proposal.

If, prior to the approval of the merger agreement by the holders of Company common shares, the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to do so is reasonably likely to be inconsistent with the Board’s fiduciary duties under applicable law and, if the Company has received a takeover proposal, such takeover proposal constitutes a superior proposal, the Board or any committee thereof may (1) publicly propose to withhold (in the case of the Board) or withdraw (or modify in a manner adverse to Fresenius Kabi) its recommendation that the holders of Company common shares approve the merger agreement; (2) in the case of the Board, if any takeover proposal structured as a tender or exchange offer is commenced, fail to recommend against acceptance of such tender or exchange offer by the Company’s shareholders within ten business days of commencement thereof pursuant to Rule 14d-2; (3) recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any takeover proposal (any action referred to in clauses (1) or (2) or this clause (3) is referred to as an “adverse recommendation change”); or (4) terminate the merger agreement to enter into a definitive agreement providing for such superior proposal, subject to the concurrent or prior payment by the Company of the termination fee (as described below under “The Merger Agreement—Termination Fee”).

Such actions may only be taken if (i) the Company has given Fresenius Kabi five business days’ prior written notice advising Fresenius Kabi that the Board intends to take such action; (ii) the Company has negotiated, and caused its representatives to negotiate, in good faith with Fresenius Kabi during such notice period, to the extent Fresenius Kabi wishes to negotiate, to enable Fresenius Kabi to propose revisions to the terms of the merger agreement; (iii) following the end of such notice period, the Board shall have considered in good faith any written revisions to the terms of the merger agreement proposed by Fresenius Kabi, and shall have determined in good faith that the superior proposal would nevertheless continue to constitute a superior proposal (or, if the action does not relate to a takeover proposal, that the failure to make an adverse recommendation change would continue to be reasonably likely to be inconsistent with the Board’s fiduciary duties under applicable law) if the revisions proposed by Fresenius Kabi were to be given effect; and (iv) in the event of any change to any of the financial terms or any other material terms of such superior proposal (or, if such action does not relate to a takeover proposal, any material change to the underlying relevant facts and circumstances), the Company has given Fresenius Kabi an additional opportunity to negotiate changes to the terms of the merger agreement (except that the notice period need only be two business days).

The Company has also agreed to promptly (and in any event within 24 hours after knowledge of receipt by an officer or director of the Company) notify Fresenius Kabi of any takeover proposal, the material terms and conditions of such takeover proposal and the identity of the person making such takeover proposal, and to provide Fresenius Kabi copies of any documents evidencing or delivered in connection with such takeover proposal. Further, the Company will keep Fresenius Kabi reasonably informed promptly (and in any event within 24 hours after knowledge of the applicable developments by an officer or director of the Company) of any material developments with respect to any such takeover proposal.

A “takeover proposal” as used herein means any inquiry, proposal or offer from any person or group of persons (other than Fresenius Kabi and its subsidiaries) relating to, in a single transaction or a series of related transactions, any direct or indirect (i) acquisition of 15% or more of the consolidated assets of the Company and its subsidiaries, taken as a whole, including through the acquisition of equity interests in subsidiaries, (ii) acquisition of 15% or more of the outstanding Company common shares or voting power of the Company (or issuance of securities representing more than 15% of the outstanding

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shares of any class of voting securities of the Company), (iii) tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 15% or more of the outstanding Company common shares or (iv) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company pursuant to which such person or group of persons (or the shareholders of any person) would acquire, directly or indirectly, 15% or more of the consolidated assets of the Company and its subsidiaries or 15% or more of the aggregate voting power of the Company or of the surviving entity in a merger, consolidation, share exchange or other business combination involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the transactions contemplated by the merger agreement.

A “superior proposal” as used herein means a bona fide written takeover proposal (with all references to “15%” in the definition of takeover proposal being deemed to be references to “50%”) which the Board determines in its good faith judgment (after consultation with its financial advisors and outside legal counsel), (i) to be more favorable from a financial point of view to the Company’s shareholders than the transactions contemplated by the merger agreement and (ii) is reasonably capable of being completed on the terms proposed, taking into account all legal, regulatory, financial, timing, financing and other aspects of such proposal and of the merger agreement.

Nothing described above limits the Company’s ability to take and disclose to the Company’s shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act in the event that a takeover proposal that is structured as a tender offer or exchange offer is commenced or to make any other disclosure to the Company’s shareholders that is required by applicable law or if, in the Board’s determination in good faith after consultation with outside legal counsel, failure to make such disclosure is reasonably likely to be inconsistent with the Board’s exercise of their duties to the Company’s shareholders under applicable law (provided that any such disclosure or statement that constitutes or contains an adverse recommendation change shall be subject to the terms of the merger agreement).

Reasonable Best Efforts and Certain Pre-Closing Obligations

The Company and Fresenius Kabi have agreed to use reasonable best efforts to promptly:

•	take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to cause the conditions to closing the merger to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions contemplated by the merger agreement, including preparing and promptly filing all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents;

•	obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any governmental authority or third party necessary, proper or advisable to consummate the transactions contemplated by the merger agreement;

•	execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement; and

•	defend or contest in good faith any action brought by a third party that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the transactions contemplated by the merger agreement;

in each case, other than with respect to antitrust laws, which are discussed below.

In addition, the Company and Fresenius Kabi have each agreed to:

•	make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the merger agreement within 10 days after April 24, 2017;

•	supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act; and
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•	promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any antitrust laws that may be required by any foreign or U.S. federal, state or local governmental authority, so as to enable the parties hereto to consummate the transactions contemplated by the merger agreement.

Fresenius Kabi has agreed to promptly take all actions necessary to secure the expiration or termination of any applicable waiting period under the HSR Act or other antitrust laws and resolve any objections asserted with respect to the transactions contemplated by the merger agreement under the FTC or any other applicable law raised by any governmental authority, in order to prevent the entry of, or to have vacated, lifted, reversed or overturned, any restraint that would prevent, prohibit, restrict or delay the consummation of the transactions contemplated by the merger agreement, including (i) executing settlements, undertakings, consent decrees, stipulations or other agreements with any governmental authority or with any other person, (ii) selling, divesting, or otherwise conveying or holding separate particular assets or categories of assets or businesses of Fresenius Kabi and its subsidiaries, (iii) agreeing to sell, divest or otherwise convey or hold separate any particular assets or categories of assets or businesses of the Company and its subsidiaries contemporaneously with or subsequent to the effective time of the merger, (iv) permitting the Company to sell, divest or otherwise convey or hold separate any of the particular assets or categories of assets or businesses of the Company or any of its subsidiaries prior to the effective time of the merger, (v) terminating existing relationships, contractual rights or obligations of the Company or Fresenius Kabi or their respective subsidiaries, (vi) terminating any joint venture or other arrangement (vii) creating any relationship, contractual right or obligation of the Company or Fresenius Kabi or their respective subsidiaries, (viii) effecting any other change or restructuring of the Company or Fresenius Kabi or their respective subsidiaries (and, in each case, entering into agreements or stipulating to the entry of any judgment by, or filing appropriate applications with, the FTC, the DOJ or any other governmental authority in connection with any of the foregoing and, in the case of actions by or with respect to the Company, by consenting to such action by the Company; provided that any such action may, at the discretion of the Company, be conditioned upon the closing of the merger), and (ix) defending through litigation any claim asserted in court or administrative or other tribunal by any person (including any governmental authority) in order to avoid entry of, or to have vacated or terminated, any restraint that would prevent the closing of the merger prior to the outside date. The parties agreed that all such efforts are unconditional and not qualified in any manner and are not to be considered for purposes of determining whether a material adverse effect has occurred or would reasonably be expected to occur. Fresenius Kabi also agreed not to withdraw and refile its initial filing under the HSR Act or any other antitrust law unless the Company has consented in advance to such withdrawal and refiling, such consent not to be unreasonably withheld.

Fresenius Kabi will (i) control the strategy for obtaining any approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any governmental authority in connection with the transactions contemplated by the merger agreement and (ii) control the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with a governmental authority in connection with the transactions contemplated by the merger agreement and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a governmental authority relating to the transactions and of all other regulatory matters incidental thereto. The Company and Fresenius Kabi also agreed not to commit to or agree with any governmental authority to stay, toll or extend any applicable waiting period under the HSR Act or any other antitrust laws or enter into a timing agreement with any governmental authority, without the prior written consent of the other party, such consent not to be unreasonably withheld. Fresenius Kabi will, however, consult and cooperate with the Company with respect to such strategy, positions and requested regulatory action and consider the Company’s views in good faith.

Access to Information; Confidentiality

Subject to the confidentiality agreement between Fresenius Kabi and the Company and applicable law relating to the sharing of information and any applicable judgment or order of a governmental authority, we have agreed to provide Fresenius Kabi and its representatives, from time to time prior to the earlier of the effective time of the merger or the termination of the merger agreement, with reasonable access during normal business hours to (i) our officers, employees, agents, properties, books, contracts and records and (ii) such other information as Fresenius Kabi shall reasonably request regarding the Company and its business, personnel, assets, liabilities and properties.

Meeting of Our Shareholders

We have agreed to take all necessary action in accordance with applicable law, the Company’s organizational documents and the rules of the NASDAQ to duly call, give notice of, convene and hold a meeting of holders of Company common shares for the purpose of considering and taking action upon the approval of the merger agreement, which meeting is the subject of this

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proxy statement, as soon as reasonably practicable after the SEC confirms that it has no further comments on this proxy statement.

Indemnification

Under the merger agreement, from and after the effective time of the merger, each of Fresenius Kabi and the surviving corporation will, and Fresenius Kabi will cause the surviving corporation to, (i) jointly and severally indemnify and hold harmless directors, officers, employees or agents of the Company and its subsidiaries (“indemnified parties”), against any and all claims, liabilities, losses, damages, judgments, fines, costs (including amounts paid in settlement or compromise) and expenses (including reasonable fees and expenses of legal counsel) in connection with any claim, action, suit, proceeding, hearing, enforcement, audit or investigation (whether civil, criminal, administrative or investigative) based in whole or in part on or arising in whole or in part out of (A) the fact that such person is or was a director, officer, employee or agent of the Company or any of its subsidiaries or (B) acts or omissions by such person in his or her capacity as a director, officer, employee or agent of the Company or such subsidiary or taken at the request of the Company or such subsidiary at or prior to the effective time and (ii) assume (in the case of the surviving corporation, in the merger without any further action) all obligations of the Company and such subsidiaries to such indemnified parties in respect of indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger as provided in the Company’s organizational documents or the organizational documents of such subsidiaries as in effect on the date of the merger agreement or in any other agreement in existence as of the date of the merger agreement providing for indemnification between the Company or any of its subsidiaries and any such person.

Fresenius Kabi agreed to, from and after the effective time of the merger, cause, unless otherwise required by law, the articles of incorporation and bylaws of the surviving corporation to contain provisions no less favorable to the indemnified parties with respect to limitation of liabilities of directors and officers and indemnification than are set forth as of the date of the merger agreement in the Company’s organizational documents, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the indemnified parties in any material respect. In addition, from the effective time of the merger, Fresenius Kabi will, and Fresenius Kabi agreed to cause the surviving corporation to, without requiring a preliminary determination of entitlement to indemnification, advance any expenses (including reasonable fees and expenses of legal counsel) of any such indemnitee (including in connection with enforcing the indemnity and other obligations referred to in the merger agreement) as incurred to the fullest extent permitted under applicable law; provided that the individual to whom expenses are advanced provides an undertaking to repay such advances if it shall be determined that such person is not entitled to be indemnified pursuant to the merger agreement or applicable law. Fresenius Kabi’s and the surviving corporation’s indemnification obligations described in the merger agreement will continue for a period of six years from the effective time of the merger.

The parties agreed that, for the six-year period commencing immediately after the effective time of the merger, the surviving corporation will maintain in effect the Company’s current directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the effective time of the merger with respect to those indemnified parties who are, as of the effective time, covered by the Company’s directors’ and officers’ liability insurance policies on terms and scope with respect to such coverage, and in amount, no less favorable in the aggregate to such individuals than those of such policy in effect on the date of the merger agreement (or Fresenius Kabi may substitute therefor policies, issued by reputable insurers, of at least the same aggregate coverage with respect to matters existing or occurring prior to the effective time of the merger, including a “tail” policy); provided that if the aggregate annual premium for such insurance exceeds 300% of the annual premium for such insurance as of the date of the merger agreement (which we refer to as the “premium cap”), then the surviving corporation or Fresenius Kabi shall cause to be provided a policy covering such individuals with the best coverage as is then available at a cost up to but not exceeding such premium cap. Prior to the effective time of the merger, the Company may (or, if requested by Fresenius Kabi, the Company will), in consultation with Fresenius Kabi, purchase a six-year prepaid “tail policy” on terms and conditions providing at least substantially equivalent benefits in the aggregate as the policies of directors’ and officers’ liability insurance maintained by the Company and its subsidiaries as of the date of the merger agreement, at an aggregate cost up to but not exceeding the aggregate maximum amount payable by the surviving corporation or Fresenius Kabi as described above for such six-year period.

Employee Benefits Matters

The merger agreement provides that for a period of not less than one year following the effective time, Fresenius Kabi will, and will cause the surviving corporation to, provide each individual who was an employee of the Company or any of its

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subsidiaries immediately prior to the effective time of the merger, which we refer to as a “continuing employee”, with (a) a base salary that is no less favorable than such continuing employee’s base salary as in effect immediately prior to the effective time of the merger, (b) severance benefits that are no less favorable than those that would have been provided to such continuing employee under the Company’s severance benefit plans, programs, policies, agreements and arrangements and (c) employee benefit plans and arrangements (other than base salary, bonus, commissions, annual incentives and severance benefits) that are substantially comparable in the aggregate to those provided to such continuing employee immediately prior to the effective time of the merger.

In addition, on or as soon as practicable after the effective time, the surviving corporation will, or will cause its subsidiaries to, pay each continuing employee an amount in respect of such continuing employee’s annual bonus, commission or incentive plan award for the plan year in which the closing occurs, prorated to reflect the number of days elapsed from the commencement of the applicable performance period through the effective time of the merger, based upon performance achieved through the effective time of the merger, as determined by the Company prior to the closing date.

Following the closing date of the merger, each continuing employee who participates in an annual bonus, commission or incentive plan of the Company immediately prior to the effective time of the merger will be entitled to participate in an annual bonus, commission or incentive plan of Fresenius Kabi or one of its subsidiaries on a basis substantially comparable to similarly situated employees of Fresenius Kabi and its subsidiaries and will be eligible to receive a pro-rata annual bonus, commission or incentive plan award for the portion of plan year that elapses following the effective time of the merger. In addition, each such continuing employee will be eligible to receive one or more additional bonus true-up payments in an aggregate amount equal to the shortfall, if any, between (a) the aggregate amount of the annual bonus, commission or incentive plan award or awards he or she actually receives or is owed under the annual bonus, commission or incentive plans of Fresenius Kabi or its subsidiaries with respect to the period from the effective time of the merger through December 31, 2018 (including the period from the effective time through December 31, 2017, if the effective time occurs during 2017) and (b) the annual bonus, commission or incentive plan award or awards he or she would have received for such period or periods based on his or her target annual bonus, commission or incentive plan opportunity and base salary as in effect as of immediately prior to the effective time of the merger. The bonus true-up payments will be paid installments as soon as practicable following December 31, 2017 and December 31, 2018, in each case subject to the continuing employee’s continued employment through the payment date.

In addition, with respect to all employee benefit plans of Fresenius Kabi and its subsidiaries, each continuing employee’s service with the Company or its subsidiaries will be treated as service with the surviving corporation or any of its subsidiaries; provided, however, that such service need not be recognized (i) to the extent that recognition would result in duplication of benefits for the same period of service, (ii) for any purpose under any defined benefit retirement plan, retiree welfare plan, equity-based incentive plan or long-term incentive plan or (iii) for purposes of any plan, program or arrangement (x) under which similarly situated employees of Fresenius Kabi and its subsidiaries do not receive credit for prior service or (y) that is grandfathered or frozen, either with respect to level of benefits or participation.

Additional Agreements

The merger agreement contains additional agreements between us and Fresenius Kabi relating to, among other things:

•	consultations regarding public announcements;

•	shareholder litigation; and

•	notification of certain matters.

Conditions of the Merger

The obligation of each party to the merger agreement to effect the merger is subject to the satisfaction or (if permissible under applicable law) waiver on or before the closing date of the merger of the following conditions:

•	no restraints in the U.S. shall be in effect enjoining or otherwise prohibiting the consummation of the merger;

•	the waiting period (including any extension thereof) applicable to the consummation of the merger under the HSR Act shall have expired or early termination thereof shall have been granted; and
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•	the approval of the merger agreement by the holders of a majority of the outstanding Company common shares.

The obligation of Fresenius Kabi and Merger Sub to effect the merger is subject to the satisfaction, or waiver by Fresenius Kabi and Merger Sub, on or prior to the closing date of the merger, of the following conditions:

•	accuracy as of the date of the merger agreement (or as otherwise specified) and as of the closing of the merger of the representations and warranties made by us to the extent specified in the merger agreement;

•	performance in all material respects of, or compliance in all material respects with, obligations contained in the merger agreement to be performed or complied with by us prior to or on the effective time of the merger;

•	delivery to Fresenius Kabi of a certificate signed by an executive officer of the Company certifying to the satisfaction of the two conditions above-mentioned; and

•	since the date of the merger agreement, there not having occurred and be continuing any effect, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect.

The obligation of the Company to effect the merger is subject to the satisfaction, or waiver by the Company, on or prior to the closing date of the merger, of the following conditions:

•	accuracy as of the date of the merger agreement (or as otherwise specified) and as of the closing of the merger of the representations and warranties made by Fresenius Kabi and Merger Sub to the extent specified in the merger agreement;

•	performance in all material respects of, or compliance in all material respects with, obligations of each of Fresenius Kabi and Merger Sub contained in the merger agreement to be performed or complied with by Fresenius Kabi or Merger Sub prior to or on the effective time of the merger; and

•	delivery to us of a certificate signed by an executive officer of Fresenius Kabi and Merger Sub certifying to the satisfaction of the two conditions above-mentioned.

The Company and Fresenius Kabi can provide no assurance that all of the conditions precedent to the merger will be satisfied or waived by the party permitted to do so.

Termination

The Company and Fresenius Kabi may mutually agree in writing, at any time prior to the effective time of the merger, to terminate the merger agreement and abandon the merger. Also, either Fresenius Kabi or the Company may terminate the merger agreement and abandon the merger without the consent of the other, at any time prior to the effective time of the merger if:

•	the merger is not consummated by the outside date, which date will be automatically extended to July 24, 2018, if, on the outside date, all conditions to the closing of the merger either have been satisfied or waived or are then capable of being satisfied, except the HSR approval condition or the no restraints condition (as set forth above); provided if the outside date has been extended to July 24, 2018, and on July 24, 2018, all conditions to the closing of the merger either have been satisfied or waived or are then capable of being satisfied, except the HSR approval condition, and Fresenius Kabi is then actively engaged in actions required to satisfy such condition, then Fresenius Kabi will have the right to extend the outside date to October 24, 2018; provided further that a party whose breach or failure to perform of any provision of the merger agreement has been a principal cause of or resulted in a failure of the merger to be consummated by the outside date will not be able to terminate under this provision;

•	a restraint in the U.S. that enjoins or otherwise prohibits consummation of the merger is in effect and has become final and nonappealable; provided that the party seeking to so terminate the merger agreement has used the required efforts to prevent the entry of and to remove such restraint in accordance with its obligations under the merger agreement; or
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•	the holders of Company common shares fail to approve the merger agreement at the special meeting (including any adjournments and postponements thereof).

Fresenius Kabi can terminate the merger agreement before the effective time of the merger if:

•	our Board or any committee thereof makes an adverse recommendation change; or

•	the Company breaches any of its representations or warranties or fails to perform any of its covenants or agreements contained in the merger agreement, which breach or failure to perform or comply would give rise to the failure to satisfy certain conditions to completion of the merger, and such breach or failure cannot be cured by the outside date or, if capable of being cured by the outside date, the Company (x) shall not have commenced good faith efforts to cure the breach or failure to perform within 30 calendar days following receipt by the Company of written notice of such breach or failure to perform from Fresenius Kabi or (y) is not thereafter continuing to take good faith efforts to cure such breach or failure to perform (provided that Fresenius Kabi or Merger Sub is not then in material breach of any representation, warranty, agreement or covenant contained in the merger agreement).

The Company can terminate the merger agreement:

•	prior to the approval of the merger agreement by holders of Company common shares at the special meeting, in order to concurrently enter into a definitive agreement with respect to a superior proposal, subject to payment of the related termination fee (as set forth below); or

•	if either Fresenius Kabi or Merger Sub breaches any of its representations or warranties or fails to perform any of its covenants or agreements contained in the merger agreement, which breach or failure to perform or comply would give rise to the failure to satisfy certain conditions to completion of the merger, and such breach or failure cannot be cured by the outside date or, if capable of being cured by the outside date, Fresenius Kabi or Merger Sub (x) shall not have commenced good faith efforts to cure the breach or failure to perform within 30 calendar days following receipt by Fresenius Kabi or Merger Sub of written notice of such breach or failure to perform from the Company or (y) are not thereafter continuing to take good faith efforts to cure such breach or failure to perform (provided that we are not then in material breach of any representation, warranty, agreement or covenant contained in the merger agreement).

Termination Fee

Pursuant to the merger agreement, the Company will be required to pay Fresenius Kabi a termination fee equal to $129 million if the merger agreement is terminated:

•	by either Fresenius Kabi or the Company because (i) the holders of Company common shares fail to approve the merger agreement at the special meeting or (ii) the outside date has arrived and, in each such case (A) a takeover proposal shall have been publicly made, proposed or communicated by a third party after the date of the merger agreement and not withdrawn prior to (x) in the case of a termination because of a failure to obtain such shareholder approval, the earlier of the completion of the special meeting (including any adjournment or postponement thereof) and the time of termination or (y) in the case of a termination because the outside date arrived, the time of termination, and (B) at any time on or prior to the 12 month anniversary of such termination, the Company enters into a definitive agreement with respect to a takeover proposal(whether or not such takeover proposal was the same takeover proposal referred to in clause (A) and provided that the term “takeover proposal” shall have the meaning as set forth above under “—No Solicitation; Board Recommendation” except that all references to 15% shall be deemed to be references to 50%) and such takeover proposal is subsequently consummated, even if after such 12-month anniversary;

•	by us prior to the approval of the merger agreement by our holders of Company common shares in order to accept a superior proposal and enter into a definitive agreement in connection with that superior proposal; or

•	by Fresenius Kabi because the Board or a committee thereof makes an adverse recommendation change.
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The parties have agreed that in no event shall the Company be required to pay the termination fee on more than one occasion. The termination fee, if paid, shall be the sole and exclusive monetary damages remedy of Fresenius Kabi, Merger Sub and their respective subsidiaries and any of their respective former, current or future officers, directors, partners, shareholders, managers, members or affiliates against the Company and its subsidiaries and any of their respective former, current or future officers, directors, partners, shareholders, managers, members or affiliates for any loss suffered as a result of the failure of the transactions contemplated by the merger agreement to be consummated or for a breach or failure to perform under the merger agreement or otherwise (so long as, in the event the agreement was terminated by the Company, such termination was in accordance with the applicable provisions of the merger agreement).

Effect of Termination

If the merger agreement is terminated by us or Fresenius Kabi in accordance with its terms, the merger agreement will become void and of no effect, with no liability on the part of any party (or any director, officer, or affiliate of such party) to the other party to the merger agreement; provided, that no such termination shall relieve any party from liability for damages to another party resulting from a knowing and intentional breach of the merger agreement or from fraud. In the event the merger agreement is terminated, certain provisions of the merger agreement, including but not limited to those related to confidentiality, governing law and the termination fee, will survive the termination.

Amendment

Subject to the requirements of applicable law, the merger agreement may be amended by the written agreement of the parties thereto at any time prior to the effective time of the merger, whether before or after approval of the merger agreement by the holders of Company common shares; provided that following the approval of the merger agreement by the holders of Company common shares, the merger agreement may not be amended in any manner which by law would require further approval by the holders of Company common shares without approval by such holders of Company common shares.

Extension; Waiver

At any time prior to the effective time of the merger, subject to the requirements of applicable law, any party to the merger agreement may (i) extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement, (ii) waive any inaccuracies in the representations and warranties by the other party contained in the merger agreement or in any document delivered pursuant thereto and (iii) waive compliance by the other party with any of the agreements or conditions contained in the merger agreement. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to the merger agreement to assert any of its rights under the merger agreement or otherwise will not constitute a waiver of such rights. Notwithstanding the foregoing, following the approval of the merger agreement by the holders of Company common shares, there may be no waiver or extension under the merger agreement that decreases the merger consideration, modifies the articles of incorporation of the surviving corporation except as permitted by applicable law or adversely affects the rights of the holders of Company common shares without approval by such shareholders.

Governing Law

The merger agreement is governed by and will be construed in accordance with the laws of the State of Delaware (except that the procedures of the merger and matters relating to the fiduciary duties of the Board will be subject to the internal laws of the State of Louisiana).

Fresenius Parent Undertaking

Fresenius Parent has agreed to cause Fresenius Kabi to comply with its obligations under the merger agreement.

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VOTING AGREEMENTS

As a condition to Fresenius Kabi and Merger Sub entering into the merger agreement, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates executed and delivered to Fresenius Kabi the voting agreements, each dated April 24, 2017. At the close of business on the record date, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates collectively beneficially owned and held voting power over [  ] Company common shares (the “subject shares”), which represents approximately [  ]% of the voting power of the Company common shares. In connection with the execution and delivery of the voting agreements, Fresenius Kabi did not pay any of Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates any consideration in addition to the consideration they may receive pursuant to the merger agreement in respect of their Company common shares or, as applicable, any equity-based awards. The voting agreements are attached hereto as Annexes B, C, D and E.

Under the voting agreements, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates agreed, among other things, to:

•	appear, or otherwise cause any subject shares to be counted as present, at any special meeting called to vote upon the merger and the merger agreement, provided that the merger agreement shall not have been amended or modified in a manner without any such shareholder’s consent to (x) decrease the merger consideration or (y) change the form of merger consideration;

•	vote or cause to be voted all subject shares (A) in favor of, and shall consent to (or cause to be consented to), the approval of the merger agreement and the transactions contemplated by the merger agreement and any related proposal in furtherance of the foregoing and (B) against any takeover proposal; provided that the merger agreement shall not have been amended or modified in a manner without any such shareholder’s consent to (x) decrease the merger consideration or (y) change the form of merger consideration; and

•	not (i) sell, transfer, pledge, exchange, assign, tender, encumber, hypothecate or otherwise dispose of, or enter into a contract, option, call or other arrangement with respect to the sale, transfer, pledge, exchange, assignment, tender, encumbrance, hypothecation or other disposition of, any subject shares or any rights to acquire securities of the Company, other than pursuant to the applicable voting agreement or the merger agreement, unless such sale, transfer, pledge, exchange, assignment, tender, encumbrance, hypothecation or other disposition is to an affiliate who, prior to any such action, is a party to the applicable voting agreement, enters into a voting agreement in form and substance reasonably acceptable to Fresenius Kabi or agrees to enter into the applicable voting agreement pursuant to a customary joinder agreement.

Under the voting agreements, Dr. Kapoor, Mr. Rai, Mr. Bonaccorsi, Dr. Kutinsky and their shareholder affiliates irrevocably granted and appointed Fresenius Kabi, and any individuals designated in writing by Fresenius Kabi, as their proxy and attorney-in-fact to vote (A) in favor of the merger agreement and the transactions contemplated by the merger agreement and any related proposal in furtherance of the foregoing and (B) against any takeover proposal.

The voting agreements will terminate upon the earlier of:

•	the effective time of the merger; and

•	the termination of the merger agreement in accordance with its terms.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 11, 2017, the following persons were directors, nominees, Named Executive Officers or others with beneficial ownership of 5% or more of our common shares. The information set forth below has been determined in accordance with Rule 13d-3 under the Exchange Act based upon information furnished to us or to the SEC by the persons listed. Unless otherwise noted, the address of each of the following persons is 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045.

Beneficial Ownership of Holders of 5% or More of Company Common Shares, Directors and Named Executive Officers:

Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Holders of 5% or more of our common shares (excluding Directors and Named Executive Officers):
BlackRock, Inc.	8,880,815	(2)	7.1%
Paulson & Co. Inc.	8,686,500	(3)	7.0%
The Vanguard Group	6,678,166	(4)	5.4%
Directors:
John N. Kapoor, Ph.D.	28,465,612	(5)	22.8%
Kenneth S. Abramowitz	46,570	(6)	*
Adrienne L. Graves, Ph.D.	38,886	(7)	*
Ronald M. Johnson	148,151	(8)	*
Steven J. Meyer	117,442	(9)	*
Terry Allison Rappuhn	28,633	(10)	*
Brian Tambi	73,461	(11)	*
Alan Weinstein	97,943	(12)	*
Executive Officers:
Raj Rai	2,403,395	(13)	1.9%
Duane A. Portwood	75,000	(14)	*
Joseph Bonaccorsi	456,609	(15)	*
Bruce Kutinsky, Pharm. D.	357,046	(16)	*
Steven Lichter	126,132	(17)	*
Randy Pollard	44,556	(18)
Jonathan Kafer	78,482	(19)	*
Directors and Executive Officers as a group (15 persons)	32,557,918		25.9%

(*)	Indicates beneficial ownership of less than 1%.
(1)	Includes all Company common shares beneficially owned, whether directly and indirectly, individually or together with associates, jointly or as community property with a spouse, as well as any shares as to which beneficial ownership may be acquired within 60 days of May 11, 2017 by the vesting of RSUs or the exercise of options, warrants or other convertible securities. Unless otherwise specified in the footnotes that follow, the indicated person or entity has sole voting power and sole investment power with respect to the shares.
(2)	The Company common shares ownership of BlackRock, Inc. is as of December 31, 2016 as reflected in the Schedule 13G/A filed with the SEC on January 19, 2017. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(3)	The Company common shares ownership of Paulson & Co. Inc. is as of December 31, 2016 as reflected in the Schedule 13G/A filed with the SEC on February 14, 2017. The address of Paulson & Co. Inc. is 1251 Avenue of the Americas, New York, New York 10020.
(4)	The Company common shares ownership of The Vanguard Group is as of December 31, 2016 as reflected in the Schedule 13G filed with the SEC on February 8, 2017. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(5)	Includes (i) 1,907,445 Company common shares owned by the Kapoor Trust, of which Dr. Kapoor is the sole trustee and beneficiary, (ii) 501,896 Company common shares owned directly by Dr. Kapoor, (iii) 1,165 Company common shares to be issued upon vesting of RSUs, and (iv) 16,555 Company common shares issuable upon exercise of options. The total also includes (iv) 15,050,000 Company common shares owned by Akorn Holdings, L.P., a Delaware limited partnership, of which Dr. Kapoor is the indirect managing general partner, (v) 2,970,644 Company common shares owned by EJ Financial / Akorn Management L.P., of which Dr. Kapoor is the indirect managing general partner, (vi) 3,590,445 Company common shares owned by EJ Funds LP., of which Dr. Kapoor is the indirect managing general partner, and (vii)
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4,427,462 Company common shares held through several trusts, the trustee of which is employed by a company controlled by Dr. Kapoor and the beneficiaries of which include Dr. Kapoor’s children and various other family members, all of which shares in (iv) – (vii) Dr. Kapoor disclaims beneficial ownership of to the extent of his actual pecuniary interest therein. Dr. Kapoor’s ownership excludes 10,418 unvested RSUs and 5,800 shares subject to unvested stock options.

(6)	Beneficial ownership for Mr. Abramowitz includes 16,555 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 10,418 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(7)	Beneficial ownership for Dr. Graves includes 16,555 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 10,418 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(8)	Beneficial ownership for Mr. Johnson includes 16,555 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 10,418 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(9)	Beneficial ownership for Mr. Meyer includes 16,555 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 10,418 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(10)	Beneficial ownership for Ms. Rappuhn includes 25,802 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 10,418 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(11)	Beneficial ownership for Mr. Tambi includes 16,555 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 14,434 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(12)	Beneficial ownership for Mr. Weinstein includes 16,555 Company common shares issuable upon exercise of options and 1,165 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 10,418 unvested RSUs, and (ii) 5,800 shares subject to unvested stock options.
(13)	Beneficial ownership for Mr. Rai includes 2,000,000 shares owned by the Rajat Rai 2016 GRAT. The total also includes 319,773 Company common shares issuable upon the exercise of options and 6,780 Company common shares to be issued upon vesting of RSUs and excludes: (i) 177,026 unvested RSUs, and (ii) 340,334 shares subject to unvested stock options.
(14)	Beneficial ownership for Mr. Portwood includes 75,000 Company common shares issuable upon exercise of options and excludes: (i) 34,412 unvested RSUs, and (ii) 300,000 shares subject to unvested stock options.
(15)	Beneficial ownership for Mr. Bonaccorsi includes 76,136 Company common shares issuable upon the exercise of options and 2,251 Company common shares to be issued upon vesting of RSUs and excludes: (i) 91,175 unvested RSUs, and (ii) 107,440 shares subject to unvested stock options.
(16)	Beneficial ownership for Dr. Kutinsky includes 193,825 Company common shares issuable upon the exercise of stock options and 2,988 Company common shares to be issued upon vesting of RSUs and excludes: (i) 55,202 unvested RSUs, and (ii) 97,928 shares subject to unvested stock options.
(17)	Beneficial ownership for Mr. Lichter includes 125,496 Company common shares issuable upon the exercise of stock options and 636 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 11,759 unvested RSUs, and (ii) 176,488 shares subject to unvested stock options.
(18)	Beneficial ownership for Mr. Pollard includes 43,682 Company common shares issuable upon the exercise of stock options and 874 Company common shares to be issued upon vesting of RSUs, and excludes: (i) 11,122 unvested RSUs, and (ii) 81,046 shares subject to unvested stock options.
(19)	Beneficial ownership for Mr. Kafer includes 77,846 Company common shares issuable upon the exercise of stock options and 636 Company common shares to be issued upon vesting of RSUs and excludes: (i) 11,759 unvested RSUs, and (ii) 108,538 shares subject to unvested stock options.
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MARKET PRICE AND DIVIDEND INFORMATION

The Company common shares trade on the NASDAQ under the symbol “AKRX”. The table below provides the high and low trading prices of the Company common shares for the periods indicated, as reported by the NASDAQ.

	High	Low
2017
First quarter	$25.13	$17.74
2016
Fourth quarter	$28.42	$17.61
Third quarter	$35.40	$26.07
Second quarter	$31.92	$19.18
First quarter	$39.46	$17.57
2015
Fourth quarter	$37.86	$19.08
Third quarter	$47.35	$26.30
Second quarter	$57.10	$38.63
First quarter	$55.86	$35.45

The Company has not declared or paid any cash dividends on Company common shares since 1991. The Company does not anticipate paying cash dividends on Company common shares in the foreseeable future. Under the terms of the merger agreement, the Company is prohibited from declaring, setting a record date for, setting aside for payment or paying any dividends on, or making any other distributions in respect of, its capital stock, other than intercompany dividends and distributions.

On April 6, 2017, the last day before media reports of a possible transaction involving the Company and Fresenius Kabi had been first published in the press, the reported closing price for the Company common shares was $25.22 per share. On April 24, 2017, the last trading day prior to the Board’s adoption of the merger agreement, the reported closing price for the Company common shares was $32.72 per share. The $34.00 per share to be paid for each Company common share in the merger represents a premium of approximately 34.8% over the closing price on April 6, 2017 and 3.9% over the closing price on April 21, 2017. On May 19, 2017, the latest practicable trading date before the filing of this proxy statement, the reported closing price for the Company common shares was $33.21. You are encouraged to obtain current market quotations for Company common shares in connection with voting your Company common shares.

As of the close of business on the record date, there were [  ] Company common shares outstanding and entitled to vote, held by [  ] shareholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are Akorn shareholders may be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Akorn, Inc., Attention: Investor Relations, 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045, or call (847) 582-6923. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

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SHAREHOLDER PROPOSALS

If the merger is completed on the expected timeline, the Company does not expect to hold an annual meeting of shareholders in 2018. If the merger is not completed, or the outside date is extended as described under “Merger Agreement—Termination”, you will continue to be entitled to attend and participate in the Company’s annual meetings of shareholders, and we may hold a 2018 annual meeting of shareholders, in which case we will provide notice of or otherwise publicly disclose the date on which the 2018 annual meeting will be held. If the 2018 annual meeting of shareholders is held, shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2018 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act and the Company’s By-laws, as described below.

If the 2018 annual meeting of shareholders is held, any proposal that a shareholder of Company common shares wishes to submit for inclusion in the Akorn Proxy Statement for the 2018 annual meeting (“2018 Proxy Statement”) pursuant to Rule 14a-8 must be received by Akorn’s Corporate Secretary at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045 not later than November 24, 2017, or if such year’s annual meeting does not take place within 30 days from April 27, 2018, then the deadline is a reasonable time before Akorn begins to print and send its proxy materials. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. In addition, notice of any proposal that a holder of Company common shares wishes to propose for consideration at the 2018 annual meeting, but does not seek to include in the 2018 Proxy Statement pursuant to Rule 14a-8, must be delivered to the Company no later than November 24, 2017 if the proposing shareholder of Company common shares wishes for Akorn to describe the nature of the proposal in its 2018 Proxy Statement. Any shareholder proposals or notices submitted to Akorn in connection with our 2018 annual meeting should be addressed to: Akorn’s Corporate Secretary at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045. Any notice of a shareholder proposal submitted after November 24, 2017, or if such year’s annual meeting does not take place within 30 days from April 27, 2018, a reasonable time before Akorn begins to print and send its proxy materials, will be considered untimely.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

The Company will make available a copy of the documents we file with the SEC on the “Investor Relations” section of our website at www.akorn.com as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge either on our website, by contacting Akorn, Inc., Investor Relations, 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045, or by calling (847) 582-6923.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We also incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2016;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017;

•	the portions of our Definitive Proxy Statement on Schedule 14A filed with the SEC on March 20, 2017, that are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016; and

•	our Current Reports on Form 8-K filed on April 7, 2017, April 24, 2017 and April 27, 2017.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

We have not authorized anyone to give you any information or to make any representation about the proposed merger or the Company that is different from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

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Annex A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

By and Among

FRESENIUS KABI AG,

QUERCUS ACQUISITION, INC.,

AKORN, INC.

and

FRESENIUS SE & CO. KGAA

(solely for purposes of Article VIII)

Dated as of April 24, 2017

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TABLE OF CONTENTS

(continued)

-ii-

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TABLE OF CONTENTS

(continued)

Exhibit A	--	Amended and Restated Articles of Incorporation
Exhibit B	--	Wiring Instructions
-iii-

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This AGREEMENT AND PLAN OF MERGER, dated as of April 24, 2017 (this “Agreement”), is by and among Fresenius Kabi AG, a German stock corporation (“Parent”), Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), Akorn, Inc., a Louisiana corporation (the “Company”) and, solely for purposes of Article VIII, Fresenius SE & Co. KGaA, a German partnership limited by shares (“FK Parent”). Certain capitalized terms used in this Agreement are defined in Section 8.12.

WHEREAS, the parties intend that, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Louisiana Business Corporation Act (the “LBCA”), Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, simultaneously with the execution and delivery of this Agreement and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, Parent and certain shareholders of the Company are entering into voting agreements (collectively, the “Voting Agreements”), pursuant to which, among other things, such shareholders have agreed to vote to approve this Agreement and to take certain other actions in furtherance of the Merger, in each case upon the terms and subject to the conditions set forth herein;

WHEREAS, the Board of Directors of the Company has (i) duly authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions, (ii) adopted this Agreement and (iii) recommended that the Company’s shareholders approve this Agreement;

WHEREAS, the Board of Directors of each of Parent and Merger Sub has duly authorized and approved the execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions;

WHEREAS, the Board of Directors of Merger Sub has (i) adopted this Agreement and (ii) recommended that Parent, in its capacity as sole shareholder of Merger Sub, approve this Agreement;

WHEREAS, Parent, in its capacity as sole shareholder of Merger Sub, will approve this Agreement by written consent immediately following its execution; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

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NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

The Merger

SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of the LBCA, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the surviving corporation in the Merger. The Company, as the surviving corporation after the Merger, is hereinafter referred to as the “Surviving Corporation”.

SECTION 1.02. Closing. The closing of the Merger (the “Closing”) shall take place at 10:00 a.m. (New York City time) on the second business day (the “Closing Date”) following the satisfaction or waiver (to the extent such waiver is permitted by applicable Law) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, unless another date, time or place is agreed to in writing by Parent and the Company.

SECTION 1.03. Effective Time. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties hereto shall cause the Merger to be consummated by filing articles of merger executed in accordance with, and in such form as is required by, the relevant provisions of the LBCA (the “Articles of Merger”), and shall make all other filings, recordings or publications required under the LBCA in connection with the Merger. The Merger shall become effective at the time that the Articles of Merger are filed with the Secretary of State of the State of Louisiana (the “Secretary of State”) or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of such Articles of Merger and specified in the Articles of Merger (the time at which the Merger becomes effective is herein referred to as the “Effective Time”).

SECTION 1.04. Effects of the Merger. The Merger shall have the effects provided in this Agreement and as set forth in the applicable provisions, including Section 1-1107, of the LBCA.

SECTION 1.05. Articles of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time, the articles of incorporation and bylaws of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to be in the form of Exhibit A and the bylaws of Merger Sub (except with respect to the name of the Company), respectively, and as so amended and restated shall be the articles of incorporation and bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable Law (and subject to Section 5.06 hereof).

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SECTION 1.06. Directors and Officers of the Surviving Corporation. (a) The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

(b) The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

ARTICLE II

Effect of the Merger on Capital Stock; Exchange of Certificates; Equity-Based Awards

SECTION 2.01. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder of any of the outstanding shares of the common stock, no par value per share, of the Company (“Company Common Shares”) or any shares of Merger Sub:

(a) Capital Shares of Merger Sub. Each issued and outstanding share of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation.

(b) Cancelation of Certain Shares. All Company Common Shares that are owned by the Company as treasury shares immediately prior to the Effective Time shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor. All Company Common Shares then held by Parent or Merger Sub shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor. Each Company Common Share that is owned by any direct or indirect wholly owned subsidiary of the Company or of Parent (other than Merger Sub) shall not represent the right to receive the Merger Consideration and shall be, at the election of Parent, either (i) converted into shares of common stock of the Surviving Corporation or (ii) canceled.

(c) Conversion of Company Common Shares. Each issued and outstanding Company Common Share (other than Company Common Shares to be canceled in accordance with Section 2.01(b)) shall be converted automatically into and shall thereafter represent only the right to receive an amount in cash equal to $34.00 per share, without interest (the “Merger Consideration”). As of the Effective Time, all such Company Common Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such Company Common Share (each, a “Certificate”) or non-certificated Company Common Share held in book entry form (each, a “Book Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor upon surrender of such Certificate or Book Entry Share in accordance with Section 2.02(b).

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SECTION 2.02. Exchange of Certificates and Book Entry Shares. (a) Paying Agent. Prior to the Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the Merger Consideration in accordance with this Article II and, in connection therewith, prior to the Closing Date shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration (such cash being hereinafter referred to as the “Exchange Fund”). Pending its disbursement in accordance with this Section 2.02, the Exchange Fund shall be invested by the Paying Agent as directed by Parent in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Company Common Shares to receive the Merger Consideration as provided herein.

(b) Payment Procedures. Promptly after the Effective Time (but in no event more than three business days thereafter), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each Person who was, at the Effective Time, a holder of record of Company Common Shares (other than the Company Common Shares to be canceled or converted in accordance with Section 2.01(b)) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book Entry Shares, as applicable, shall pass, only upon delivery of the Certificates to the Paying Agent, and which shall be in such form and shall have such other customary provisions (including customary provisions regarding delivery of an “agent’s message” with respect to Book Entry Shares) as Parent and the Company may reasonably agree prior to the Closing Date) and (ii) instructions for use in effecting the surrender of the Certificates or Book Entry Shares in exchange for payment of the Merger Consideration as provided in Section 2.01(c). Upon surrender of a Certificate or a Book Entry Share for cancelation to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with such letter’s instructions (and such other customary documents as may reasonably be required by the Paying Agent), the holder of such Certificate or Book Entry Share shall be entitled to receive in exchange therefor the Merger Consideration for each Company Common Share formerly represented by such Certificate or Book Entry Share, and the Certificate or Book Entry Share so surrendered shall forthwith be canceled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book Entry Share is registered, it shall be a condition of payment that (x) the Certificate or Book Entry Share so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (y) the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Certificate or Book Entry Share surrendered and shall have established to the reasonable satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable. Until surrendered as

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contemplated by this Section 2.02, each Certificate and Book Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Article II.

(c) Transfer Books; No Further Ownership Rights in Company Shares. The Merger Consideration paid in respect of Company Common Shares upon the surrender for exchange of Certificates or Book Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Company Common Shares previously represented by such Certificates or Book Entry Shares, and at the Effective Time, the transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the transfer books of the Surviving Corporation of the Company Common Shares that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Certificates that represented ownership of Company Common Shares and Book Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 2.02(e), if, at any time after the Effective Time, Certificates and Book Entry Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

(d) Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of Company Common Shares formerly represented by such Certificate as contemplated by this Article II.

(e) Termination of Exchange Fund. At any time following the first anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including any interest received with respect thereto) which has not been disbursed to holders of Certificates or Book Entry Shares, and thereafter such holders shall be entitled to look only to Parent and the Surviving Corporation for, and Parent and the Surviving Corporation shall remain liable for, payment of their claims for the Merger Consideration pursuant to the provisions of this Article II. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(f) No Liability. Notwithstanding any provision of this Agreement to the contrary, none of the parties hereto, the Surviving Corporation or the Paying Agent shall be liable to any Person for Merger Consideration delivered to a public official pursuant to any applicable state, federal or other abandoned property, escheat or similar Law.

(g) Withholding. Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration and any other amounts

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payable pursuant to this Article II such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”), or under any provision of state, local or non-U.S. Tax Law. To the extent amounts are so withheld and paid over to the appropriate Governmental Authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(h) FIRPTA Certificate. Prior to the Closing Date, the Company will deliver to Parent a certificate described in U.S. Treasury Regulation sections 1.1445-2(c)(3) and 1.897-2(h), certifying that the Company Common Shares do not constitute “United States real property interests” within the meaning of section 897(c)(1) of the Code and the U.S. Treasury Regulations promulgated thereunder; provided that in no event will any failure to deliver such certificate be deemed a failure of a condition to Closing.

SECTION 2.03. Equity-Based Awards. Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee thereof administering the Company Stock Option Plans) shall adopt such resolutions and take such other actions as may be required to provide that:

(a) each option to purchase Company Common Shares other than rights under the Company ESPP (each, a “Company Stock Option”) outstanding immediately prior to the Effective Time, whether vested or unvested, shall, as of the Effective Time, be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product of (i) the number of Company Common Shares for which such Company Stock Option has not then been exercised and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Stock Option; provided, that any such Company Stock Option with an exercise price per Company Common Share that is equal to or greater than the Merger Consideration shall be canceled for no consideration;

(b) each restricted stock unit (each, a “Company RSU”) granted prior to the date hereof that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall, as of the Effective Time, be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product of (i) the number of Company Common Shares subject to such Company RSU as of immediately prior to the Effective Time and (ii) the Merger Consideration; and

(c) each Company RSU granted following the date hereof that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, be converted into an unvested award representing the opportunity to receive cash payments, without interest, in an aggregate amount equal to the product of (i) the number of Company Common Shares subject to such Company RSU as of immediately prior to the Effective Time and (ii) the Merger Consideration, with such aggregate amount being payable on the vesting dates applicable to such Company RSU as of immediately prior to the Effective Time based proportionately on the number of Company Common Shares that would have vested on each such vesting date, and

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which award shall continue to vest and shall otherwise be subject to the same terms and conditions as were applicable to such Company RSU as of immediately prior to the Effective Time (including any terms and conditions related to accelerated vesting upon a termination of the holder’s employment in connection with or following the Effective Time, but excluding any terms and conditions related to accelerated vesting solely as a result of a change in control).

SECTION 2.04. Payments with Respect to Equity-Based Awards. The Surviving Corporation shall pay through its payroll systems (a) the amounts due pursuant to Sections 2.03(a) and 2.03(b) promptly after the Effective Time (but in any event, no later than the second payroll date that occurs after the Effective Time) and (b) the amounts due pursuant to Section 2.03(c) at the times required under the terms of the applicable agreement, plan or arrangement relating to the corresponding Company RSU, as described in Section 2.03(c), in accordance with the terms and conditions thereof (including any terms and conditions relating to accelerated vesting upon a termination of the holder’s employment in connection with or following the Effective Time, but excluding any terms and conditions related to accelerated vesting solely as a result of a change in control); provided, however, that in the case of any such amounts that constitute non-qualified deferred compensation under Section 409A of the Code, the Surviving Corporation shall pay such amounts at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code.

SECTION 2.05. Adjustments. If between the date hereof and the Effective Time the outstanding Company Common Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any share split, reverse share split, share dividend (including any dividend or other distribution of securities convertible into Company Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Merger Consideration and any other amounts payable pursuant to this Article II shall be appropriately adjusted to reflect such share split, reverse share split, share dividend (including any dividend or other distribution of securities convertible into Company Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

ARTICLE III

Representations and Warranties of the Company

The Company represents and warrants to Parent and Merger Sub that, except as (A) set forth in the confidential disclosure letter delivered by the Company to Parent and Merger Sub prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information, item or matter set forth on one section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent on its face without review or other examination of the underlying documents listed therein that such information, item or matter is relevant to such other section or subsection) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC by the Company after January 1, 2015 and publicly available

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prior to the execution of this Agreement (the “Filed SEC Documents”), other than any risk factor disclosure in any such Filed SEC Document contained in the “Risk Factors” section thereof or other similarly cautionary, forward-looking or predictive statements in such Filed SEC Documents:

SECTION 3.01. Organization; Standing. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted, except (other than with respect to the Company’s due incorporation and valid existence) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. True and complete copies of the Company Charter Documents are included in the Filed SEC Documents, and the Company is not in violation of any of the provisions thereof, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(b) Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, has all requisite corporate power and authority necessary to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so organized, existing, qualified, licensed, and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.02. Capitalization. (a) The authorized shares of the Company consist of 150,000,000 Company Common Shares and 5,000,000 preferred shares, par value $1.00 per share (“Company Preferred Shares”). At the close of business on April 21, 2017 (the “Capitalization Date”), (i) 124,533,605 Company Common Shares were issued and outstanding, (ii) 2,725,931 Company Common Shares were reserved and available for issuance pursuant to the Company Stock Option Plans, (iii) 4,615,905 Company Common Shares were subject to Company Stock Options, (iv) Company RSUs were outstanding pursuant to which a maximum of 407,334 Company Common Shares could be issued, (v) 2,000,000 Company Common Shares were reserved and available for purchase under the Company’s 2016 Employee Stock Purchase Plan (the “Company ESPP”) and (vi) no Company Preferred Shares were issued or outstanding. Since the Capitalization Date through the date hereof, neither the Company nor any of its Subsidiaries has (1) issued any Company Securities or incurred any obligation to make any payments based on the price or value of any Company Securities or (2) established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any shares of the Company, other than, in each case, pursuant to the vesting of Company RSUs, the exercise of Company Stock Options or the forfeiture or withholding of taxes with respect to Company Stock Options or Company RSUs.

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(b) Except as described in this Section 3.02, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities. There are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities (other than pursuant to the cashless exercise of Company Stock Options or the forfeiture or withholding of taxes with respect to Company Stock Options or Company RSUs), or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. No direct or indirect Subsidiary of the Company owns any Company Common Shares. None of the Company or any Subsidiary of the Company is a party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. All outstanding Company Common Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(c) All of the outstanding shares of capital stock of, or other equity or voting interests in, each Significant Subsidiary of the Company (except for directors’ qualifying shares or the like) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens and transfer restrictions, except for Permitted Liens and such Liens and transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) or other applicable securities Laws (including any restriction on the right to vote, sell or otherwise dispose of such shares of capital stock or other equity or voting interests). Each outstanding share of capital stock of each Significant Subsidiary of the Company which is held, directly or indirectly, by the Company, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other equity or voting interests of any Significant Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of any Significant Subsidiary.

SECTION 3.03. Authority; Noncontravention. (a) The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement and to

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perform its obligations hereunder and, subject to the receipt of the Company Shareholder Approval, to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the Transactions, have been duly authorized by its Board of Directors and, except for obtaining the Company Shareholder Approval and filing the Articles of Merger with the Secretary of State pursuant to the LBCA, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) The Board of Directors of the Company, at a meeting duly called and held, adopted resolutions (i) authorizing and approving the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions, (ii) adopting this Agreement, (iii) directing that the Company submit the approval of this Agreement to a vote at a meeting of the holders of Company Common Shares in accordance with the terms of this Agreement and (iv) recommending that the holders of the Company Common Shares approve this Agreement (such recommendation, the “Company Board Recommendation”), which resolutions have not, except after the date hereof as permitted by Section 5.02, been subsequently rescinded, modified or withdrawn.

(c) The affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Company Common Shares entitled to vote thereon, voting together as a single class (the “Company Shareholder Approval”), at the Company Shareholders’ Meeting or any adjournment or postponement thereof, is the only vote of the holders of any class or series of shares of the Company necessary to approve this Agreement and for the consummation by the Company of the Transactions.

(d) Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof, will (i) subject to the receipt of the Company Shareholder Approval, conflict with or violate any provision (A) of the Company Charter Documents or (B) of the similar organizational documents of any of the Company’s Subsidiaries or (ii) assuming that the authorizations, consents and approvals referred to in Section 3.04 and the Company Shareholder Approval are obtained prior to the Effective Time and the filings referred to in Section 3.04 are made and any waiting periods thereunder have terminated or expired prior to the Effective Time, (x) violate any Law or Judgment applicable to the Company or any of its Subsidiaries, (y) violate or constitute a breach of or default (with or without notice or lapse of time, or both) under or give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit, any of the terms or provisions of any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement (each, a “Contract”) to which the Company or any

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of its Subsidiaries is a party or accelerate the Company’s or, if applicable, any of its Subsidiaries’ obligations under any such Contract or (z) result in the creation of any Lien (other than Permitted Lien) on any properties or assets of the Company or any of its Subsidiaries, except, in the case of clause (i)(B) and clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.04. Governmental Approvals. Except for (a) compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the Company Shareholders’ Meeting (as amended or supplemented from time to time, the “Proxy Statement”), (b) compliance with the rules and regulations of the NASDAQ Stock Market LLC (“NASDAQ”), (c) the filing of the Articles of Merger with the Secretary of State pursuant to the LBCA and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries are qualified to do business, (d) filings required under, and compliance with other applicable requirements of the HSR Act and (e) compliance with any applicable state securities or blue sky laws, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.05. Company SEC Documents; Undisclosed Liabilities. (a) The Company has filed with the SEC all material reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2015 (collectively, the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the portions that are amended (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents, as of their respective dates of filing with the SEC (or, if such Company SEC Documents were amended prior to the date hereof, the date of the filing of such amendment, with respect to the consolidated financial statements that are amended or restated therein), complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in all material respects in accordance with GAAP (except, in the case of unaudited

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quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments).

(c) Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise), except liabilities (i) reflected or reserved against in the consolidated balance sheet (or the notes thereto) of the Company as of December 31, 2016 (the “Balance Sheet Date”), included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business consistent with past practice, (iii) as contemplated by this Agreement or otherwise incurred in accordance with this Agreement in connection with the Transactions or (iv) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) The Company has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. As of the date hereof, neither the Company nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm, has identified or been made aware of “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated.

(e) The Proxy Statement (including any amendment or supplement thereto), at the time first sent or given to the shareholders of the Company and at the time of the Company Shareholders’ Meeting, will comply as to form in all material respects with the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement.

SECTION 3.06. Absence of Certain Changes. Since the Balance Sheet Date through the date of this Agreement (a) except for the execution of this Agreement and consummation of the Transactions, and the discussions and negotiations related thereto and to any transaction of the type contemplated by this Agreement, the business of the Company and its Subsidiaries has been carried on and conducted in all material respects in the ordinary course of business and (b) there has not been any Material Adverse Effect or any effect, change, event or occurrence that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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SECTION 3.07. Legal Proceedings. Section 3.07 of the Company Disclosure Letter sets forth, to the Knowledge of the Company, as of the date hereof, each legal or administrative proceeding, suit, hearing, enforcement, audit, claim, investigation, arbitration or action (an “Action”) pending against the Company or any of its Subsidiaries by or before any Governmental Authority that seeks or reasonably could be expected to result in fines or damages of more than $1 million or relates to a criminal matter. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no (a) pending or, to the Knowledge of the Company, threatened Action against the Company or any of its Subsidiaries, or (b) outstanding order, judgment, injunction, ruling, writ or decree of any Governmental Authority (a “Judgment”) imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority.

SECTION 3.08. Compliance with Laws; Permits. The Company and each of its Subsidiaries are, and have been since July 1, 2013, in compliance in all material respects with all state or federal laws, statutes, ordinances, codes, rules or regulations (“Laws”) or Judgments, applicable to the Company or any of its Subsidiaries. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities (collectively, “Permits”) necessary for the lawful conduct of their respective businesses, except where the failure to hold the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company, each of its Subsidiaries and each of its and their directors, officers and employees acting in such capacity and, to the Knowledge of the Company, each of its and their other agents acting on its or their behalf, is, and has been since July 1, 2013, in compliance in all material respects with the Foreign Corrupt Practices Act of 1977 and any rules and regulations promulgated thereunder. This Section 3.08 does not relate to and shall not be deemed to apply to the matters addressed in Section 3.18.

SECTION 3.09. Tax Matters.

(a) The Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all material Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects.

(b) All material Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid or have been adequately reserved against in accordance with GAAP.

(c) No claim has ever been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.

(d) As of the date of this Agreement, the Company has not received written notice of any pending audits, examinations, investigations, proposed adjustments, claims or other proceedings in respect of any material Taxes of the Company or any of its Subsidiaries.

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(e) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(f) Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).

(g) Neither the Company nor any of its Subsidiaries has been a member of an affiliated group of corporations filing a consolidated federal income Tax return (other than a group the common parent of which is the Company) or has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under U.S. Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local or non-U.S. law), as a transferee or successor.

(h) Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation under, any Tax sharing Contract other than (i) Contracts solely among the Company and its Subsidiaries and (ii) customary Tax indemnification provisions in Contracts the primary purpose of which does not relate to Taxes.

(i) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to an assessment or deficiency for material Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course).

(j) Neither the Company nor any of its Subsidiaries has participated in any “reportable transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b).

(k) Neither the Company nor any of its Subsidiaries is or has been a “United States real property holding corporation” within the meaning of Section 897(c) of the Code at any time during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(l) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

(i) change in method of accounting for a taxable period ending on or prior to the Closing Date;

(ii) “closing agreement” as described in section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law);

(iii) intercompany transaction or excess loss account described in U.S. Treasury Regulations under section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law);

(iv) installment sale or open transaction disposition made on or prior to the Closing Date;

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(v) prepaid amount received on or prior to the Closing Date; or

(vi) election under Code Section 108(i).

(m) Neither the Company nor any of its Subsidiaries has received any letter ruling from the U.S. Internal Revenue Service (or any comparable ruling from any other taxing authority).

(n) For purposes of this Agreement: (x) ”Tax” shall mean any and all federal, state, local or non-U.S. taxes, fees, levies, duties, tariffs, imposts, and other similar charges in the nature of a tax (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Authority, and (y) ”Tax Returns” shall mean returns, reports, claims for refund, declarations of estimated Taxes and information statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any Governmental Authority, including consolidated, combined and unitary tax returns.

SECTION 3.10. Employee Benefits. (a) Section 3.10(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each material Company Plan. With respect to each material Company Plan, the Company has made available to Parent true and complete copies (to the extent applicable) of (i) the plan document or a written description thereof (or, if appropriate, a form thereof), including any amendments thereto, other than any document that the Company or any of its Subsidiaries are prohibited from making available to Parent as the result of applicable Law relating to the safeguarding of data privacy, (ii) the most recent annual report on Form 5500 filed with the IRS or similar report required to be filed with any Governmental Authority and the most recent actuarial valuation or similar report, (iii) the most recent IRS determination or opinion letter received by the Company, (iv) the most recent summary plan description and (v) each insurance or group annuity contract or other funding vehicle.

(b) Each Company Plan has been administered in material compliance with its terms and applicable Laws, including ERISA and the Code, as applicable. Each Company Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS. To the Knowledge of the Company, there are no existing circumstances or any events that have occurred that could reasonably be expected to cause the loss of any such qualification status of any such Company Plan. There are no pending, or to the Knowledge of the Company, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any Company Plan or any trust related thereto which could reasonably be expected to result in any material liability to the Company or any of its Subsidiaries and no

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material audit or other proceeding by a Governmental Authority is pending, or to the Knowledge of the Company, threatened or anticipated with respect to such plan.

(c) Neither the Company nor any Commonly Controlled Entity has maintained, established, sponsored, participated in, or contributed to, any (i) pension plan that is subject to Title IV of ERISA or Section 412 of the Code or (ii) “multiemployer plan” (as defined in Sections 3(37) or 4001(a)(3) of ERISA), in each case, at any time within the last six (6) years.

(d) No Company Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement or other termination of employment, other than coverage or benefits (i) required to be provided under Part 6 of Title I of ERISA or Section 4980(B)(f) of the Code, or any other applicable Law or (ii) the full cost of which is borne by the employee or former employee (or any of their beneficiaries).

(e) The consummation of the Transactions will not, either alone or in combination with another event, (i) accelerate the time of payment or vesting, or increase the amount of compensation due to any director, officer, employee or other service provider of the Company or any of its Subsidiaries under any Company Plan, (ii) cause the Company to transfer or set aside any assets to fund any benefits under any Company Plan, (iii) result in any “disqualified individual” receiving any “excess parachute payment” (each such term as defined in Section 280G of the Code) or (iv) limit or restrict the right to amend, terminate or transfer the assets of any Company Plan on or following the Effective Time.

SECTION 3.11. Labor Matters. Section 3.11 of the Company Disclosure Letter sets forth a complete and accurate list of all material collective bargaining agreements or other Contracts applicable to any employees of the Company or any of its Subsidiaries (“Labor Agreements”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) no demand for recognition as the exclusive bargaining representative of any employees has been made by or on behalf of any labor or similar organization and (ii) there is no pending or, to the Knowledge of the Company, threatened, strike, lockout, slowdown, or work stoppage by or with respect to the employees of the Company or any of its Subsidiaries. Each of the Company and its Subsidiaries is in material compliance with all Labor Agreements and all applicable Laws respecting employment and employment practices, including Laws concerning terms and conditions of employment, wages and hours, classification and occupational safety and health.

SECTION 3.12. Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company and each of its Subsidiaries is, and have been since January 1, 2015, in compliance with all applicable Environmental Laws, and neither the Company nor any of its Subsidiaries have received any written notice since January 1, 2015 alleging that the Company is in violation of or liable under, or other request for information or related to, any Environmental Law, (b) the Company and its Subsidiaries possess and are in compliance with all Permits required under Environmental Laws for the operation of their respective businesses (“Environmental Permits”), (c) there is no Action under or pursuant to any Environmental Law or Environmental Permit that is pending or, to the Knowledge of the Company, threatened the Company or any of its Subsidiaries, (d) neither the Company nor any of its Subsidiaries have become subject to any

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Judgment imposed by any Governmental Authority under which there are uncompleted, outstanding or unresolved obligations on the part of the Company or its Subsidiaries arising under Environmental Laws, (e) there are no Hazardous Substances at the Owned Real Property or real property leased by the Company or any of its Subsidiaries, or to the Knowledge of the Company, at properties formerly owned, leased or operated by the Company or its Subsidiaries, in each case that are reasonably likely to result in any obligation to conduct remedial activities for, or Action against, the Company or any of its Subsidiaries under Environmental Laws, and (f) to the Knowledge of the Company, there are no environmental conditions that would reasonably be expected to give rise to or result in any obligation to conduct remedial activities for, or Action against, the Company or any of its Subsidiaries under Environmental Law.

SECTION 3.13. Intellectual Property. (a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries own all of the rights, title and interest in and to the Registered Company Intellectual Property, free and clear of all Liens (other than Permitted Liens). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all of the Registered Company Intellectual Property is subsisting, valid and enforceable.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries own or have legally enforceable and sufficient rights to use all Intellectual Property necessary to the conduct of the business of the Company and its Subsidiaries as currently conducted free and clear of all Liens (other than Permitted Liens) and (ii) the Company and its Subsidiaries have taken commercially reasonable steps in accordance with industry practice to maintain the confidentiality of non-public Intellectual Property; provided that nothing in this Section 3.13(b) shall be interpreted or construed as a representation or warranty with respect to whether there is any infringement of any Intellectual Property, which is the subject of Section 3.13(d).

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Actions are pending or threatened in writing, and since January 1, 2015, neither the Company nor any of its Subsidiaries has received any written notice or claim, (i) challenging the ownership, validity, enforceability or use by the Company or any of its Subsidiaries of any Intellectual Property owned by or exclusively licensed to the Company or any of its Subsidiaries or (ii) alleging that the Company or any of its Subsidiaries are infringing, misappropriating or otherwise violating the Intellectual Property of any Person.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) no Person has infringed, misappropriated or otherwise violated the rights of the Company or any of its Subsidiaries with respect to any Intellectual Property owned by or exclusively licensed to the Company or a Subsidiary of the Company and (ii) the operation of the business of the Company and its Subsidiaries has not violated, misappropriated or infringed the Intellectual Property of any other Person.

(e) The consummation of the Transactions will not (i) materially impair the rights of the Company or any of its Subsidiaries in or to any material Intellectual Property, or (ii) result in the grant of any right or license to any material Intellectual Property that is owned or exclusively licensed by the Company or any of its Subsidiaries to any third party.

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(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries’ collection, processing, transfer, destruction and other use of Personal Information does not violate any Contract to which any of them is a party, any binding privacy policies, or any Information Privacy and Security Laws, (ii) no Actions are pending, and since January 1, 2015, neither the Company nor any of its Subsidiaries has received any written notice or claim, alleging any violation of the foregoing from any Governmental Authority or any other Person, (iii) the Company and its Subsidiaries take reasonable measures to protect Personal Information and (iv) to the Knowledge of the Company, there have been no material unauthorized intrusions or breaches of any information technology systems of the Company or any of its Subsidiaries.

SECTION 3.14. No Rights Agreement; Anti-Takeover Provisions; No Appraisal Rights. (a) The Company is not party to a shareholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

(b) No “business combination,” “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Laws (each, a “Takeover Law”) apply or will apply to the Company, this Agreement, the Voting Agreements or the Transactions.

(c) In accordance with the LBCA, no appraisal rights shall be available to any holder of Company Common Shares in connection with the Transactions.

SECTION 3.15. Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company or one of its Subsidiaries has good and valid title to the real estate owned by the Company or any of its Subsidiaries (the “Owned Real Property”) free and clear of all Liens (other than Permitted Encumbrances) and (b) the Company or one of its Subsidiaries has a good and valid leasehold interest in each Company Lease, free and clear of all Liens (other than Permitted Encumbrances).

SECTION 3.16. Contracts. (a) Section 3.16(a) of the Company Disclosure Letter sets forth a list of all Material Contracts as of the date of this Agreement. For purposes of this Agreement, “Material Contract” means any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound that:

(i) is or would be required to be filed as an exhibit to the Company’s Annual Report on Form 10-K pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) relates to the formation, creation, governance, economics or control of any joint venture, partnership or other similar arrangement, other than (x) with respect to any partnership that is wholly owned by the Company or any of its wholly owned Subsidiaries and (y) for the avoidance of doubt, marketing, licensing, manufacturing and distribution Contracts entered into in the ordinary course of business;

(iii) provides for indebtedness for borrowed money of the Company or any of its Subsidiaries having an outstanding or committed amount in excess of $10 million,

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other than (A) indebtedness solely between or among any of the Company and any of its wholly owned Subsidiaries or (B) letters of credit;

(iv) relates to the acquisition or disposition of any business, assets or properties (whether by merger, sale of stock, sale of assets or otherwise) for aggregate consideration under such Contract in excess of $10 million (A) that was entered into after January 1, 2015 or (B) pursuant to which any earn-out, indemnification or deferred or contingent payment obligations remain outstanding that would reasonably be expected to involve payments by or to the Company or any of its Subsidiaries of more than $5 million after the date hereof (in each case, excluding for the avoidance of doubt, acquisitions or dispositions of supplies, inventory, merchandise or products in the ordinary course of business or of supplies, inventory, merchandise, products, properties or other assets that are obsolete, worn out, surplus or no longer used or useful in the conduct of business of the Company or its Subsidiaries);

(v) is a Contract (other than purchase orders under a master agreement) for the purchase of materials, supplies, goods, services, equipment or other assets pursuant to which the Company or any of its Subsidiaries would reasonably be expected to make payments of more than $10 million during any fiscal year;

(vi) is a Contract (other than purchase orders under a master agreement) with a customer of the Company or any of its Subsidiaries pursuant to which the Company or any of its Subsidiaries received aggregate net payments of more than $10 million during the fiscal year ended December 31, 2016;

(vii) contains any provision (A) limiting, in any material respect, the right of the Company or any of its Subsidiaries to engage in any business, make use of any material Intellectual Property, compete with any Person, or operate anywhere in the world, or (B) granting any exclusivity right to any third party, or containing a “most favored nation” provision in favor of any third party, in each case, other than (x) a Contract that can be terminated on less than 90 days’ notice without resulting in a breach or violation of, or any acceleration of any rights or obligations or the payment of any penalty under, such Contract, (y) distribution or customer Contracts entered into in the ordinary course of business granting exclusive rights to sell or distribute certain of the Company’s and its Subsidiaries’ products or containing “most favored nation” provisions with respect to certain of the Company’s and its Subsidiaries’ products or (z) any provision in any license agreements for Intellectual Property limiting the Company’s and its Subsidiaries’ use of such Intellectual Property to specified fields of use or specified territories; or

(viii) is a (A) license or similar Contract with respect to (x) any Hatch-Waxman Act related litigation or (y) any products covered by an NDA and entered into since January 1, 2011, or (B) settlement, coexistence agreement, covenant not to sue or similar Contract with respect to any material Intellectual Property, in each case, to which the Company or any of its Subsidiaries is a party,

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beneficiary or otherwise bound (other than generally commercially available, “off the shelf” software programs or non-exclusive licenses granted by or to the Company or any of its Subsidiaries in the ordinary course of business which do not contain any material restriction or condition on the use or exploitation of any material Intellectual Property by the Company or any of its Subsidiaries).

(b) Except with respect to any Contract that has previously expired in accordance with its terms, been terminated, restated or replaced, (a) each Material Contract is valid and binding on the Company and/or any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, have performed all obligations required to be performed by it under each Material Contract, except where such nonperformance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) neither the Company nor any of its Subsidiaries have received written notice of the existence of any breach or default on the part of the Company or any of its Subsidiaries under any Material Contract, except where such default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute a default on the part of the Company or any of its Subsidiaries, or to the Knowledge of the Company, any counterparty under such Material Contract and (e) to the Knowledge of the Company, the Company has not received any notice from any Person that such Person intends to terminate, or not renew, any Material Contract, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.17. Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company and its Subsidiaries own or hold policies of insurance, or are self-insured, in amounts providing reasonably adequate coverage against all risks customarily insured against by companies in similar lines of business as the Company and its Subsidiaries and (b) all such insurance policies are in full force and effect except for any expiration thereof in accordance with the terms thereof, no written notice of cancelation or modification has been received other than in connection with ordinary renewals, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder.

SECTION 3.18. Regulatory Compliance. (a) The Company and its Subsidiaries are and, to the Knowledge of the Company, since July 1, 2013, (1) have been in compliance with (A) all applicable Laws (including all rules, regulations, guidance and policies) relating to or promulgated by the U.S. Food and Drug Administration (the “FDA”), DEA, EMEA and other Healthcare Regulatory Authorities and (B) all Healthcare Regulatory Authorizations, including all requirements of the FDA, DEA, the EMEA and all other Healthcare Regulatory Authorities, in each case that are applicable to the Company and its Subsidiaries, or by which any property, product, filing, submission, registration, declaration, approval, practice (including without limitation, manufacturing) or other asset of the Company and its Subsidiaries is bound, governed or affected and (2) have held all Healthcare Regulatory Authorizations required for the conduct

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of their respective businesses, except, in each case, where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the date of this Agreement, since July 1, 2013, neither the Company nor its Subsidiaries has received any written notification of any pending or, to the Knowledge of the Company, threatened Action from any Healthcare Regulatory Authority, except where such occurrence would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) All material reports, documents, claims and notices required or requested to be filed, maintained, or furnished to any Healthcare Regulatory Authority by the Company and its Subsidiaries since July 1, 2013, have been so filed, maintained or furnished and, to the Knowledge of the Company, were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing), except where the failure to do so (or the failure to be complete and correct) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are and have been, since July 1, 2013, in compliance with current good manufacturing practices and have maintained appropriate mechanisms, policies, procedures and practices to ensure the prompt collection and reporting of adverse event or any other safety or efficacy data, notifications, corrections, recalls and other actions required by Law related to their products, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since July 1, 2013 (i) all preclinical and clinical studies or tests sponsored by the Company and its Subsidiaries have been conducted in compliance with standard medical and scientific research procedures and applicable Law (including Good Clinical Practices requirements and Laws restricting the use and disclosure of individually identifiable health information) and (ii) the Company and its Subsidiaries have not received written notice from (A) the FDA or any other Governmental Authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or material modification of such studies or tests or (B) any Person regarding any breach or alleged breach with respect to individually identifiable health information.

(d) Since July 1, 2013, neither the Company nor any of its Subsidiaries (i) have made an untrue statement of a material fact or fraudulent statement to the FDA or any other Governmental Authority, (ii) have failed to disclose a material fact required to be disclosed to the FDA or other Governmental Authority, (iii) have committed any other act, made any statement or failed to make any statement, that (in any such case) establishes a reasonable basis for the FDA to invoke its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities Final Policy or (iv) have been the subject of any investigation by the FDA pursuant to its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities Final Policy, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any officer, employee, agent or clinical investigator of the Company or any of its Subsidiaries has been suspended or debarred or convicted of any crime or engaged in any

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conduct that would reasonably be expected to result in (a) debarment under 21 U.S.C. Section 335a or any similar Law or (b) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since July 1, 2013, the Company and each of its Subsidiaries have been in compliance with all healthcare Laws applicable to the operation of their respective businesses as then conducted, including (i) any and all federal, state and local fraud and abuse Laws, including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.) and the regulations promulgated thereunder, (ii) the Federal Food, Drug and Cosmetics Act, as amended (the “FDCA”), (iii) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information and Technology for Economic and Clinical Health Act, and the regulations promulgated thereunder, (iv) Laws which are cause for exclusion from any federal health care program and (v) Laws relating to the billing or submission of claims, collection of accounts receivable, underwriting the cost of, or provision of management or administrative services in connection with, any and all of the foregoing, by the Company and its Subsidiaries. None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any officer, employee, representative or agent of the Company or any of its Subsidiaries (in each case, acting in the capacity of an employee or representative of the Company or such Subsidiary), is subject to any enforcement, regulatory or administrative proceedings against or affecting the Company or any of its Subsidiaries relating to or arising under the FDCA, the Anti-Kickback Statute or similar Laws, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since July 1, 2013, the Company and each of its Subsidiaries (i) have been in compliance with all applicable statutes, rules, and regulatory guidance relating to the Medicaid Drug Rebate Program, the 340B Drug Pricing Program, the Medicare Part B Program, the Veterans Health Care Act Drug Pricing Program, and applicable state price reporting laws, and (ii) have calculated and reported the applicable pricing metrics under the foregoing programs (including Average Manufacturer Price, Best Price, 340B Ceiling Price, Average Sales Price, and Non-Federal Average Manufacturer Price) consistent with the applicable statutes, rules, and regulatory guidance associated with the foregoing programs.

(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) no new drug applications (“NDAs”) or ANDAs submitted by the Company or any of its Subsidiaries to any Health Regulatory Authority for approval contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (ii) all NDAs and ANDAs submitted by the Company or any of its Subsidiaries are true, complete and correct and none is deficient by virtue of any failure to submit a modification, amendment or supplement thereto or for failure to pay any requisite fee, penalty or other charge or expense, and (iii) neither the Company nor any of its Subsidiaries has used or engaged the services of any debarred individual in connection with the preparation or submission of any marketing applications for its products.

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SECTION 3.19. Opinion of Financial Advisor. The Board of Directors of the Company has received the opinion of J.P. Morgan Securities LLC, to the effect that, as of the date of such opinion and subject to the limitations, qualifications and assumptions set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its Affiliates) of Company Common Shares is fair from a financial point of view to such holders. It is agreed and understood that such opinion is for the benefit of the Board of Directors of the Company and may not be relied on by Parent or Merger Sub.

SECTION 3.20. Brokers and Other Advisors. Except for J.P. Morgan Securities LLC, the fees and expenses of which will be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

SECTION 3.21. No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Article III, neither the Company nor any other Person makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, or any estimates, projections, forecasts and other forward-looking information or business and strategic plan information regarding the Company and its Subsidiaries, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Representatives of any documentation, forecasts or other information (in any form or through any medium) with respect to any one or more of the foregoing, and each of Parent and Merger Sub acknowledge the foregoing. In particular, and without limiting the generality of the foregoing, neither the Company nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses or (b) except for the representations and warranties made by the Company in this Article III, any oral, written, video, electronic or other information presented to Parent, Merger Sub or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions.

ARTICLE IV

Representations and Warranties of Parent and Merger Sub

Except as set forth in the confidential disclosure letter delivered by FK Parent, Parent and Merger Sub to the Company prior to the execution of this Agreement (the “FK Disclosure Letter”) (it being understood that any information, item or matter set forth on one section or subsection of the FK Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent on its face without review or other examination of the underlying

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documents listed therein that such information, item or matter is relevant to such other section or subsection), Parent and Merger Sub jointly and severally represent and warrant to the Company:

SECTION 4.01. Organization; Standing. Parent is a German stock corporation duly organized, validly existing and in good standing under the laws of Germany and Merger Sub is a corporation duly incorporated, validly existing under the laws of the State of Louisiana and is in good standing with the Secretary of State. Each of Parent and Merger Sub has all requisite corporate power and authority necessary to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to perform their obligations under this Agreement or to consummate the Transactions. Parent has made available to the Company complete and correct copies of an excerpt from the commercial register and articles of association with respect to Parent, and Merger Sub’s certificate of incorporation and bylaws, or comparable governing documents, each effective as of the date of this Agreement (or in the case of a commercial register excerpt, as of a date not earlier than five business days prior to the date of this Agreement).

SECTION 4.02. Authority; Noncontravention. (a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The Management Board of Parent has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the Transactions, which resolutions have not been subsequently rescinded, modified or withdrawn. The Board of Directors of Merger Sub has adopted resolutions (i) authorizing and approving the execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the Transactions, (ii) adopting this Agreement, (iii) directing that this Agreement be submitted for consideration at a meeting or by unanimous written consent of Merger Sub’s shareholder, which resolutions have not been subsequently rescinded, modified or withdrawn. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the consummation by Parent and Merger Sub of the Merger and the other Transactions. Parent, as the sole shareholder of Merger Sub, will approve this Agreement and the Transactions immediately following the execution and delivery of this Agreement. Except as expressly set forth in this Section 4.02(a), no other corporate action (including any shareholder vote or other action) on the part of Parent or Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions, nor performance or compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable

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charter or organizational documents of Parent or Merger Sub or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.03 are obtained prior to the Effective Time and the filings referred to in Section 4.03 are made and any waiting periods with respect to such filings have terminated or expired prior to the Effective Time, (x) violate any Law or Judgment applicable to Parent, Merger Sub or any of their respective Subsidiaries or (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent, Merger Sub or any of their respective Subsidiaries are a party or accelerate Parent’s, Merger Sub’s or any of their respective Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to perform their obligations under this Agreement or to consummate the Transactions.

SECTION 4.03. Governmental Approvals. Except for (a) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (b) the filing of the Articles of Merger with the Secretary of State pursuant to the LBCA and the filing of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries are qualified to do business, (c) filings required under, and compliance with other applicable requirements of, the HSR Act and (d) approval of the India Foreign Investment Promotion Board, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent and Merger Sub, the performance by Parent and Merger Sub of their obligations hereunder and the consummation by Parent and Merger Sub of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to perform their obligations under this Agreement or to consummate the Transactions.

SECTION 4.04. Ownership and Operations of Merger Sub. Parent owns beneficially, and its wholly owned subsidiary, Fresenius Kabi USA, LLC, owns of record, all of the outstanding shares of Merger Sub, free and clear of all Liens. Merger Sub was formed solely for the purpose of engaging in the Transactions, has no liabilities or obligations of any nature other than those incident to its formation and pursuant to the Transactions, and prior to the Effective Time, will not have engaged in any other business activities other than those relating to the Transactions.

SECTION 4.05. Sufficiency of Funds. (a) FK Parent has sufficient access to financial resources, and at the Closing will have sufficient cash to enable Merger Sub and the Surviving Corporation to pay the aggregate Merger Consideration and any other amounts required to be paid in connection with the consummation of the Transactions (including all amounts payable in respect of Company Stock Options and Company RSUs under this Agreement) and to pay all related fees and expenses, and there is no restriction on the use of such cash for such purposes. Parent has, through FK Parent, the financial resources and capabilities to fully perform all of its obligations under this Agreement.

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(b) In no event shall the receipt or availability of any funds or financing by or to FK Parent or any of its Affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Sub hereunder.

SECTION 4.06. Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub or any of their respective Subsidiaries, except for Persons, if any, whose fees and expenses will be paid by Parent.

SECTION 4.07. No Other Company Representations or Warranties. Parent and Merger Sub each acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company which it and its Representatives have desired or requested to review, and that it and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Except for the representations and warranties expressly set forth in Article III, Parent and Merger Sub hereby acknowledge that neither the Company nor any of its Subsidiaries, nor any other Person, (a) have made or is making any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective business or operations, including with respect to any oral, written, video, electronic or other information provided or made available to Parent, Merger Sub or any of their respective Representatives or any oral, written, video, electronic or other information developed by Parent, Merger Sub or any of their respective Representatives or (b) will have or be subject to any liability or indemnification obligation to Parent or Merger Sub resulting from the delivery, dissemination or any other distribution to Parent, Merger Sub or any of their respective Representatives (in any form whatsoever and through any medium whatsoever), or the use by Parent, Merger Sub or any of their respective Representatives, of any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material developed by or provided or made available to Parent, Merger Sub or any of their respective Representatives, including in due diligence materials, “data rooms” or management presentations (formal or informal, in person, by phone, through video or in any other format), in anticipation or contemplation of any of the Transactions. Parent, on behalf of itself and on behalf of its Affiliates, expressly waives any such claim relating to the foregoing matters. Parent and Merger Sub hereby acknowledge (each for itself and on behalf of its Affiliates and Representatives) that it has conducted, to its satisfaction, its own independent investigation of the business, operations, assets and financial condition of the Company and its Subsidiaries and, in making its determination to proceed with the Transactions, each of Parent, Merger Sub and their respective Affiliates and Representatives have relied on the results of their own independent investigation.

SECTION 4.08. Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain and business and strategic plan information, regarding the Company and its Subsidiaries and their respective businesses and

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operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business and strategic plans, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that Parent and Merger Sub have not relied on such information and will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto or any rights hereunder with respect thereto, except pursuant to the express terms of this Agreement, including on account of a breach of any of the representations, warranties, covenants or agreements set forth herein.

SECTION 4.09. Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (including any amendments or supplements thereto) will, at the time the Proxy Statement (or any amendment or supplement thereto) is first sent or given to the shareholders of the Company or at the time of the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement.

SECTION 4.10. Legal Proceedings. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to perform their obligations under this Agreement or to consummate the Transactions, to the Knowledge of Parent and Merger Sub, as of the date of this Agreement, there is no (a) pending or threatened Action against Parent or Merger Sub or any of their respective Affiliates or (b) Judgment imposed upon or affecting Parent or Merger Sub or any of their respective Affiliates, in each case, by or before any Governmental Authority.

SECTION 4.11. Ownership of Company Common Shares. Neither Parent nor Merger Sub nor any of their Affiliates own any Company Common Shares.

ARTICLE V

Additional Covenants and Agreements

SECTION 5.01. Conduct of Business. (a) Except as required by applicable Law, Judgment or a Governmental Authority, as expressly contemplated, required or permitted by this Agreement or as set forth in Section 5.01 of the Company Disclosure Letter, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is terminated pursuant to Section 7.01), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), (i) the Company shall, and shall cause each of its Subsidiaries to, use its and their commercially reasonable efforts to

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carry on its business in all material respects in the ordinary course of business, and (ii) to the extent consistent with the foregoing, the Company shall, and shall cause its Subsidiaries to, use its and their commercially reasonable efforts to preserve its and each of its Subsidiaries’ business organizations (including the services of key employees) substantially intact and preserve existing relations with key customers, suppliers and other Persons with whom the Company or its Subsidiaries have significant business relationships substantially intact, in each case, substantially consistent with past practice; provided that no action by the Company or any of its Subsidiaries with respect to matters specifically addressed by Section 5.01(b) shall be deemed to be a breach of this Section 5.01(a) unless such action would constitute a breach of Section 5.01(b).

(b) Except as required by applicable Law, Judgment or a Governmental Authority, as expressly contemplated, required or permitted by this Agreement or as set forth in Section 5.01 of the Company Disclosure Letter, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is terminated pursuant to Section 7.01), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (A) other than transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, issue, sell, encumber or grant any shares of its capital stock or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests; provided that the Company may issue or grant Company Common Shares or other securities in the ordinary course of business consistent with past practice under Company Plans in effect on the date of this Agreement or adopted, established, entered into or amended after the date of this Agreement not in violation of this Agreement or as required pursuant to equity awards or obligations under the Company Plans outstanding on the date of this Agreement in accordance with the terms of the applicable Company Plan in effect on the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement, (B) other than transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, redeem, purchase or otherwise acquire any of its outstanding shares of capital stock or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock or other equity or voting interests (other than pursuant to the cashless exercise of Company Stock Options or the forfeiture or withholding of taxes with respect to Company Stock Options or Company RSUs), (C) establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or other equity or voting interests, other than dividends and distributions by a wholly owned Subsidiary of the Company to its direct or indirect parent, or (D) split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;

(ii) (A) incur, assume or otherwise become liable for any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire

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any debt securities of the Company or any of its Subsidiaries, guarantee any such indebtedness or any debt securities of another Person or enter into any “keep well” or other agreement to maintain any financial statement condition of another Person (collectively, “Indebtedness”), except (1) for intercompany Indebtedness among the Company and its wholly owned Subsidiaries, (2) for letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business, (3) for Indebtedness incurred under the Credit Agreement or other existing arrangements (including in respect of letters of credit) in an amount not to exceed $50 million outstanding at any time and (4) indebtedness incurred in connection with the refinancing of any Indebtedness existing on the date of this Agreement or permitted to be incurred, assumed or otherwise entered into hereunder; provided that no such refinancing indebtedness shall have a principal amount greater than the principal amount of the indebtedness being refinanced (plus any applicable premiums, defeasance costs, accrued interest, fees and expenses) and shall not include any greater prepayment premiums or restrictions on prepayment than the indebtedness being refinanced, (B) enter into any swap or hedging transaction or other derivative agreements other than in the ordinary course of business or (C) make any loans, capital contributions or advances to, or investments in, any Person other than (x) to the Company or any wholly owned Subsidiary of the Company, (y) as permitted pursuant to Section 5.01(b)(v) or (z) in the ordinary course of business;

(iii) sell or lease to any Person, in a single transaction or series of related transactions, any of its properties or assets for consideration, individually or in the aggregate, in excess of $10 million, except (A) ordinary course dispositions of inventory and dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (B) transfers among the Company and its wholly owned Subsidiaries, (C) leases and subleases of real property owned by the Company or its Subsidiaries and leases or subleases of real property under which the Company or any of its Subsidiaries is a tenant or a subtenant and voluntary terminations or surrenders of such leases or subleases, in each case following prior good faith consultation with Parent, (D) sales of real property owned by the Company or its Subsidiaries in the ordinary course of business or (E) other sales and leases in the ordinary course of business;

(iv) make or authorize capital expenditures, including for property, plant and equipment, except for those (A) that are materially consistent with the Company’s plan that was previously made available to Parent, (B) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident (whether or not covered by insurance) or (C) otherwise in an aggregate amount for all such capital expenditures made pursuant to this clause (C) not to exceed $10 million in the aggregate;

(v) except as permitted under Section 5.01(b)(iv) and except for acquisitions made with Parent’s prior written consent, make any acquisition of, or investment in, any properties, assets, securities or business (including by merger), except in the ordinary course of business (which for the avoidance of doubt and without limitation of the

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foregoing shall be deemed to include any acquisition of inventory in the ordinary course of business and which shall be deemed to exclude any acquisition of capital stock or of a material portion of the assets of any other Person); provided that the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries in connection with all such transactions shall not exceed the applicable amount specified in Section 5.01(b)(v) of the Company Disclosure Letter, it being understood that this Section 5.01(b)(v) shall not permit any acquisition or investment that would reasonably be expected to prevent or materially delay, interfere with, impair or hinder the consummation of the Transactions;

(vi) except (A) in the ordinary course of business consistent with past practice or (B) as required pursuant to the terms of any Company Plans, in each case, in effect on the date of this Agreement or adopted, established, entered into or amended after the date of this Agreement not in violation of this Agreement, (1) grant to any employee any material increase in compensation (including bonus or long-term incentive opportunities), (2) grant to any current or former employee any material increase in severance, retention or termination pay, (3) grant or amend any equity or other incentive awards, (4) hire, appoint or promote any employee whose base salary and target bonus opportunity exceeds $250,000 per annum, hire or appoint any employee to a position at or above the vice president level or promote any employee to a position at or above the director level, (5) establish, adopt, enter into, amend or terminate in any material respect any Labor Agreement or Company Plan or (6) take any action to accelerate any rights or benefits under any Company Plan; provided, however, that the foregoing shall not restrict the Company or any of its Subsidiaries from entering into or making available to newly hired employees or to employees in the context of promotions based on job performance or workplace requirements, in each case, in the ordinary course of business consistent with past practice, plans, agreements, benefits and compensation arrangements (including incentive grants) that have a value that is consistent with the past practice of making compensation and benefits available to newly hired or promoted employees in similar positions;

(vii) make any material changes in financial accounting methods, principles or practices materially affecting the consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except insofar as may be required (A) by GAAP (or any interpretation thereof), (B) by any applicable Law, including Regulation S-X under the Securities Act, or (C) by any Governmental Authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization);

(viii) amend the Company Charter Documents or amend in any material respect the comparable organizational documents of any Subsidiary of the Company;

(ix) grant any Lien (other than Permitted Liens) on any of its material assets other than (A) to secure Indebtedness and other obligations in existence at the date of this Agreement (and required to be so secured by their terms) or permitted under Section 5.01(b)(ii) or (B) to the Company or to a wholly owned Subsidiary of the Company;

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(x) settle any pending or threatened Action against the Company or any of its Subsidiaries, other than settlements of any pending or threatened Action (A) in which the Company or any of its Subsidiaries is named as a nominal defendant, (B) in the ordinary course of business (excluding Hatch-Waxman Act related litigation), (C) with respect to which there is a specific reserve in the balance sheet (or the notes thereto) of the Company as of the Balance Sheet Date included in the Filed SEC Documents for an amount not materially in excess of the amount so reflected or reserved (excluding any amount that would be expected to be paid or reimbursed under insurance policies or for which the Company or any of its Subsidiaries is entitled to indemnification or contribution) or (D) if the amount to be paid by the Company or any of its Subsidiaries in any such settlements does not exceed the applicable amounts specified in Section 5.01(b)(x)(D) of the Company Disclosure Letter (in each case, excluding any amount that would be expected to be paid or reimbursed under insurance policies or for which the Company or any of its Subsidiaries is entitled to indemnification or contribution); provided that no settlement of any pending or threatened Action may: (1) involve any material injunctive or equitable relief, or impose material restrictions, on the business activities of the Company or its Subsidiaries, (2) involve any admission of wrongdoing by the Company or its Subsidiaries, (3) involve the grant of any license, cross-license or similar arrangement by the Company or any of its Subsidiaries with respect to any material Intellectual Property owned by or licensed to the Company or any of its Subsidiaries or (4) impose any restrictions on the use by the Company or any of its Subsidiaries of any material Intellectual Property owned by or licensed to the Company or any of its Subsidiaries;

(xi) except in the ordinary course of business (A) encumber, abandon, fail to diligently prosecute or maintain, transfer, license or otherwise dispose of any right, title or interest in any Registered Company Intellectual Property or other material Intellectual Property, or (B) disclose any material confidential Intellectual Property, in each case, that is owned by or exclusively licensed to the Company or any of its Subsidiaries;

(xii) except in the ordinary course of business, make any material change (or file a request to make any such change) in any method of Tax accounting, any annual Tax accounting period or any material Tax election;

(xiii) except in the ordinary course of business, (A) enter into, terminate or amend any Material Contract or any Permit or (B) enter into any Contract that would be breached by, or require the consent of any third party in order to continue in full force following, consummation of the Transactions;

(xiv) adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization;

(xv) license on-market or in-development products from third parties except in the ordinary course of business; provided that the amount of consideration paid or transferred by the Company and its Subsidiaries (excluding, for the avoidance of doubt, any profit sharing payments, cost sharing payments or royalties) in connection with any such individual license and for all such licenses shall not exceed the applicable amounts

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specified in Section 5.01(b)(xv) of the Company Disclosure Letter, it being understood that this Section 5.01(b)(xv) shall not permit any license that would reasonably be expected to prevent or materially delay, interfere with, impair or hinder the consummation of the Transactions; or

(xvi) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

(c) Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

SECTION 5.02. Solicitation; Change in Recommendation.

(a) Except as permitted by this Section 5.02, the Company shall and shall cause each of its Subsidiaries and its and their officers and directors to, and shall instruct and use its reasonable best efforts to cause its other Representatives to, (i) immediately cease any solicitation, discussions or negotiations with any Persons with respect to a Takeover Proposal that existed on or prior to the date hereof and (ii) from the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, not, directly or indirectly, (A) initiate, solicit, or knowingly encourage (including by way of furnishing non-public information) the submission of any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding (except to notify any Person of the provisions of this Section 5.02), or furnish to any other Person any non-public information in connection with, or for the purpose of, encouraging a Takeover Proposal or (C) enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement providing for a Takeover Proposal. The Company shall promptly request the return or destruction of all information furnished by or on its behalf to any Person and its Representatives with respect to a Takeover Proposal on or prior to the date hereof.

(b) Notwithstanding anything contained in Section 5.02(a) or any other provision of this Agreement to the contrary, if at any time on or after the date hereof and prior to obtaining the Company Shareholder Approval, the Company or any of its Representatives receives an oral or written Takeover Proposal, which Takeover Proposal did not result from any breach of this Section 5.02, (i) the Company and its Representatives may contact and engage in discussions with such Person or group of Persons making the Takeover Proposal or its or their Representatives and financing sources to clarify the terms and conditions thereof or to request that any Takeover Proposal made orally be made in writing or to notify such Person or group of Persons or its or their Representatives and financing sources of the provisions of this Section 5.02 and (ii) if the Board of Directors of the Company or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that any such

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written Takeover Proposal constitutes or could reasonably be expected to result in a Superior Proposal and the failure to take the following actions is reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties under applicable Law, then the Company and any of its Representatives may (x) enter into an Acceptable Confidentiality Agreement with the Person or group of Persons making the Takeover Proposal and furnish pursuant to an Acceptable Confidentiality Agreement information (including non-public information) with respect to the Company and its Subsidiaries to the Person or group of Persons who has made such Takeover Proposal and its or their respective Representatives and financing sources; provided that the Company shall promptly (and in any event within 24 hours) provide to Parent any non-public information concerning the Company or any of its Subsidiaries that is provided to any Person given such access which was not previously provided to Parent or its Representatives and (y) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Takeover Proposal and its or their Representatives and financing sources.

(c) The Company shall promptly (and in any event within 24 hours after knowledge of receipt by an officer or director of the Company) notify Parent in the event that the Company or any of its Subsidiaries or any of its or their Representatives receives a Takeover Proposal and shall disclose to Parent the material terms and conditions of any such Takeover Proposal and the identity of the Person or group of Persons making such Takeover Proposal and shall provide Parent with copies of any documents evidencing or delivered in connection with such Takeover Proposal, and the Company shall keep Parent reasonably informed promptly (and in any event within 24 hours after knowledge of the applicable developments by an officer or director of the Company) of any material developments with respect to any such Takeover Proposal (including any material changes thereto and including by providing copies of any revised or new documents evidencing or delivered in connection with such Takeover Proposal). For the avoidance of doubt, all information provided to Parent pursuant to this Section 5.02(c) will be subject to the terms of the Confidentiality Agreement.

(d) Neither the Board of Directors of the Company nor any committee thereof shall (i) (A) withhold (in the case of the Board of Directors of the Company) or withdraw (or modify in a manner adverse to Parent), or publicly propose to withhold (in the case of the Board of Directors of the Company) or to withdraw (or modify in a manner adverse to Parent), the Company Board Recommendation, (B) in the case of the Board of Directors of the Company, if any Takeover Proposal structured as a tender or exchange offer is commenced, fail to recommend against acceptance of such tender or exchange offer by the Company’s stockholders within ten business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (C) recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any Takeover Proposal (it being understood that the Board of Directors of the Company or any committee thereof may, and may cause the Company to, (x) if any Takeover Proposal structured as a tender or exchange offer is commenced, make a customary “stop, look and listen” communication, or elect to take no position with respect to a Takeover Proposal until such time as a position statement is required pursuant to Rule 14e-2 under the Exchange Act without such communication or election in and of itself being considered an Adverse Recommendation Change or (y) disclose, to the extent that any of the following actions would be otherwise permitted in accordance with the terms of this Agreement, that the Board of Directors of the Company or any committee thereof has determined that a Takeover Proposal constitutes a Superior Proposal, that the Board of Directors of the Company

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or any committee thereof intends to make an Adverse Recommendation Change or that the Company intends to terminate this Agreement to enter into a Company Acquisition Agreement and in each case any material facts and circumstances relating thereto) (any action described in this clause (i), other than the actions in the foregoing clause (x), being referred to as an “Adverse Recommendation Change”), or (ii) authorize, execute or enter into (or cause or permit the Company or any of its Subsidiaries to execute or enter into) any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a Takeover Proposal, other than any Acceptable Confidentiality Agreement (each, a “Company Acquisition Agreement”). Notwithstanding the foregoing or any other provision of this Agreement to the contrary, prior to obtaining the Company Shareholder Approval, but not after, the Board of Directors of the Company or any committee thereof may (I) make an Adverse Recommendation Change or (II) cause the Company to enter into a Company Acquisition Agreement with respect to a Takeover Proposal not solicited in violation of this Section 5.02 and terminate this Agreement pursuant to Section 7.01(d)(ii), in either case if the Board of Directors of the Company or any committee thereof has determined in good faith, after consultation with its financial advisors and outside legal counsel, that (x) in the case of clause (I), failure to take such action is reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties under applicable Law and (y) in the case of clause (II), such Takeover Proposal constitutes a Superior Proposal and the failure to take such action is reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties under applicable Law; provided, however, that the Board of Directors of the Company or any committee thereof shall not, and shall cause the Company not to, take any action set forth in clause (I) or clause (II), unless (1) the Company has given Parent at least five business days’ prior written notice of its intention to take such action (which notice shall specify the reasons therefor and, if relating to a Takeover Proposal, include an unredacted copy of any such Superior Proposal and an unredacted copy of any relevant proposed transaction agreements, the identity of the party making such Superior Proposal and the material terms thereof), (2) the Company has negotiated, and has caused its Representatives to negotiate, in good faith with Parent during such notice period, to the extent Parent wishes to negotiate, to enable Parent to propose in writing a binding offer to effect revisions to the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal (or, if the action set forth in clause (I) does not relate to a Takeover Proposal, such that the failure to effect an Adverse Recommendation Change would not be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties under applicable Law), (3) following the end of such notice period, the Board of Directors of the Company or any committee thereof shall have considered in good faith such binding offer, and shall have determined that the Superior Proposal would continue to constitute a Superior Proposal (or, if the action set forth in clause (I) does not relate to a Takeover Proposal, that the failure to effect an Adverse Recommendation Change would continue to be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties under applicable Law) if the revisions proposed in such binding offer were to be given effect (it being understood that in the event of any change to the financial terms or any other material terms of any such Superior Proposal (or, if the action set forth in clause (I) does not relate to a Takeover Proposal, any material change to the underlying relevant facts and circumstances), this proviso shall again apply (but the five business day period shall instead be two business days); and provided further that any purported termination of this Agreement pursuant to this sentence shall be void and of no force and effect unless the termination is in accordance with Section 7.01 and the Company

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pays or causes to be paid to Parent the applicable Company Termination Fee in accordance with Section 7.03 prior to or concurrently with such termination. The wire instructions for payment of the Termination Fee are attached hereto as Exhibit B.

(e) Nothing in this Section 5.02 or elsewhere in this Agreement shall prohibit the Company or the Board of Directors of the Company or any committee thereof from (i) if any Takeover Proposal structured as a tender or exchange offer is commenced, taking and disclosing to the shareholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the shareholders of the Company that is required by applicable Law or if the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal counsel, that the failure of the Board of Directors of the Company to make such disclosure is reasonably likely to be inconsistent with the Board of Directors’ exercise of their duties to the Company’s shareholders under applicable Law; provided, however, that any such disclosure or statement that constitutes or contains an Adverse Recommendation Change shall be subject to the provisions of Section 5.02(d).

(f) As used in this Agreement, “Acceptable Confidentiality Agreement” means any confidentiality agreement entered into by the Company from and after the date of this Agreement that (i) contains confidentiality provisions that are not less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (except that such confidentiality agreement need not contain a counterpart of the provisions set forth in paragraph 8 of the Confidentiality Agreement or any implicit standstill provisions or otherwise restrict the making of or an amendment or modification to a Takeover Proposal (paragraph 8, together with any such provisions, the “Restrictive Provisions”), or it may contain less restrictive provisions, in either of which events, the applicable Restrictive Provisions of the Confidentiality Agreement shall be deemed to have been deleted or amended to incorporate the less restrictive provisions, as applicable, and except for such changes necessary in order for the Company to be able to comply with its obligations under this Agreement) and (ii) does not restrict the Company from providing the access, information or data required to be provided to Parent pursuant to this Section 5.02.

(g) As used in this Agreement, “Takeover Proposal” shall mean any inquiry, proposal or offer from any Person or group (other than Parent and its Subsidiaries) relating to, in a single transaction or series of related transactions, any direct or indirect (i) acquisition of 15% or more of the consolidated assets of the Company and its Subsidiaries (based on the fair market value thereof, as determined in good faith by the Board of Directors of the Company or any committee thereof), including through the acquisition of one or more Subsidiaries of the Company owning such assets, (ii) acquisition of 15% or more of the outstanding Company Common Shares (or issuance of securities representing more than 15% of the outstanding shares of any class of voting securities of the Company), (iii) tender offer or exchange offer that if consummated would result in any Person or group beneficially owning 15% or more of the outstanding Company Common Shares or (iv) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company pursuant to which such Person or group (or the shareholders of any Person) would acquire, directly or indirectly, 15% or more of the consolidated assets of the Company and its Subsidiaries (based on the fair market value thereof, as determined in good faith by the Board of Directors of the Company or any committee thereof) or 15% or more of the aggregate voting

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power of the Company or of the surviving entity in a merger, consolidation, share exchange or other business combination involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the Transactions; provided, however, that this Agreement and the Transactions shall not be deemed a Takeover Proposal.

(h) As used in this Agreement, “Superior Proposal” shall mean any bona fide written Takeover Proposal that the Board of Directors of the Company or any committee thereof has determined in its good faith judgment after consultation with its financial advisors and outside legal counsel, (i) to be more favorable from a financial point of view to the Company’s shareholders than the Transactions and (ii) is reasonably capable of being completed on the terms proposed, taking into account all legal, regulatory, financial, timing, financing and other aspects of such proposal and of this Agreement; provided that for purposes of the definition of “Superior Proposal”, the references to “15%” in the definition of Takeover Proposal shall be deemed to be references to “50%”.

SECTION 5.03. Efforts. (a) Subject to the terms and conditions of this Agreement, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Transactions, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Transactions, (iii) execute and deliver any additional instruments necessary to consummate the Transactions and (iv) defend or contest in good faith any Action brought by a third party that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Transactions, in the case of each of clauses (i) through (iv), other than with respect to filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, approvals, consents, registrations, permits, authorizations and other confirmations relating to Antitrust Laws, which are dealt with in Sections 5.03(c) and (d) below. For purposes hereof, “Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, all applicable foreign antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(b) In furtherance and not in limitation of the foregoing, the Company and Parent shall each use its reasonable best efforts to (i) take all action necessary to ensure that no Takeover Law is or becomes applicable to any of the Transactions and refrain from taking any actions that would cause the applicability of such Laws and (ii) if the restrictions of any Takeover Law become applicable to any of the Transactions, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated

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by this Agreement and otherwise lawfully minimize the effect of such Takeover Law on the Transactions.

(c) Each of the parties hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as reasonably practicable following the date of this Agreement, and in any event within 10 days following the date hereof, and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties hereto to consummate the Transactions. Without limiting the foregoing, Parent shall promptly take all actions necessary to secure the expiration or termination of any applicable waiting period under the HSR Act or any other Antitrust Law and resolve any objections asserted with respect to the Transactions under the Federal Trade Commission Act or any other applicable Law raised by any Governmental Authority, in order to prevent the entry of, or to have vacated, lifted, reversed or overturned, any Restraint that would prevent, prohibit, restrict or delay the consummation of the Transactions, including (i) (A) executing settlements, undertakings, consent decrees, stipulations or other agreements with any Governmental Authority or with any other Person, (B) selling, divesting or otherwise conveying or holding separate particular assets or categories of assets or businesses of Parent and its Subsidiaries, (C) agreeing to sell, divest or otherwise convey or hold separate any particular assets or categories of assets or businesses of the Company and its Subsidiaries contemporaneously with or subsequent to the Effective Time, (D) permitting the Company to sell, divest or otherwise convey or hold separate any of the particular assets or categories of assets or businesses of the Company or any of its Subsidiaries prior to the Effective Time, (E) terminating existing relationships, contractual rights or obligations of the Company or Parent or their respective Subsidiaries, (F) terminating any joint venture or other arrangement, (G) creating any relationship, contractual right or obligation of the Company or Parent or their respective Subsidiaries or (H) effectuating any other change or restructuring of the Company or Parent or their respective Subsidiaries (and, in each case, entering into agreements or stipulating to the entry of any Judgment by, or filing appropriate applications with, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other Governmental Authority in connection with any of the foregoing and, in the case of actions by or with respect to the Company, by consenting to such action by the Company (including any consents required under this Agreement with respect to such action); provided that any such action may, at the discretion of the Company, be conditioned upon the Closing) and (ii) defending through litigation any claim asserted in court or administrative or other tribunal by any Person (including any Governmental Authority) in order to avoid entry of, or to have vacated or terminated, any Restraint that would prevent the Closing prior to the Outside Date. All such efforts shall be unconditional and shall not be qualified in any manner and no actions taken pursuant to this Section 5.03 shall be considered for purposes of determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur. Parent will not withdraw its initial filing pursuant to the HSR Act or any other Antitrust Law, as the case may be, and refile any of them, unless the Company has consented in advance to such withdrawal and refiling, such consent not to be unreasonably withheld. Parent shall respond to and seek to resolve as promptly as reasonably practicable any objections asserted by any Governmental

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Authority with respect to the Transactions. The Company, Parent and Merger Sub and any of their respective Affiliates shall not take any action with the intention to, or that could reasonably be expected to, hinder or delay the expiration or termination of any waiting period under the HSR Act or the obtaining of approval of the DOJ or FTC as necessary (including, in the case of Parent and Merger Sub, acquiring or merging with any business, Person or division thereof, or entering into a definitive agreement with respect thereto, if doing so could reasonably be expected to have such effect). Nothing in this Agreement shall require any party to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon the Closing. Parent shall (x) control the strategy for obtaining any approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Authority in connection with the Transactions and (y) control the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a Governmental Authority relating to the Transactions and of all other regulatory matters incidental thereto; provided that Parent shall consult and cooperate with the Company with respect to such strategy, positions and requested regulatory action and consider the Company’s views in good faith. Neither Parent nor the Company shall commit to or agree with any Governmental Authority to stay, toll or extend any applicable waiting period under the HSR Act or any other Antitrust Laws or enter into a timing agreement with any Governmental Authority, without the prior written consent of the other party, such consent not to be unreasonably withheld.

(d) Each of the parties hereto shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing, submission or written communication with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the Transactions, including any proceeding initiated by a private person, and allow the other party to review in advance and consider in good faith the views of the other party with respect to such filing, submission, or written communication, (ii) keep the other parties hereto informed in all material respects and on a reasonably timely basis of any material communication received by such party from the FTC, the DOJ or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding any of the Transactions, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other parties hereto with respect to information relating to the other parties hereto and their respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or any Governmental Authority in connection with the Transactions, other than “4(c) documents” as that term is used in the rules and regulations under the HSR Act, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, give the other parties hereto the opportunity to attend and participate in such meetings and conferences.

SECTION 5.04. Public Announcements. Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as

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may be required by applicable Law, Judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system and except for any matters referred to in, and made in compliance with, Section 5.02. The parties hereto agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in the form heretofore agreed to by the parties hereto (the “Announcement”). Notwithstanding the forgoing, this Section 5.04 shall not apply to any press release or other public statement made by the Company or Parent (a) that is consistent with the Announcement and the terms of this Agreement and does not contain any information relating to the Company or the Transactions that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made in the ordinary course of business consistent with past practice and does not relate primarily to this Agreement or the Transactions.

SECTION 5.05. Access to Information; Confidentiality. Subject to applicable Law and any applicable Judgment, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement pursuant to Section 7.01, upon reasonable notice, the Company shall afford to Parent and Parent’s Representatives reasonable access during normal business hours to the Company’s officers, employees, agents, properties, books, Contracts and records (other than any of the foregoing that relate to the negotiation and execution of this Agreement, or, except as expressly provided in Section 5.02, to any Takeover Proposal or any other transactions potentially competing with or alternative to the Transactions or proposals from other parties relating to any competing or alternative transactions that occurred prior to the date hereof or were made in accordance with the terms of this Agreement) and the Company shall furnish promptly to Parent and Parent’s Representatives such information concerning its business, personnel, assets, liabilities and properties as Parent may reasonably request; provided that Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company; provided further, however, that the Company shall not be obligated to provide such access or information if the Company determines, in its reasonable judgment, that doing so is reasonably likely to (i) violate applicable Law or an applicable Judgment, (ii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege or (iii) expose the Company to risk of liability for disclosure of sensitive or personal information. In any such event, the Company shall use its reasonable best efforts to communicate, to the extent feasible, the applicable information in a way that would not violate applicable Law, Judgment or obligation or risk waiver of such privilege or protection or risk such liability, including entering into a joint defense agreement, common interest agreement or other similar arrangement. All requests for information made pursuant to this Section 5.05 shall be directed to the executive officer or other Person designated by the Company. Until the Effective Time, all information provided will be subject to the terms of the letter agreement dated as of November 8, 2016, by and among the Company and Fresenius Kabi USA, LLC (the “Confidentiality Agreement”).

SECTION 5.06. Indemnification and Insurance. (a) From and after the Effective Time, each of Parent and the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, in each case to the fullest extent permissible by applicable Law, (i) jointly and severally indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director, officer, employee or agent of the Company or of a Subsidiary of the Company (each, an “Indemnitee” and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including

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amounts paid in settlement or compromise) and expenses (including reasonable fees and expenses of legal counsel) in connection with any Action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee is or was a director, officer, employee or agent of the Company or such Subsidiary or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer, employee or agent of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a representative of another Person (including any employee benefit plan)), in each case under clause (A) or (B), at, or at any time prior to, the Effective Time (including any Action relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnitee) and (ii) assume (in the case of the Surviving Corporation, in the Merger without any further action) all obligations of the Company and such Subsidiaries to the Indemnitees in respect of indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in the Company Charter Documents and the organizational documents of such Subsidiaries as in effect on the date of this Agreement or in any agreement in existence as of the date of this Agreement providing for indemnification between the Company or any of its Subsidiaries and any Indemnitee. Without limiting the foregoing, Parent, from and after the Effective Time, shall cause, unless otherwise required by Law, the articles of incorporation and bylaws of the Surviving Corporation to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers and indemnification than are set forth as of the date of this Agreement in the Company Charter Documents, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnitees in any material respect. In addition, from the Effective Time, Parent shall, and shall cause the Surviving Corporation to, without requiring a preliminary determination of entitlement to indemnification, advance any expenses (including reasonable fees and expenses of legal counsel) of any Indemnitee under this Section 5.06 (including in connection with enforcing the indemnity and other obligations referred to in this Section 5.06) as incurred to the fullest extent permitted under applicable Law; provided that the individual to whom expenses are advanced provides an undertaking to repay such advances if it shall be determined that such Person is not entitled to be indemnified pursuant to this Section 5.06(a) or applicable Law.

(b) None of Parent or the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual litigation, claim or proceeding relating to any acts or omissions covered under this Section 5.06 (each, a “Claim”) for which indemnification has been sought by an Indemnitee hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnitee from all liability arising out of such Claim or such Indemnitee otherwise consents in writing to such settlement, compromise or consent. Each of Parent, the Surviving Corporation and the Indemnitees shall cooperate in the defense of any Claim and shall provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.

(c) For the six-year period commencing immediately after the Effective Time, the Surviving Corporation shall maintain in effect the Company’s current directors’ and officers’

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liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those Indemnitees who are currently (and any additional Indemnitees who prior to the Effective Time become) covered by the Company’s directors’ and officers’ liability insurance policies on terms and scope with respect to such coverage, and in amount, no less favorable in the aggregate to such individuals than those of such policy in effect on the date of this Agreement (or Parent may substitute therefor policies, issued by reputable insurers, of at least the same aggregate coverage with respect to matters existing or occurring prior to the Effective Time, including a “tail” policy; provided, that if the aggregate annual premium for such insurance exceeds 300% of the annual premium for such insurance as of the date hereof (the “Premium Cap”), then the Surviving Corporation or Parent shall cause to be provided a policy covering such individuals with the best coverage as is then available at a cost up to but not exceeding such Premium Cap. The Company may (or if requested by Parent, the Company shall), in consultation with Parent, purchase, prior to the Effective Time, a six-year prepaid “tail policy” on terms and conditions providing at least substantially equivalent benefits in the aggregate as the current policies of directors’ and officers’ liability insurance maintained by the Company and its Subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering without limitation the Transactions, at an aggregate cost up to but not exceeding the aggregate maximum amount payable pursuant to the proviso above for such six year period. If such prepaid “tail policy” has been obtained by the Company, it shall be deemed to satisfy all obligations to obtain insurance pursuant to this Section 5.06(c) and the Surviving Corporation shall use its reasonable best efforts to cause such policy to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder.

(d) The provisions of this Section 5.06 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Charter Documents, by contract or otherwise. The obligations of Parent and the Surviving Corporation under this Section 5.06 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.06 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.06 applies shall be third party beneficiaries of this Section 5.06).

(e) In the event that (i) Parent, the Surviving Corporation or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any Person, or (ii) Parent or any of its successors or assigns dissolves the Surviving Corporation, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations thereof set forth in this Section 5.06.

(f) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the

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indemnification provided for in this Section 5.06 is not prior to or in substitution for any such claims under such policies.

(g) Parent’s and the Surviving Corporation’s obligations under this Section 5.06 shall continue in full force and effect for a period of six years from the Effective Time; provided, however, that if any Claim (whether arising before, at or after the Effective Time) is brought against an Indemnitee on or prior to the sixth anniversary of the Effective Time, the provisions of this Section 5.06 shall continue in effect until the full and final resolution of such Claim.

SECTION 5.07. Rule 16b-3. Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

SECTION 5.08. Employee Matters. (a) Subject to any applicable Labor Agreements and except as otherwise set forth in this Section 5.08(a), for a period of not less than one year following the Effective Time, Parent shall, and shall cause the Surviving Corporation to, provide each individual who was an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Continuing Employee”) with (i) a base salary that is no less favorable than such Continuing Employee’s base salary as in effect immediately prior to the Effective Time, (ii) severance benefits that are no less favorable than those that would have been provided to such Continuing Employee under the applicable severance benefit plans, programs, policies, agreements and arrangements listed in Section 5.08(a) of the Company Disclosure Letter and (iii) employee benefit plans and arrangements (other than base salary, bonus, commissions, annual incentives and severance benefits) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time. Notwithstanding the foregoing, on or as soon as practicable after the Effective Time, the Surviving Corporation shall or shall cause any of its Subsidiaries to pay each Continuing Employee an amount in respect of such Continuing Employee’s annual bonus, commission or incentive plan award for the plan year in which the Closing occurs; provided that the amount of such payment shall be based upon performance achieved from the commencement of the applicable performance period through the Effective Time, as determined by the Company in its sole discretion prior to the Closing Date, and shall be prorated to reflect the number of days elapsed from the commencement of the applicable performance period through the Closing Date. Following the Effective Time, each Continuing Employee who participates in an annual bonus, commission or incentive plan of the Company immediately prior to the Effective Time shall be entitled to participate in an annual bonus, commission or incentive plan of Parent and/or its relevant Subsidiary(ies) on a basis substantially comparable to similarly situated employees of Parent and/or its relevant Subsidiary(ies) and shall be eligible to receive an annual bonus, commission or incentive plan award for the plan year in which the Closing occurs, in each case in an amount to be determined by Parent or its applicable Subsidiary in accordance with the terms of such plan; provided that the amount of such payment shall be prorated to reflect the number of days elapsed following the Closing Date through the conclusion of the applicable performance period. In addition, each Continuing Employee described in the immediately preceding sentence shall be eligible to receive one or more additional payments in an aggregate amount equal to the shortfall, if any, between (1) the aggregate amount of the annual bonus,

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commission or incentive plan award or awards such Continuing Employee actually received or is owed under the annual bonus, commission or incentive plan of Parent or a Subsidiary of Parent with respect to the period from the Effective Time through December 31, 2018 (including, for the avoidance of doubt, the period from the Effective Time through December 31, 2017 if the Effective Time occurs during 2017) and (2) the annual bonus, commission or incentive plan award or awards such Continuing Employee would have received for such period or periods based on such Continuing Employee’s target annual bonus, commission or incentive plan opportunity and base salary as in effect immediately prior to the Effective Time (such shortfall, the applicable Continuing Employee’s “Aggregate True-Up Amount”); provided that (A) the portion of each Continuing Employee’s Aggregate True-Up Amount that relates to the 2017 performance period (if any) shall be paid as soon as practicable following December 31, 2017, so long as such Continuing Employee remains employed by Parent or a Subsidiary of Parent through such payment date, and (B) the portion of each Continuing Employee’s Aggregate True-Up Amount that relates to the 2018 performance period shall be paid as soon as practicable following December 31, 2018, so long as such Continuing Employee remains employed by Parent or a Subsidiary of Parent through such payment date.

(b) Parent hereby acknowledges that the consummation of the Transactions constitutes a “change in control” or “change of control” (or a term of similar import) for purposes of the Company Plans listed in Section 5.08(b) of the Company Disclosure Letter.

(c) With respect to all employee benefit plans of Parent, the Surviving Corporation or any of their Subsidiaries, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any vacation, paid time-off and severance plans), for all purposes (except as set forth below), including determining eligibility to participate, level of benefits, vesting, benefit accruals and early retirement subsidies, each Continuing Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Subsidiary) shall be treated as service with the Surviving Corporation or any of its Subsidiaries (or in the case of a transfer of all or substantially all the assets and business of the Surviving Corporation, its successors and assigns); provided, however, that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits for the same period of service, (ii) for any purpose under any defined benefit retirement plan, retiree welfare plan, equity-based incentive plan or long-term incentive plan or (iii) for purposes of any plan, program or arrangement (other than as necessary to comply with Section 5.08(a)(ii) of this Agreement) (x) under which similarly situated employees of Parent and its Subsidiaries do not receive credit for prior service or (y) that is grandfathered or frozen, either with respect to level of benefits or participation.

(d) Without limiting the generality of Section 5.08(a), Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by the Surviving Corporation or any of its Subsidiaries in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Plan immediately prior

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to the Effective Time. Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time.

(e) Nothing in this Agreement shall be construed as requiring the Parent or any of its Subsidiaries (including the Surviving Corporation) to retain the employment of any particular employee of the Company or any of its Subsidiaries following the Effective Time. The provisions of this Section 5.08 are solely for the benefit of the parties to this Agreement, and no provision of this Section 5.08 is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise and, except as otherwise explicitly provided for in this Agreement, no current or former director, employee, consultant or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement or have the right to enforce the provisions hereof.

SECTION 5.09. Company ESPP. The Company shall take all action necessary to ensure that (a) no new offering periods under the Company ESPP commence during the period from the date of this Agreement through the Effective Time, (b) the amount of payroll deductions permitted to be made by the participants under the Company ESPP during the current offering period or periods in effect as of the date of this Agreement is not increased beyond the deductions that are scheduled to be made in accordance with payroll deduction elections in effect as of the date of this Agreement, and (c) no individuals shall commence participation in the Company ESPP during the period from the date of this Agreement through the Effective Time. No later than 15 days prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee thereof administering the Company ESPP) shall terminate the Company ESPP (with prior notice to participating employees) in accordance with its terms. In connection with such termination, in the case of any outstanding purchase rights under the Company ESPP, the then-current offering period under the Company ESPP shall end and each participant’s accumulated payroll deductions shall be used to purchase Company Common Shares in accordance with the terms of the Company ESPP, and such Company Common Shares shall be treated the same as all other Company Common Shares in accordance with Section 2.01(c).

SECTION 5.10. Notification of Certain Matters; Shareholder Litigation. Prior to the Effective Time, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of (i) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement or the Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, (ii) any Actions commenced or, to such party’s Knowledge, threatened against such party which relates to this Agreement or the Transactions, (iii) any Material Adverse Effect or any effect, change, event or occurrence that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) any effect, change, event or occurrence that is reasonably likely to result in the failure of any of the conditions set forth in Article VI to be satisfied. The

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Company shall give Parent the opportunity to participate in the defense and settlement of any shareholder litigation against the Company or its directors relating to this Agreement or the Transactions, and no such settlement shall be agreed without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

SECTION 5.11. Parent Vote. (a) Parent shall vote or cause to be voted any Company Common Shares beneficially owned by it or any of its Subsidiaries or with respect to which it or any of its Subsidiaries has the power (by agreement, proxy or otherwise) to cause to be voted, in favor of the approval of this Agreement at any meeting of shareholders of the Company at which this Agreement shall be submitted for approval and at all adjournments or postponements thereof.

(b) Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole shareholder of Merger Sub, will execute and deliver to Merger Sub and the Company a written consent adopting this Agreement in accordance with the LBCA.

SECTION 5.12. Stock Exchange De-listing. Parent shall use its reasonable best efforts to cause the Company Common Shares to be de-listed from NASDAQ and de-registered under the Exchange Act as soon as reasonably practicable following the Effective Time.

SECTION 5.13. Preparation of the Proxy Statement; Shareholders’ Meeting. (a) As promptly as reasonably practicable after the execution of this Agreement and subject to applicable Law, the Company shall prepare the Proxy Statement in preliminary form and file it with the SEC. Subject to Section 5.02, the Board of Directors of the Company shall make the Company Board Recommendation to the Company’s shareholders and shall include such recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning Parent and Merger Sub and their respective Affiliates as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Each of the Company, Parent and Merger Sub shall correct any information provided by it for use in the Proxy Statement as promptly as reasonably practicable if and to the extent such information shall have become false or misleading in any material respect. The Company shall notify Parent promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and shall supply Parent with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to its shareholders as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the shareholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and to propose comments on such document or response, which the Company shall consider in good faith.

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(b) Notwithstanding any Adverse Recommendation Change but subject to Section 5.13(a) and applicable Law and to the extent not prohibited by any Judgment, the Company shall take all necessary actions in accordance with applicable Law, the Company Charter Documents and the rules of NASDAQ to duly call, give notice of, convene and hold a meeting of its shareholders (including any adjournment, recess or postponement thereof, the “Company Shareholders’ Meeting”) for the purpose of obtaining the Company Shareholder Approval, as soon as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement and, prior to the termination of this Agreement in accordance with its terms, shall not submit any Takeover Proposal for approval by the shareholders of the Company. Subject to Section 5.02, the Company shall use its reasonable best efforts to obtain the Company Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may, in its sole discretion, adjourn, recess, or postpone the Company Shareholders’ Meeting (i) after consultation with Parent, to allow reasonable additional time for the filing or mailing of any supplement or amendment to the Proxy Statement that the Company has determined is reasonably likely to be required under applicable Law other than as a result of an action by the Company that is not otherwise permitted by the terms of ths Agreement and for such supplement or amendment to be disseminated and reviewed by the shareholders of the Company in advance of the Company Shareholders’ Meeting, (ii) to the extent required by a court of competent jurisdiction in connection with any proceedings in connection with this Agreement or the Transactions, (iii) if as of the time for which the Company Shareholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient Company Common Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders’ Meeting or (iv) to solicit additional proxies if necessary for the purpose of obtaining the Company Shareholder Approval.

SECTION 5.14. Voting Agreements. The Company shall instruct its transfer agent not to register the transfer of any Subject Shares (as defined in each of the Voting Agreements) made or attempted to be made in violation of any of the Voting Agreements.

ARTICLE VI

Conditions to the Merger

SECTION 6.01. Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction (or written waiver by Parent and the Company, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) No Restraints. No Judgment enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority or any applicable Law (collectively, “Restraints”) in the United States shall be in effect enjoining or otherwise prohibiting consummation of the Merger;

(b) Governmental Consents. The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or early termination thereof shall have been granted; and

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(c) Company Shareholder Approval. The Company Shareholder Approval shall have been obtained.

SECTION 6.02. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger shall be subject to the satisfaction (or written waiver by Parent, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company (i) set forth in Section 3.01(a), Section 3.02(a), Section 3.02(b), Section 3.03(a)-(c), Section 3.14 and Section 3.20 shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same effect as though made as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (ii) set forth in this Agreement, other than in those Sections specifically identified in clause (i) of this paragraph, shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the date hereof and as of the Closing Date with the same effect as though made as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (ii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(b) Compliance with Covenants. The Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it at or prior to the Effective Time under this Agreement and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect; and

(c) No Material Adverse Effect. Since the date of this Agreement there shall not have occurred and be continuing any effect, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

SECTION 6.03. Conditions to the Obligations of the Company. The obligations of the Company to effect the Merger shall be subject to the satisfaction (or written waiver by the Company, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality” and words of similar import set forth therein) as of the date hereof and as of the Closing Date with the same effect as though made as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the Transactions. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect; and

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(b) Compliance with Covenants. Parent and Merger Sub shall have complied with or performed in all material respects their obligations required to be complied with or performed by them at or prior to the Effective Time under this Agreement and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.

ARTICLE VII

Termination

SECTION 7.01. Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time (except as otherwise expressly noted), whether before or after receipt of the Company Shareholder Approval:

(a) by the mutual written consent of the Company and Parent;

(b) by either of the Company or Parent:

(i) if the Effective Time shall not have occurred on or prior to April 24, 2018 (as such date may be extended pursuant to the immediately succeeding proviso, the “Outside Date”); provided that if on the Outside Date any of the conditions set forth in Section 6.01(b) or Section 6.01(a) (to the extent relating to the matters set forth in Section 6.01(b)) shall not have been satisfied but all other conditions set forth in Article VI shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), then the Outside Date shall be automatically extended to July 24, 2018, and such date shall become the Outside Date for purposes of this Agreement; provided, further, that if the Outside Date shall have been extended pursuant to the preceding proviso and on the extended Outside Date any of the conditions set forth in Section 6.01(b) or Section 6.01(a) (to the extent relating to the matters set forth in Section 6.01(b)) shall not have been satisfied but all other conditions set forth in Article VI shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), and Parent is then actively engaged in actions required to discharge its obligations under the second sentence of Section 5.03(c), then Parent shall have the right to extend the Outside Date to October 24, 2018, and, if so extended, such date shall become the Outside Date for purposes of this Agreement; provided, further, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party if the breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement has been a principal cause of or resulted in the events specified in this Section 7.01(b)(i) (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso);

(ii) if any Restraint in the United States having the effect set forth in Section 6.01(a) shall be in effect and shall have become final and nonappealable; provided that

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the party seeking to terminate this Agreement pursuant to this Section 7.01(b)(ii) shall have used the required efforts to prevent the entry of and to remove such Restraint in accordance with its obligations under this Agreement; or

(iii) if the Company Shareholders’ Meeting (including any adjournments or postponements thereof) shall have concluded and the Company Shareholder Approval shall not have been obtained;

(c) by Parent:

(i) if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) and (B) is incapable of being cured or, if capable of being cured by the Outside Date, the Company (x) shall not have commenced good faith efforts to cure such breach or failure to perform within 30 calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 7.01(c)(i) and the basis for such termination or (y) is not thereafter continuing to take good faith efforts to cure such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements hereunder; or

(ii) if the Board of Directors of the Company or a committee thereof shall have made an Adverse Recommendation Change; or

(d) by the Company:

(i) if either Parent or Merger Sub shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(b) and (B) is incapable of being cured or, if capable of being cured by the Outside Date, Parent and Merger Sub (x) shall not have commenced good faith efforts to cure such breach or failure to perform within 30 calendar days following receipt by Parent or Merger Sub of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d)(i) and the basis for such termination or (y) are not thereafter continuing to take good faith efforts to cure such breach or failure to perform; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder; or

(ii) prior to receipt of the Company Shareholder Approval, in connection with entering into a Company Acquisition Agreement in accordance with Section 5.02(d)(II);

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provided that prior to or concurrently with such termination the Company pays or causes to be paid the Company Termination Fee due under Section 7.03(a).

SECTION 7.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Sections 7.02 and 7.03, Article VIII and the Confidentiality Agreement, all of which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub or the Company or their respective directors, officers and Affiliates, except subject to Section 7.03(b) no such termination shall relieve any party from liability for damages to another party resulting from a knowing and intentional breach of this Agreement or from fraud.

SECTION 7.03. Termination Fee. (a) In the event that:

(i) this Agreement is terminated by the Company or Parent pursuant to Section 7.01(b)(i) or Section 7.01(b)(iii); provided that (A) a Takeover Proposal shall have been publicly made, proposed or communicated by a third party after the date of this Agreement and not withdrawn prior to, in the case of a termination pursuant to Section 7.01(b)(iii), the earlier of the completion of the Company Shareholders’ Meeting (including any adjournment or postponement thereof) and the time this Agreement is terminated or in the case of a termination under Section 7.01(b)(i), the time this Agreement is terminated and (B) within 12 months of the date this Agreement is terminated, the Company enters into a definitive agreement with respect to a Takeover Proposal (whether or not such Takeover Proposal was the same Takeover Proposal referred to in clause (A) and such Takeover Proposal is subsequently consummated (even if after the 12 month period)); provided that, for purposes of clauses (B) and (C) of this Section 7.03(a)(i), the references to “15%” in the definition of Takeover Proposal shall be deemed to be references to “50%”; or

(ii) this Agreement is terminated (A) by Parent pursuant to Section 7.01(c)(ii) or (B) by the Company pursuant to Section 7.01(d)(ii);

then, in any such event under clause (i) or (ii) of this Section 7.03(a), the Company shall pay, or cause to be paid, the Company Termination Fee to Parent or its designee by wire transfer of same-day funds (x) in the case of Section 7.03(a)(ii)(A), within two business days after such termination, (y) in the case of Section 7.03(a)(ii)(B), prior to or concurrently with such termination or (z) in the case of Section 7.03(a)(i), within two business days after the consummation of the Takeover Proposal referred to therein; it being understood that in no event shall the Company be required to pay or cause to be paid the Company Termination Fee on more than one occasion.

As used herein, “Company Termination Fee” shall mean a cash amount equal to $129,000,000.

(b) In the event that this Agreement is terminated and the Company Termination Fee is paid to Parent in circumstances for which such fee is payable pursuant to Section 7.03(a), payment of the Company Termination Fee shall be the sole and exclusive monetary damages

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remedy of Parent, Merger Sub and their respective Subsidiaries and any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates against the Company and its Subsidiaries and any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates (collectively, “Company Related Parties”) for any loss suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise (so long as, in the event that this Agreement was terminated by the Company, such termination was in accordance with the applicable provisions of this Agreement), and, subject as aforesaid, upon payment of such amount none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions.

ARTICLE VIII

Miscellaneous

SECTION 8.01. No Survival of Representations and Warranties. None of the representations or warranties in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement contained in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement that by its terms applies in whole or in part after the Effective Time.

SECTION 8.02. Amendment or Supplement. Subject to compliance with applicable Law, at any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement of the parties hereto; provided, however, that following receipt of the Company Shareholder Approval, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the shareholders of the Company without such approval.

SECTION 8.03. Extension of Time, Waiver, Etc. At any time prior to the Effective Time, Parent and the Company may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing); provided, however, that following receipt of the Company Shareholder Approval and prior to the Effective Time, there shall be no waiver or extension of this Agreement that (x) decreases the Merger Consideration, (y) modifies the articles of incorporation of the Surviving Corporation except as permitted by applicable Law or (z) that adversely affects the rights of the shareholders of the Company, in each case of clauses (x), (y) and (z) without such approval. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

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SECTION 8.04. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 8.04 shall be null and void.

SECTION 8.05. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

SECTION 8.06. Entire Agreement; No Third Party Beneficiaries. This Agreement, including the Company Disclosure Letter, together with the Confidentiality Agreement, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder, except for: (i) if the Effective Time occurs, the right of the Company’s shareholders to receive the Merger Consideration in accordance with Article II; (ii) if the Effective Time occurs, the right of the holders of Company Stock Options and Company RSUs to receive such amounts as provided for in Section 2.03; (iii) if the Effective Time occurs, the rights of the Indemnitees set forth in Section 5.06 of this Agreement; and (iv) the rights of the Company Related Parties set forth in Section 7.03(b), which are intended for the benefit of the Persons and shall be enforceable by the Persons referred to respectively in clauses (i) through (iv) above.

SECTION 8.07. Governing Law; Jurisdiction. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles (except that the procedures of the Merger and matters relating to the fiduciary duties of the Board of Directors of the Company shall be subject to the internal laws of the State of Louisiana).

(b) All Actions arising out of or relating to this Agreement or the Transactions shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) (such courts, the “Delaware Courts”). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of the Delaware Courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action brought in the Delaware Courts, (iii) agree to not contest the jurisdiction of the Delaware Courts in any such Action, by motion or otherwise and (iv) agree to not bring any Action arising out of or relating to this Agreement or the Transactions in any

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court other than the Delaware Courts, except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 8.07(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by Federal Express, UPS, DHL or similar courier service to the address set forth in Section 8.10 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

SECTION 8.08. Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the Transactions. Subject to the following sentence, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8.07(b) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Transactions and without that right neither the Company nor Parent would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.08 shall not be required to provide any bond or other security in connection with any such order or injunction.

SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY

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AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.09.

SECTION 8.10. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed) or sent by Federal Express, UPS, DHL or similar courier service (providing proof of delivery) to the parties at the following addresses:

If to Parent, Merger Sub or FK Parent, to it at:

Fresenius Kabi USA, LLC

Three Corporate Drive

Lake Zurich, Illinois 60047
Attention: Jack C. Silhavy
Facsimile: +1 847 550 2920
Email: Jack.Silhavy@fresenius-kabi.com

with a copy (which shall not constitute notice) to:

Allen & Overy LLP

1221 Avenue of the Americas
New York, NY 10020

Attention: Eric S. Shube, Esq.
Facsimile: 212-610-6399
Email: eric.shube@allenovery.com

If to the Company, to it at:

Akorn, Inc.
1925 West Field Court
Suite #300
Lake Forest, Illinois 60045
Attention: General Counsel
Facsimile: (866) 468-0750
Email: joe.bonaccorsi@akorn.com

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with copies (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attention:	Robert I. Townsend III, Esq.
O. Keith Hallam, III, Esq.
Facsimile:	212-474-3700
Email:	rtownsend@cravath.com
khallam@cravath.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

SECTION 8.11. Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

SECTION 8.12. Definitions. (a) As used in this Agreement, the following terms have the meanings ascribed thereto below:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“business day” means a day except a Saturday, a Sunday or other day on which the SEC, banks in the City of New York or the Secretary of State are authorized or required by Law to be closed.

“Commonly Controlled Entity” means any person or entity that, together with the Company or any of its Subsidiaries, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Company Charter Documents” means the Company’s articles of incorporation and bylaws, each as amended to the date of this Agreement.

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“Company Lease” means any lease, sublease, sub-sublease, license and other agreement under which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property.

“Company Plan” means each plan, program, policy, agreement or other arrangement covering current or former employees, directors or consultants, that is (i) an employee welfare plan within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA), (ii) an employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not subject to ERISA), other than any plan which is a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), (iii) a stock option, stock purchase, stock appreciation right or other stock-based agreement, program or plan, (iv) an individual employment, consulting, severance, retention or other similar agreement or (v) a bonus, incentive, deferred compensation, profit-sharing, retirement, post-retirement, vacation, severance or termination pay, benefit or fringe benefit plan, program, policy, agreement or other arrangement, in each case that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes or is obligated to contribute to or has or may have any liability, other than any plan, program, policy, agreement or arrangement mandated by applicable Law.

“Company Stock Option Plans” means the Amended and Restated Company 2014 Stock Option Plan and Amended and Restated Company 2003 Stock Option Plan.

“Credit Agreement” means the Credit Agreement dated as of April 17, 2014, as amended, supplemented or otherwise modified from time to time prior to the date hereof, among the Company, as borrower, the lenders party thereto and JPMorgan Chase Bank, as administrative agent.

“Encumbrance” means any mortgage, deed of trust, lease, license, condition, covenant, restriction, hypothecation, option to purchase or lease or otherwise acquire any interest, right of first refusal or offer, conditional sale or other title retention agreement, adverse claim of ownership or use, easement, encroachment, right-of-way or other title defect, third-party right or encumbrance of any kind or nature.

“Environmental Laws” means Laws relating to pollution or the protection of the environment or natural resources or human exposure to hazardous or toxic substances in the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission or authority or other legislative, executive or judicial

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governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Hazardous Substances” means any substance, material or other matter (i) for which liability is imposed causing harm to human health or the environment, or (ii) which is otherwise regulated in any way, or for which standards of conduct are imposed, by any Governmental Authority, in each of cases (i) and (ii) under any Environmental Law.

“Healthcare Regulatory Authority” means the FDA, the DEA or any other federal, state, local or foreign Governmental Authority (such as EMEA and Health Canada) that is concerned with or regulates the marketing, sale, use, handling and control, safety, efficacy, reliability or manufacturing of drug or biological products or medical devices or is concerned with or regulates public health care programs.

“Healthcare Regulatory Authorizations” means all approvals, clearances, authorizations, registrations, certifications, licenses and permits granted by any Healthcare Regulatory Authority, including all investigational new drug applications and new drug applications.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.

“Information Privacy and Security Laws” means all Laws and self-regulatory guidelines that apply to the Company or any of its Subsidiaries concerning the privacy, protection or security of Personal Information, including, where applicable, the Health Insurance Portability and Accountability Act of 1996 (as amended by the Health Information Technology for Economic and Clinical Health Act), state data breach notification Laws and any European Union member state Laws implementing the European Union Directive 95/46/EC or, after May 24, 2018, the European Union General Data Protection Regulation 2016/679.

“Intellectual Property” means all intellectual property and other similar proprietary rights, title and interests in any jurisdiction, whether registered or unregistered, including such rights, title and interests in and to: any patent (including all reissues, divisions, continuations, continuations-in-part and extensions thereof), patent application and invention; any trademark (including any service mark), trademark registration, trademark application, logo, trade dress, trade name, business name and brand name, and all goodwill associated with any of the foregoing; any copyright, copyright registration, design, design registration, database rights, work of authorship, and computer program or other code and related documentation ; any internet domain name; and any trade secret, confidential know-how, discoveries, formulas, methods, processes, technical data, research and development information, or other confidential and proprietary information.

“IRS” means the Internal Revenue Service.

“Knowledge” means (i) with respect to the Company, the actual knowledge of the individuals listed on Section 8.12 of the Company Disclosure Letter after having made reasonable inquiry of those employees of the Company and its Subsidiaries primarily responsible for, or who would otherwise be expected to know about, such matters and (ii) with respect to

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Parent or Merger Sub, the actual knowledge of any of the officers or directors of Parent or Merger Sub after having made reasonable inquiry of those employees of Parent and its Subsidiaries primarily responsible for, or who would otherwise be expected to know about, such matters.

“Lien” means any pledge, lien, charge, Encumbrance or security interest of any kind or nature.

“Material Adverse Effect” means any effect, change, event or occurrence that, individually or in the aggregate (i) would prevent or materially delay, interfere with, impair or hinder the consummation of the Transactions or the compliance by the Company with its obligations under this Agreement or (ii) has a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred, is continuing or would reasonably be expected to occur: any effect, change, event or occurrence (A) generally affecting (1) the industry in which the Company and its Subsidiaries operate or (2) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, monetary policy or inflation, or (B) to the extent arising out of, resulting from or attributable to (1) changes or prospective changes in Law or in GAAP or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory, political or social conditions, (2) the negotiation, execution, announcement or performance of this Agreement or the consummation of the Transactions (other than for purposes of any representation or warranty contained in Sections 3.03(c) and 3.04), including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any litigation arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement or the Transactions, (3) acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, (4) pandemics, earthquakes, floods, hurricanes, tornados or other natural disasters, weather-related events, force majeure events or other comparable events, (5) any action taken by the Company or its Subsidiaries that is required by this Agreement or at Parent’s written request, (6) any change or prospective change in the Company’s credit ratings, (7) any decline in the market price, or change in trading volume, of the shares of the Company or (8) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (6), (7) and (8) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided by clause (A) and clauses (B)(1) through (8) hereof) is a Material Adverse Effect); provided further, however, that any effect, change, event or occurrence referred to in clause (A) or clauses (B)(3) or (4) may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect to the extent such effect, change, event or occurrence has a disproportionate adverse affect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the

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Company and its Subsidiaries operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect).

“Permitted Encumbrances” means (i) easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business and which, individually or in the aggregate, do not and would not reasonably be expected to materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, (ii) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such real property and (iii) Permitted Liens.

“Permitted Liens” means (i) statutory Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings, (ii) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or which arise in the ordinary course of business, (iii) Liens securing payment, or any obligation, with respect to outstanding Indebtedness so long as there is no event of default under such Indebtedness, (iv) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business, (v) Liens discharged at or prior to the Effective Time and (vi) such other Liens, Encumbrances or imperfections that do not materially detract from the value of or materially impair the existing use of the asset or property affected by such Lien, Encumbrance or imperfection.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Personal Information” means (i) any information or data that is governed, regulated or protected by one or more applicable Information Privacy and Security Law, and (ii) any confidential information or data that the Company or any of its Subsidiaries receives, creates, transmits or maintains in any form.

“Registered Company Intellectual Property” means all patents, patent applications, registered copyrights, applications to register copyrights, registered marks (including trademarks, service marks, and trade dress, to the extent registered), applications to register marks and registered domain names that are owned by the Company or any of its Subsidiaries.

“Representatives” means, with respect to any Person, its officers, directors, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, Affiliates and other representatives.

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“Significant Subsidiary” means each of the Company’s “significant subsidiaries” (as such term is defined in Section 1-02 of Regulation S-X under the Exchange Act).

“Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Transactions” means, collectively, the transactions contemplated by this Agreement, including the Merger, and the Voting Agreements.

The following terms are defined on the page of this Agreement set forth after such term below:

Terms Not Defined in this Section 8.12	Section

Acceptable Confidentiality Agreement	5.02(f)
Action	3.07
Adverse Recommendation Change	5.02(d)
Aggregate True-Up Amount	5.08(a)
Agreement	Preamble
Announcement	5.04
Antitrust Laws	5.03(a)
Articles of Merger	1.03
Balance Sheet Date	3.05(c)
Bankruptcy and Equity Exception	3.03(a)
Book Entry Share	2.01(c)
Capitalization Date	3.02(a)
Certificate	2.01(c)
Claim	5.06(b)
Closing	1.02
Closing Date	1.02
Code	2.02(g)
Company	Preamble
Company Acquisition Agreement	5.02(d)
Company Board Recommendation	3.03(b)
Company Common Shares	2.01
Company Disclosure Letter	Article III
Company ESPP	3.02(a)
Company Preferred Shares	3.02(a)
Company Related Parties	7.03(b)
Company RSU	2.03(b)
Company SEC Documents	3.05(a)
Company Securities	3.02(b)
Company Shareholder Approval	3.03(c)

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Terms Not Defined in this Section 8.12	Section

Company Shareholders’ Meeting	5.13(b)
Company Stock Option	2.03(a)
Company Termination Fee	7.03(a)(ii)
Confidentiality Agreement	5.05
Continuing Employee	5.08(a)
Contract	3.03(d)
DOJ	5.03(c)
Effective Time	1.03
Exchange Act	3.04
Exchange Fund	2.02(a)
FDA	3.18(a)
FDCA	3.18(e)
Filed SEC Documents	Article III
FK Disclosure Letter	Article IV
FTC	5.03(c)
Delaware Courts	8.07(b)
Indebtedness	5.01(b)(ii)
Indemnitee	5.06(a)
Indemnitees	5.06(a)
Judgment	3.07
Laws	3.08
LBCA	Recitals
Material Contract	3.16(a)
Merger	Recitals
Merger Consideration	2.01(c)
Merger Sub	Preamble
NASDAQ	3.04
Outside Date	7.01(b)(i)
Owned Real Property	3.15
Parent	Preamble
Paying Agent	2.02(a)
Permits	3.08
Premium Cap	5.06(c)
Proxy Statement	3.04
Restraints	6.01(a)
SEC	3.04
Secretary of State	1.03
Securities Act	3.02(c)
Voting Agreements	Preamble
Superior Proposal	5.02(h)
Surviving Corporation	1.01
Takeover Law	3.14(b)
Takeover Proposal	5.02(g)
Tax	3.09(n)

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Terms Not Defined in this Section 8.12	Section

Tax Returns	3.09(n)

SECTION 8.13. Fees and Expenses. Whether or not the Transactions are consummated, all fees and expenses incurred in connection with this Agreement, the Voting Agreements and the Transactions shall be paid by the party incurring or required to incur such fees or expenses, except as otherwise expressly set forth in this Agreement.

SECTION 8.14. Performance Guaranty. Parent hereby guarantees the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Merger Sub under this Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with following the Effective Time by the Surviving Corporation.

SECTION 8.15. Interpretation. (a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “made available to Parent” and words of similar import refer to documents (A) posted to the Merrill Datasite by or on behalf of the Company by 10:00 a.m. (New York City time) on April 23, 2017 or (B) delivered in person or electronically to Parent, Merger Sub or their respective Representatives by 10:00 a.m. (New York City time) on April 23, 2017. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The occurrence of any effect, change, event or occurrence set forth in clause (B)(2) of the definition of Material Adverse Effect shall not be deemed to constitute the operation of the business of the Company and its Subsidiaries outside the ordinary course. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to

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“dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

SECTION 8.16. FK Parent Undertaking. FK Parent will cause Parent to comply with its obligations under this Agreement. FK Parent hereby makes the representations and warranties in Article IV of this Agreement, mutatis mutandis, with respect to its obligations under this Section 8.16.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

FRESENIUS KABI AG,

by
/s/ Philipp Schulte-Noelle
Name: Philipp Schulte-Noelle
Title: Chief Financial Officer & Chief Compliance Officer

by
/s/ John R. Ducker
Name: John R. Ducker
Title: President, Region North America

QUERCUS ACQUISITION, INC.,

by
/s/ Steven J. Adams
Name: Steven J. Adams
Title: Chief Financial Officer & Treasurer

by
/s/ Jack C. Silhavy
Name: Jack C. Silhavy
Title: Secretary

SOLELY FOR PURPOSES OF ARTICLE VIII: FRESENIUS SE & cO. KGAA, Represented by Fresenius Management SE, as General Partner,
by
/s/ Stephan Sturm
Name: Stephan Sturm
Title: Chief Executive Officer

by
/s/ Mats Henriksson
Name: Mats Henriksson
Title: Chief Executive Officer, Fresenius Kabi AG

[Signature Page to the Agreement and Plan of Merger]

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akorn, inc.

by
/s/ Rajat Rai
Name: Rajat Rai
Title: Chief Executive Officer

[Signature Page to the Agreement and Plan of Merger]

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RESTATED ARTICLES OF INCORPORATION

OF

AKORN, INC.

AKORN, INC., a Louisiana corporation (the “Corporation”), through its undersigned President and Chief Executive Officer, and by authority of its Board of Directors, does hereby certify the following:

FIRST: Each amendment to the Articles of Incorporation of the Corporation has been effected in conformity with law.

SECOND: The date of incorporation of the Corporation was January 20, 1971, and the date of these Restated Articles of Incorporation is [•].

THIRD: Pursuant to Section 1.05 of the Agreement and Plan of Merger by and among Fresenius Kabi AG, Quercus Acquisition, Inc., the Corporation and Fresenius SE & Co. KGaA (solely for purposes of Article VIII thereof) dated as of April 24, 2017 (the “Merger Agreement”), at the Effective Time (as defined in the Merger Agreement) the Restated Articles of Incorporation of the Corporation shall be amended as follows:

ARTICLE I

NAME

The name of the Corporation is Akorn, Inc.

ARTICLE II

OBJECTS AND PURPOSES

The purpose of the corporation is to engage in any lawful activity permitted under the Louisiana Business Corporation Act.

ARTICLE III

DURATION

The duration of the Corporation shall be perpetual.

ARTICLE IV

REGISTERED OFFICE AND REGISTERED AGENTS

The registered office of the Corporation is located at One Lakeway Center, Suite 1470, 3900 North Causeway Boulevard, Metairie, Louisiana 70002, which shall continue as the registered office of the Corporation until changed by the Board of Directors in the manner required by law.

The name and address of the registered agent for the service of process of the Corporation is P. Keith Daigle, One Lakeway Center, Suite 1470, 3900 North Causeway Boulevard, Metairie, Louisiana 70002.

ARTICLE V

AUTHORIZED CAPITAL

The Corporation shall have the authority to issue an aggregate of 100 common shares, no par value per share.

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ARTICLE VI

DIRECTORS

Unless and until otherwise provided in the by-laws, all of the corporate powers of the Corporation shall be vested in and all the business and affairs of the Corporation shall be managed by a Board of Directors, which shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors.

The Board of Directors shall have authority to make and alter the by-laws, fix their own qualifications, classification, or terms of office and fix or increase their compensation, subject to the power of the shareholders to change or repeal the by-laws so made.

Unless or until otherwise provided in the by-laws, the Directors shall hold office until their successors have been duly elected and qualified, and the number, qualification, classification, terms of office, manner of election, time and places of meetings and powers and duties of the Directors shall be as from time to time fixed by the by-laws.

Any vacancy occurring on the Board of Directors shall be filled for the unexpired term by the remaining members of the said Board though less than a quorum.

Each Director shall hold office until a successor is elected at the Annual Shareholders’ Meeting.

ARTICLE VII

OFFICERS

The Officers of the Corporation shall include a President, one or more Vice Presidents, a Secretary, a Treasurer and such other Officers as the Board may appoint from time to time. Any two Offices may be held by one person.

The failure to hold the annual meeting of the shareholders or the failure to elect Directors or the failure of the Directors to elect Officers, shall not dissolve the Corporation, but the Directors and Officers then in office shall remain in office until their successors have been duly elected and installed.

ARTICLE VIII

SHAREHOLDERS’ MEETINGS

All shareholders’ meetings, annual or special, shall be held in accordance with the laws of the State of Louisiana unless changed by the by-laws of the Corporation, and at all shareholders’ meetings a majority of the votes entitled to be cast shall constitute a quorum. Shareholders may vote at shareholders’ meetings either in person or by proxy. However, whenever the vote of shareholders is necessary to authorize or constitute corporate action, it may be so authorized and evidenced without the necessity of a meeting by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

ARTICLE IX

These articles of incorporation may be amended and the capital of the Corporation may be increased or decreased, or the Corporation may be dissolved, in the method and manner provided by law.

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ARTICLE X

No shareholder of the Corporation shall ever be held liable or responsible for the contracts or faults of the Corporation in any further sum than the unpaid balance of the shares for which he has subscribed, nor shall any mere informality in organization have the effect of rendering these articles of incorporation null or of exposing shareholders to any liability other than as above provided.

ARTICLE XI

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

The Directors and Officers of the Corporation, all former directors and officers of the Corporation and all of their respective heirs, executors, administrators, and assigns, shall be entitled to the benefit of Section 832(D) of the Louisiana Business Corporation Act. To the fullest extent that Section 832 of the Louisiana Business Corporation Act or any other law of the State of Louisiana, or the provisions of the articles of incorporation or any applicable law, in each case as in effect immediately prior to the effective date of this Article XI, permits the limitation or elimination of the liability of Directors or Officers, none of the Directors or Officers of the Corporation, the former directors and officers of the Corporation or any of their respective heirs, executors, administrators, and assigns shall be liable to the Corporation or its shareholders for money damages for any action taken, or any failure to take action, whether such action or failure to take action occurred before or after the effective date of this Article XI.

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Annex B

VOTING AGREEMENT dated as of April 24, 2017 (this “Agreement”), among FRESENIUS KABI AG, a German stock corporation (“Parent”), and each of the individuals AND OTHER PARTIES listed on Schedule A attached hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS Parent, Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Akorn, Inc., a Louisiana corporation (the “Company”), and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares, have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS each Shareholder is the record or beneficial owner of the number of shares of Company Common Shares set forth opposite such Shareholder’s name on Schedule A (such shares of the Company, the “Original Shares”, and together with any New Shares (as defined below) but excluding the Excluded Shares (as defined on Schedule A), the “Subject Shares”); and

WHEREAS as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, each party hereto agrees as follows:

SECTION 1. Representations and Warranties of Each Shareholder. Each Shareholder jointly and severally hereby represents and warrants to Parent as follows:

(a) Organization; Authority; Execution and Delivery; Enforceability. If such Shareholder is not a natural person, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Shareholder has the legal capacity and all necessary corporate, company, partnership or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by such Shareholder of this Agreement, and the consummation by it of the transactions contemplated by this Agreement, have been duly authorized by its governing body, members, stockholders or trustees, as applicable, and no other corporate, company, partnership or other action on the part of such Shareholder or any manager or partner thereof is necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement and the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and

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binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) No Conflicts; Consents. Neither the execution and delivery of this Agreement by such Shareholder, nor the consummation by such Shareholder of the transactions contemplated by this Agreement, nor performance or compliance by such Shareholder with any of the terms or provisions hereof, will (i) if such Shareholder is not a natural person, conflict with or violate any provision of any certificate of incorporation, bylaws or trust (or similar organizational documents) of such Shareholder, (ii) (x) violate any Law or Judgment applicable to such Shareholder or to such Shareholder’s properties or assets (including such Shareholder’s Subject Shares), (y) violate or constitute a breach of or default (with or without notice of lapse of time, or both) under or give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit under, any Contract to which such Shareholder is a party or by which any of the properties or assets of such Shareholder (including such Shareholder’s Subject Shares) is bound or subject or (z) result in the creation of any Lien (other than Permitted Lien) on any properties or assets of such Shareholder, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority (“Consent”) is necessary for the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(c) Ownership. Such Shareholder is the beneficial owner of the number of Original Shares set forth opposite such Shareholder’s name on Schedule A and the Excluded Shares, and such Shareholder’s Original Shares and the Excluded Shares constitute all of the shares of Company Common Shares held of record, beneficially owned or for which voting power or disposition power is held by such Shareholder as of the date hereof (excluding, for the avoidance of doubt, any shares held by the John and Editha Kapoor Charitable Foundation as of the date of this Agreement). Such Shareholder has good and marketable title, free and clear of any Liens, to those Original Shares of which such Shareholder is the record owner. Such Shareholder has the right to vote those Original Shares of which such Shareholder is the beneficial owner but not the owner of record. Such Shareholder does not own, of record or beneficially, (i) any shares of capital stock of the Company other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company, other than those set forth opposite such Shareholder’s name on Schedule B. Such Shareholder has the sole right to vote and Transfer such Shareholder’s Original Shares, and none of such Shareholder’s Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Shareholder’s Original Shares that would in any way limit the ability of such

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Shareholder to perform its obligations hereunder, except as set forth in Section 3 of this Agreement.

(d) Absence of Litigation. As of the date hereof, there is no action, claim, suit, proceeding or investigation before or by any Governmental Authority or arbitrator or any judgment, order, legal requirement or injunction pending or, to the knowledge of such Shareholder, threatened against or affecting such Shareholder that would reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform such Shareholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(e) Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub’s willingness to enter into the Merger Agreement is subject to such Shareholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows: Parent has all necessary corporate or other applicable power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The Management Board of Parent has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated by this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn. No other corporate action (including any shareholder vote or other action) on the part of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming due authorization (in the case of each Shareholder that is not a natural person), execution and delivery hereof by each Shareholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. Neither the execution and delivery of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated by this Agreement, nor performance or compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable charter or organizational documents of Parent or (ii) (x) violate any Law or Judgment applicable to Parent or any of its Subsidiaries or (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries are a party or accelerate Parent’s or any of its Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No Consent is necessary for the execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

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SECTION 3. Covenants of Each Shareholder. During the term of this Agreement, each Shareholder severally and not jointly covenants and agrees as to itself as follows:

(a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any postponement or adjournment thereof, and in any other circumstances upon which a vote, consent, adoption or other approval with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or any Takeover Proposal, is sought, such Shareholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Shareholder’s Subject Shares (A) in favor of, and shall consent to (or cause to be consented to), the approval of the Merger Agreement and of the Merger and each of the other transactions contemplated by the Merger Agreement and any related proposal in furtherance of the foregoing, including in favor of any proposal to adjourn or postpone to a later date any meeting of the shareholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the shareholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (B) against any Takeover Proposal; provided that, in each case, the Merger Agreement shall not have been amended or modified without such Shareholder’s consent to (1) decrease the Merger Consideration or (2) change the form of Merger Consideration. Any vote required to be cast or consent required to be executed pursuant to this Section 3(a) shall be cast or given by such Shareholder in accordance with such procedures relating thereto so as to reasonably expect that it is duly counted, including for purposes of determining whether a quorum is present. The obligations of this Section 3(a) shall apply whether or not the Merger or any action described above is recommended by the Board of Directors of the Company (or any committee thereof).

(b) Such Shareholder shall not, and shall not commit or agree to, directly or indirectly, sell, transfer, pledge, exchange, assign, tender, encumber, hypothecate or otherwise dispose of (including by gift, merger (including by conversion into securities or other consideration) or tendering into a tender or exchange offer), by operation of law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit-sharing or other derivative arrangement) of any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, to any person other than pursuant to this Agreement or the Merger Agreement, unless such Transfer is to an Affiliate who, prior to any such Transfer, is a party to this Agreement, enters into a voting agreement in form and substance reasonably acceptable to Parent or agrees to become a party to this Agreement pursuant to a customary joinder agreement; provided that nothing contained herein shall restrict the ability of such Shareholder to exercise any Company Stock Options for Company Common Shares. For the avoidance of doubt, this Agreement shall not apply

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to the Excluded Shares or any shares held by the John and Editha Kapoor Charitable Foundation as of the date of this Agreement.

(c) (i) Such Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by, or the terms of, this Agreement or the Merger Agreement. Such Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in adopting the Merger Agreement and recommending the Merger. Such Shareholder hereby (A) waives any rights of appraisal, or rights to dissent from the Merger, that such Shareholder may have and (B) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

(ii) Such Shareholder shall not, and such Shareholder shall not permit any of its Subsidiaries to, or authorize or permit any affiliate (other than the Company or any of its Subsidiaries in accordance with the terms of the Merger Agreement), director, officer, trustee, spouse, employee or partner of such Shareholder or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of such Shareholder or any of its Subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement without the prior written consent of Parent, except as may be required by applicable Law or court process; provided that the foregoing shall not apply to the Excluded Shares or any disclosure required to be made by such Shareholder to the SEC or other Governmental Authority, including any amendment of any statement on Schedule 13D, so long as such disclosure is consistent with the terms of this Agreement and the Merger Agreement and the public statements made by the Company and Parent pursuant to the Merger Agreement.

(d) Such Shareholder hereby agrees that, in the event (i) of any share or extraordinary dividend or other distribution, share split, reverse share split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Shareholder purchases or otherwise acquires beneficial ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company, in each case after the execution of this Agreement (including by conversion, exercise, operation of law or otherwise) (collectively, the “New Shares”), such Shareholder shall deliver promptly (and in any event within 48 hours of such acquisition by such Shareholder) to Parent written notice of its acquisition or receipt of New Shares, which notice shall state the number of New Shares so acquired or received. Such Shareholder agrees that any New Shares acquired or received by such Shareholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement and shall be deemed to be Subject Shares, including for purposes of all covenants, agreements, obligations, representations and

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warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Shareholder on the date of this Agreement.

(e) Spousal Consent. If such Shareholder is a natural person who is married and resides in a community property state, such Shareholder shall cause such Shareholder’s spouse to execute and deliver to Parent the spousal consent set forth in Schedule C.

(f) Disclosure. Such Shareholder hereby authorizes the Company and Parent to publish and disclose in any press release or public announcement or in any disclosure required by the SEC and in the Proxy Statement such Shareholder’s identity and ownership of such Shareholder’s Subject Shares and the nature of such Shareholder’s obligations under this Agreement.

SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Shareholder hereby irrevocably grants to, and appoints, Parent and any individual designated in writing by Parent, and each of them individually, such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to attend any meeting of the shareholders of the Company on behalf of the Shareholder with respect to the matters set forth in Section 3(a), to include such Shareholder’s Subject Shares in any computation for purposes of establishing a quorum at any such meeting of the shareholders of the Company, and to vote all of such Shareholder’s Subject Shares at any meeting of shareholders of the Company or any adjournment or postponement thereof, or grant a consent or approval in respect of such Shareholder’s Subject Shares, in a manner consistent with the provisions of Section 3(a). The proxy granted in this Section 4 shall expire upon the termination of this Agreement.

(b) Each Shareholder hereby represents that any proxies heretofor given in respect of such Shareholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

(c) Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1-722.D of the LBCA.

SECTION 5. Further Assurances. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectuating the matters covered by this Agreement, including the grant of proxies set forth in Section 4 of this Agreement.

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SECTION 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 6 shall be null and void.

SECTION 7. Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms, in each case other than Section 8, which shall survive and instead shall expire upon the expiration of all rights of Parent and Merger Sub thereunder.

SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Shareholder, and Parent shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

(c) Capacity as Shareholder. Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a shareholder of the Company, and not in such Shareholder’s capacity as a director, officer or employee of the Company, if applicable.

(d) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed) or sent by Federal Express, UPS, DHL or similar courier service (providing proof of delivery) to Parent in accordance with Section 8.10 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A (or at such other address for a party as shall be specified by notice given in accordance with this Section 8(d)). All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

(e) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for

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reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(f) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile, electronic mail or .pdf), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(g) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.  This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder (except the rights conferred upon those persons specified as proxies in Section 4).

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(i) Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

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(j) Consent to Jurisdiction; Service of Process; Venue. All Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be heard and determined in the Delaware Courts. The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of the Delaware Courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action brought in the Delaware Courts, (iii) agree to not contest the jurisdiction of the Delaware Courts in any such Action, by motion or otherwise and (iv) agree to not bring any Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Delaware Courts, except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 8(j) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by Federal Express, UPS, DHL or similar courier service to the address provided for in Section 8(d) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(k) Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the transactions contemplated by this Agreement. Subject to the following sentence, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8(j) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right neither the Company nor Parent would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8(k) shall not be required to provide any bond or other security in connection with any such order or injunction.

(l) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS

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AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(L).

(m) Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring or required to incur such fees or expenses.

[Signature page follows]

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IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has signed this Agreement, all as of the date first written above.

FRESENIUS KABI AG,

by
/s/ Philipp Schulte-Noelle
Name: Philipp Schulte-Noelle
Title: Chief Financial Officer & Chief Compliance Officer

by
/s/ John R. Ducker
Name: John R. Ducker
Title: President, Region North America

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Shareholders:

John N. Kapoor Trust Dated September 20, 1989

By
/s/Dr. John N. Kapoor
Name: Dr. John N. Kapoor
Title: Trustee

Dr. John N. Kapoor

By
/s/Dr. John N. Kapoor

Akorn Holdings, L.P.

By: EJ Financial Enterprises, Inc., General partner

By
/s/Dr. John N. Kapoor
Name: Dr. John N. Kapoor
Title: President

EJ Financial / Akorn Management L.P.

By: Pharma Nevada, Inc., General partner

By
/s/Dr. John N. Kapoor
Name: Dr. John N. Kapoor
Title: President

EJ Funds LP

By: EJ Financial Enterprises, Inc., General partner

By
/s/Dr. John N. Kapoor
Name: Dr. John N. Kapoor
Title: President

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John E. Hillock Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Lawrence Hillock Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Randon Hillock Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Robert Hillock Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Hilary Balderas Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Lucille Floss Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Linda B. Clark Trust U/A Kapoor 2010 GRAT-H

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Christina G. Kapoor General Trust U/A Kapoor Children’s 1992 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Jonathan N. Kapoor General Trust U/A Kapoor Children’s 1992 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Olivia J. Kapoor General Trust U/A Kapoor Children’s 1992 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Jules A. Kapoor General Trust U/A Kapoor Children’s 1992 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Kamal Kapoor Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Gopal Mehra Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Ashok B. Mehra Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Neena K. Arora Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Kamala Vati Mehra U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Rani Aneja Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Shashi Mehra Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Sanjiv Mehra Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Beena Bhatia Trust U/A Kapoor 2010 GRAT-K

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Kapoor Family 1996 R Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Ashok B. Mehra General Trust U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Neena K. Arora Trust U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Kamala Vati Mehra U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Rani Aneja Trust U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Shashi Mehra Trust U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Sanjiv Mehra Trust U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Beena Bhatia Trust U/A Kapoor Family 1996 NR Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

John E. Hillock Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Lawrence Hillock Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Randon Hillock Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Robert Hillock Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Hilary Balderas Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Lucille Floss Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Linda B. Clark Trust U/A Hillock Family 2015 Trust

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Christina Grace Kapoor Trust U/A Trust Agreement f/b/o children, DATED DECEMBER 20, 1990

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Jonathan Nath Kapoor Trust U/A Trust Agreement f/b/o children, DATED DECEMBER 20, 1990

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Jules Alexander Kapoor Trust U/A Trust Agreement f/b/o children, DATED DECEMBER 20, 1990

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

Olivia Jane Kapoor Trust U/A Trust Agreement f/b/o children, DATED DECEMBER 20, 1990

By
/s/Rao Akella
Name: Rao Akella
Title: Trustee

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Schedule A

Company Common Shares

Name and Address of Shareholder	Number of Subject Shares

John N. Kapoor Trust Dated September 20, 1989	1,907,445(1)

Dr. John N. Kapoor	501,896

Akorn Holdings, L.P.	15,050,000

EJ Financial / Akorn Management L.P.	2,970,644

EJ Funds LP	3,590,445

Certain trusts for the benefit of Dr. Kapoor’s children and other family members, the trustee of which is Rao Akella	4,427,462

(1) Excludes 3,000,079 shares currently owned by the John N. Kapoor Trust Dated September 20, 1989 as of the date of this Agreement (such shares being defined under this Agreement as the “Excluded Shares”).

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Schedule B

Name of Shareholder	Number of Unexercised Options	Number of RSUs

Dr. John N. Kapoor	13,654 common shares issuable upon exercise of options 8,701 common shares subject to unvested options	3,495 unvested RSUs

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Schedule C

Form of Spousal Consent

The undersigned represents that he or she is the spouse of Shareholder and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”) entered into as of [●], 2017, among Fresenius Kabi AG, a German stock corporation (“Parent”) and the undersigned’s spouse (the “Shareholder”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. The undersigned hereby agrees that the interest of the Shareholder in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the Shareholder. The undersigned further agrees that the undersigned’s community property interest in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the Shareholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the Shareholder shall be binding on the community property interest of undersigned in all property that is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: [●], 2017

SPOUSE:

[●]

Signature:

Print name:

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Annex C

VOTING AGREEMENT dated as of April 24, 2017 (this “Agreement”), among FRESENIUS KABI AG, a German stock corporation (“Parent”), and each of the individuals AND OTHER PARTIES listed on Schedule A attached hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS Parent, Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Akorn, Inc., a Louisiana corporation (the “Company”), and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares, have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS each Shareholder is the record or beneficial owner of the number of shares of Company Common Shares set forth opposite such Shareholder’s name on Schedule A (such shares of the Company, the “Original Shares”, and together with any New Shares (as defined below), the “Subject Shares”); and

WHEREAS as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, each party hereto agrees as follows:

SECTION 1. Representations and Warranties of Each Shareholder. Each Shareholder jointly and severally hereby represents and warrants to Parent as follows:

(a) Organization; Authority; Execution and Delivery; Enforceability. If such Shareholder is not a natural person, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Shareholder has the legal capacity and all necessary corporate, company, partnership or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by such Shareholder of this Agreement, and the consummation by it of the transactions contemplated by this Agreement, have been duly authorized by its governing body, members, stockholders or trustees, as applicable, and no other corporate, company, partnership or other action on the part of such Shareholder or any manager or partner thereof is necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement and the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

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(b) No Conflicts; Consents. Neither the execution and delivery of this Agreement by such Shareholder, nor the consummation by such Shareholder of the transactions contemplated by this Agreement, nor performance or compliance by such Shareholder with any of the terms or provisions hereof, will (i) if such Shareholder is not a natural person, conflict with or violate any provision of any certificate of incorporation, bylaws or trust (or similar organizational documents) of such Shareholder, (ii) (x) violate any Law or Judgment applicable to such Shareholder or to such Shareholder’s properties or assets (including such Shareholder’s Subject Shares), (y) violate or constitute a breach of or default (with or without notice of lapse of time, or both) under or give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit under, any Contract to which such Shareholder is a party or by which any of the properties or assets of such Shareholder (including such Shareholder’s Subject Shares) is bound or subject or (z) result in the creation of any Lien (other than Permitted Lien) on any properties or assets of such Shareholder, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority (“Consent”) is necessary for the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(c) Ownership. Such Shareholder is the beneficial owner of the number of Original Shares set forth opposite such Shareholder’s name on Schedule A, and such Shareholder’s Original Shares constitute all of the shares of Company Common Shares held of record, beneficially owned or for which voting power or disposition power is held by such Shareholder as of the date hereof. Such Shareholder has good and marketable title, free and clear of any Liens, to those Original Shares of which such Shareholder is the record owner. Such Shareholder has the right to vote those Original Shares of which such Shareholder is the beneficial owner but not the owner of record. Such Shareholder does not own, of record or beneficially, (i) any shares of capital stock of the Company other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company, other than those set forth opposite such Shareholder’s name on Schedule B. Such Shareholder has the sole right to vote and Transfer such Shareholder’s Original Shares, and none of such Shareholder’s Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Shareholder’s Original Shares that would in any way limit the ability of such Shareholder to perform its obligations hereunder, except as set forth in Section 3 of this Agreement.

(d) Absence of Litigation. As of the date hereof, there is no action, claim, suit, proceeding or investigation before or by any Governmental Authority or arbitrator or any judgment, order, legal requirement or injunction pending or, to the knowledge of

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such Shareholder, threatened against or affecting such Shareholder that would reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform such Shareholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(e) Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub’s willingness to enter into the Merger Agreement is subject to such Shareholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows: Parent has all necessary corporate or other applicable power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The Management Board of Parent has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated by this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn. No other corporate action (including any shareholder vote or other action) on the part of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming due authorization (in the case of each Shareholder that is not a natural person), execution and delivery hereof by each Shareholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. Neither the execution and delivery of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated by this Agreement, nor performance or compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable charter or organizational documents of Parent or (ii) (x) violate any Law or Judgment applicable to Parent or any of its Subsidiaries or (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries are a party or accelerate Parent’s or any of its Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No Consent is necessary for the execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

SECTION 3. Covenants of Each Shareholder. During the term of this Agreement, each Shareholder severally and not jointly covenants and agrees as to itself as follows:

(a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by

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the Merger Agreement, or at any postponement or adjournment thereof, and in any other circumstances upon which a vote, consent, adoption or other approval with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or any Takeover Proposal, is sought, such Shareholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Shareholder’s Subject Shares (A) in favor of, and shall consent to (or cause to be consented to), the approval of the Merger Agreement and of the Merger and each of the other transactions contemplated by the Merger Agreement and any related proposal in furtherance of the foregoing, including in favor of any proposal to adjourn or postpone to a later date any meeting of the shareholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the shareholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (B) against any Takeover Proposal; provided that, in each case, the Merger Agreement shall not have been amended or modified without such Shareholder’s consent to (1) decrease the Merger Consideration or (2) change the form of Merger Consideration. Any vote required to be cast or consent required to be executed pursuant to this Section 3(a) shall be cast or given by such Shareholder in accordance with such procedures relating thereto so as to reasonably expect that it is duly counted, including for purposes of determining whether a quorum is present. The obligations of this Section 3(a) shall apply whether or not the Merger or any action described above is recommended by the Board of Directors of the Company (or any committee thereof).

(b) Such Shareholder shall not, and shall not commit or agree to, directly or indirectly, sell, transfer, pledge, exchange, assign, tender, encumber, hypothecate or otherwise dispose of (including by gift, merger (including by conversion into securities or other consideration) or tendering into a tender or exchange offer), by operation of law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit-sharing or other derivative arrangement) of any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, to any person other than pursuant to this Agreement or the Merger Agreement, unless such Transfer is to an Affiliate who, prior to any such Transfer, is a party to this Agreement, enters into a voting agreement in form and substance reasonably acceptable to Parent or agrees to become a party to this Agreement pursuant to a customary joinder agreement; provided that nothing contained herein shall restrict the ability of such Shareholder to exercise any Company Stock Options for Company Common Shares or elect and engage in a “net settlement” with respect to the exercise or vesting of any Company Stock Options or Company RSUs.

(c) (i) Such Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by, or the terms of, this Agreement or the Merger Agreement. Such Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in adopting the Merger Agreement and recommending the Merger. Such Shareholder hereby (A) waives any rights of appraisal,

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or rights to dissent from the Merger, that such Shareholder may have and (B) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

(ii) Such Shareholder shall not, and such Shareholder shall not permit any of its Subsidiaries to, or authorize or permit any affiliate (other than the Company or any of its Subsidiaries in accordance with the terms of the Merger Agreement), director, officer, trustee, spouse, employee or partner of such Shareholder or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of such Shareholder or any of its Subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement without the prior written consent of Parent, except as may be required by applicable Law or court process; provided that the foregoing shall not apply to any disclosure required to be made by such Shareholder to the SEC or other Governmental Authority, including any amendment of any statement on Schedule 13D, so long as such disclosure is consistent with the terms of this Agreement and the Merger Agreement and the public statements made by the Company and Parent pursuant to the Merger Agreement.

(d) Such Shareholder hereby agrees that, in the event (i) of any share or extraordinary dividend or other distribution, share split, reverse share split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Shareholder purchases or otherwise acquires beneficial ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company, in each case after the execution of this Agreement (including by conversion, exercise, operation of law or otherwise) (collectively, the “New Shares”), such Shareholder shall deliver promptly (and in any event within 48 hours of such acquisition by such Shareholder) to Parent written notice of its acquisition or receipt of New Shares, which notice shall state the number of New Shares so acquired or received. Such Shareholder agrees that any New Shares acquired or received by such Shareholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement and shall be deemed to be Subject Shares, including for purposes of all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Shareholder on the date of this Agreement.

(e) Spousal Consent. If such Shareholder is a natural person who is married and resides in a community property state, such Shareholder shall cause such Shareholder’s spouse to execute and deliver to Parent the spousal consent set forth in Schedule C.

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(f) Disclosure. Such Shareholder hereby authorizes the Company and Parent to publish and disclose in any press release or public announcement or in any disclosure required by the SEC and in the Proxy Statement such Shareholder’s identity and ownership of such Shareholder’s Subject Shares and the nature of such Shareholder’s obligations under this Agreement.

SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Shareholder hereby irrevocably grants to, and appoints, Parent and any individual designated in writing by Parent, and each of them individually, such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to attend any meeting of the shareholders of the Company on behalf of the Shareholder with respect to the matters set forth in Section 3(a), to include such Shareholder’s Subject Shares in any computation for purposes of establishing a quorum at any such meeting of the shareholders of the Company, and to vote all of such Shareholder’s Subject Shares at any meeting of shareholders of the Company or any adjournment or postponement thereof, or grant a consent or approval in respect of such Shareholder’s Subject Shares, in a manner consistent with the provisions of Section 3(a). The proxy granted in this Section 4 shall expire upon the termination of this Agreement.

(b) Each Shareholder hereby represents that any proxies heretofor given in respect of such Shareholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

(c) Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1-722.D of the LBCA.

SECTION 5. Further Assurances. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectuating the matters covered by this Agreement, including the grant of proxies set forth in Section 4 of this Agreement.

SECTION 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by,

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the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 6 shall be null and void.

SECTION 7. Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms, in each case other than Section 8, which shall survive and instead shall expire upon the expiration of all rights of Parent and Merger Sub thereunder.

SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Shareholder, and Parent shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

(c) Capacity as Shareholder. Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a shareholder of the Company, and not in such Shareholder’s capacity as a director, officer or employee of the Company, if applicable.

(d) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed) or sent by Federal Express, UPS, DHL or similar courier service (providing proof of delivery) to Parent in accordance with Section 8.10 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A (or at such other address for a party as shall be specified by notice given in accordance with this Section 8(d)). All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

(e) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends,

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and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(f) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile, electronic mail or .pdf), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(g) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.  This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder (except the rights conferred upon those persons specified as proxies in Section 4).

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(i) Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

(j) Consent to Jurisdiction; Service of Process; Venue. All Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be heard and determined in the Delaware Courts. The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of the Delaware Courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action brought in the Delaware Courts, (iii) agree to not contest the jurisdiction of the Delaware Courts in any such Action, by motion or otherwise and (iv) agree to not bring any Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any court other

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than the Delaware Courts, except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 8(j) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by Federal Express, UPS, DHL or similar courier service to the address provided for in Section 8(d) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(k) Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the transactions contemplated by this Agreement. Subject to the following sentence, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8(j) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right neither the Company nor Parent would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8(k) shall not be required to provide any bond or other security in connection with any such order or injunction.

(l) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

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OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(L).

(m) Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring or required to incur such fees or expenses.

[Signature page follows]

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IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has signed this Agreement, all as of the date first written above.

FRESENIUS KABI AG,

by
/s/ Philipp Schulte-Noelle
Name: Philipp Schulte-Noelle
Title: Chief Financial Officer & Chief Compliance Officer

by
/s/ John R. Ducker
Name: John R. Ducker
Title: President, Region North America

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SHAREHOLDERS:

RAJAT RAI 2016 GRAT,

By
/s/ Rajat Rai
Rajat Rai, Trustee

/s/ Rajat Rai
Rajat Rai

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Schedule A

Company Common Shares

Name and Address of Shareholder	Number of Subject Shares

Rajat Rai 2016 GRAT 1925 West Field Court, Suite 300 Lake Forest, Illinois 60045	2,000,000

Rajat Rai 1925 West Field Court, Suite 300 Lake Forest, Illinois 60045	73,275

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Schedule B

Name of Shareholder	Number of Unexercised Options	Number of RSUs

Rajat Rai	202,593 common shares issuable upon exercise of options 457,514 common shares subject to unvested options	89,550 unvested RSUs

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Schedule C

Form of Spousal Consent

The undersigned represents that he or she is the spouse of Shareholder and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”) entered into as of [●], 2017, among Fresenius Kabi AG, a German stock corporation (“Parent”) and the undersigned’s spouse (the “Shareholder”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. The undersigned hereby agrees that the interest of the Shareholder in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the Shareholder. The undersigned further agrees that the undersigned’s community property interest in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the Shareholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the Shareholder shall be binding on the community property interest of undersigned in all property that is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: [●], 2017

SPOUSE:

[●]

Signature:

Print name:

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Annex D

VOTING AGREEMENT dated as of April 24, 2017 (this “Agreement”), among FRESENIUS KABI AG, a German stock corporation (“Parent”), and each of the individuals AND OTHER PARTIES listed on Schedule A attached hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS Parent, Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Akorn, Inc., a Louisiana corporation (the “Company”), and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares, have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS each Shareholder is the record or beneficial owner of the number of shares of Company Common Shares set forth opposite such Shareholder’s name on Schedule A (such shares of the Company, the “Original Shares”, and together with any New Shares (as defined below), the “Subject Shares”); and

WHEREAS as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, each party hereto agrees as follows:

SECTION 1. Representations and Warranties of Each Shareholder. Each Shareholder jointly and severally hereby represents and warrants to Parent as follows:

(a) Organization; Authority; Execution and Delivery; Enforceability. If such Shareholder is not a natural person, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Shareholder has the legal capacity and all necessary corporate, company, partnership or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by such Shareholder of this Agreement, and the consummation by it of the transactions contemplated by this Agreement, have been duly authorized by its governing body, members, stockholders or trustees, as applicable, and no other corporate, company, partnership or other action on the part of such Shareholder or any manager or partner thereof is necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement and the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

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(b) No Conflicts; Consents. Neither the execution and delivery of this Agreement by such Shareholder, nor the consummation by such Shareholder of the transactions contemplated by this Agreement, nor performance or compliance by such Shareholder with any of the terms or provisions hereof, will (i) if such Shareholder is not a natural person, conflict with or violate any provision of any certificate of incorporation, bylaws or trust (or similar organizational documents) of such Shareholder, (ii) (x) violate any Law or Judgment applicable to such Shareholder or to such Shareholder’s properties or assets (including such Shareholder’s Subject Shares), (y) violate or constitute a breach of or default (with or without notice of lapse of time, or both) under or give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit under, any Contract to which such Shareholder is a party or by which any of the properties or assets of such Shareholder (including such Shareholder’s Subject Shares) is bound or subject or (z) result in the creation of any Lien (other than Permitted Lien) on any properties or assets of such Shareholder, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority (“Consent”) is necessary for the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(c) Ownership. Such Shareholder is the beneficial owner of the number of Original Shares set forth opposite such Shareholder’s name on Schedule A, and such Shareholder’s Original Shares constitute all of the shares of Company Common Shares held of record, beneficially owned or for which voting power or disposition power is held by such Shareholder as of the date hereof. Such Shareholder has good and marketable title, free and clear of any Liens, to those Original Shares of which such Shareholder is the record owner. Such Shareholder has the right to vote those Original Shares of which such Shareholder is the beneficial owner but not the owner of record. Such Shareholder does not own, of record or beneficially, (i) any shares of capital stock of the Company other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company, other than those set forth opposite such Shareholder’s name on Schedule B. Such Shareholder has the sole right to vote and Transfer such Shareholder’s Original Shares, and none of such Shareholder’s Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Shareholder’s Original Shares that would in any way limit the ability of such Shareholder to perform its obligations hereunder, except as set forth in Section 3 of this Agreement.

(d) Absence of Litigation. As of the date hereof, there is no action, claim, suit, proceeding or investigation before or by any Governmental Authority or arbitrator or any judgment, order, legal requirement or injunction pending or, to the knowledge of

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such Shareholder, threatened against or affecting such Shareholder that would reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform such Shareholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(e) Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub’s willingness to enter into the Merger Agreement is subject to such Shareholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows: Parent has all necessary corporate or other applicable power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The Management Board of Parent has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated by this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn. No other corporate action (including any shareholder vote or other action) on the part of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming due authorization (in the case of each Shareholder that is not a natural person), execution and delivery hereof by each Shareholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. Neither the execution and delivery of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated by this Agreement, nor performance or compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable charter or organizational documents of Parent or (ii) (x) violate any Law or Judgment applicable to Parent or any of its Subsidiaries or (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries are a party or accelerate Parent’s or any of its Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No Consent is necessary for the execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

SECTION 3. Covenants of Each Shareholder. During the term of this Agreement, each Shareholder severally and not jointly covenants and agrees as to itself as follows:

(a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by

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the Merger Agreement, or at any postponement or adjournment thereof, and in any other circumstances upon which a vote, consent, adoption or other approval with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or any Takeover Proposal, is sought, such Shareholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Shareholder’s Subject Shares (A) in favor of, and shall consent to (or cause to be consented to), the approval of the Merger Agreement and of the Merger and each of the other transactions contemplated by the Merger Agreement and any related proposal in furtherance of the foregoing, including in favor of any proposal to adjourn or postpone to a later date any meeting of the shareholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the shareholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (B) against any Takeover Proposal; provided that, in each case, the Merger Agreement shall not have been amended or modified without such Shareholder’s consent to (1) decrease the Merger Consideration or (2) change the form of Merger Consideration. Any vote required to be cast or consent required to be executed pursuant to this Section 3(a) shall be cast or given by such Shareholder in accordance with such procedures relating thereto so as to reasonably expect that it is duly counted, including for purposes of determining whether a quorum is present. The obligations of this Section 3(a) shall apply whether or not the Merger or any action described above is recommended by the Board of Directors of the Company (or any committee thereof).

(b) Such Shareholder shall not, and shall not commit or agree to, directly or indirectly, sell, transfer, pledge, exchange, assign, tender, encumber, hypothecate or otherwise dispose of (including by gift, merger (including by conversion into securities or other consideration) or tendering into a tender or exchange offer), by operation of law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit-sharing or other derivative arrangement) of any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, to any person other than pursuant to this Agreement or the Merger Agreement, unless such Transfer is to an Affiliate who, prior to any such Transfer, is a party to this Agreement, enters into a voting agreement in form and substance reasonably acceptable to Parent or agrees to become a party to this Agreement pursuant to a customary joinder agreement; provided that nothing contained herein shall restrict the ability of such Shareholder to exercise any Company Stock Options for Company Common Shares or elect and engage in a “net settlement” with respect to the exercise or vesting of any Company Stock Options or Company RSUs.

(c) (i) Such Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by, or the terms of, this Agreement or the Merger Agreement. Such Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in adopting the Merger Agreement and recommending the Merger. Such Shareholder hereby (A) waives any rights of appraisal,

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or rights to dissent from the Merger, that such Shareholder may have and (B) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

(ii) Such Shareholder shall not, and such Shareholder shall not permit any of its Subsidiaries to, or authorize or permit any affiliate (other than the Company or any of its Subsidiaries in accordance with the terms of the Merger Agreement), director, officer, trustee, spouse, employee or partner of such Shareholder or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of such Shareholder or any of its Subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement without the prior written consent of Parent, except as may be required by applicable Law or court process; provided that the foregoing shall not apply to any disclosure required to be made by such Shareholder to the SEC or other Governmental Authority, including any amendment of any statement on Schedule 13D, so long as such disclosure is consistent with the terms of this Agreement and the Merger Agreement and the public statements made by the Company and Parent pursuant to the Merger Agreement.

(d) Such Shareholder hereby agrees that, in the event (i) of any share or extraordinary dividend or other distribution, share split, reverse share split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Shareholder purchases or otherwise acquires beneficial ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company, in each case after the execution of this Agreement (including by conversion, exercise, operation of law or otherwise) (collectively, the “New Shares”), such Shareholder shall deliver promptly (and in any event within 48 hours of such acquisition by such Shareholder) to Parent written notice of its acquisition or receipt of New Shares, which notice shall state the number of New Shares so acquired or received. Such Shareholder agrees that any New Shares acquired or received by such Shareholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement and shall be deemed to be Subject Shares, including for purposes of all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Shareholder on the date of this Agreement.

(e) Spousal Consent. If such Shareholder is a natural person who is married and resides in a community property state, such Shareholder shall cause such Shareholder’s spouse to execute and deliver to Parent the spousal consent set forth in Schedule C.

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(f) Disclosure. Such Shareholder hereby authorizes the Company and Parent to publish and disclose in any press release or public announcement or in any disclosure required by the SEC and in the Proxy Statement such Shareholder’s identity and ownership of such Shareholder’s Subject Shares and the nature of such Shareholder’s obligations under this Agreement.

SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Shareholder hereby irrevocably grants to, and appoints, Parent and any individual designated in writing by Parent, and each of them individually, such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to attend any meeting of the shareholders of the Company on behalf of the Shareholder with respect to the matters set forth in Section 3(a), to include such Shareholder’s Subject Shares in any computation for purposes of establishing a quorum at any such meeting of the shareholders of the Company, and to vote all of such Shareholder’s Subject Shares at any meeting of shareholders of the Company or any adjournment or postponement thereof, or grant a consent or approval in respect of such Shareholder’s Subject Shares, in a manner consistent with the provisions of Section 3(a). The proxy granted in this Section 4 shall expire upon the termination of this Agreement.

(b) Each Shareholder hereby represents that any proxies heretofor given in respect of such Shareholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

(c) Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1-722.D of the LBCA.

SECTION 5. Further Assurances. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectuating the matters covered by this Agreement, including the grant of proxies set forth in Section 4 of this Agreement.

SECTION 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by,

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the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 6 shall be null and void.

SECTION 7. Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms, in each case other than Section 8, which shall survive and instead shall expire upon the expiration of all rights of Parent and Merger Sub thereunder.

SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Shareholder, and Parent shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

(c) Capacity as Shareholder. Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a shareholder of the Company, and not in such Shareholder’s capacity as a director, officer or employee of the Company, if applicable.

(d) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed) or sent by Federal Express, UPS, DHL or similar courier service (providing proof of delivery) to Parent in accordance with Section 8.10 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A (or at such other address for a party as shall be specified by notice given in accordance with this Section 8(d)). All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

(e) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends,

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and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(f) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile, electronic mail or .pdf), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(g) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder (except the rights conferred upon those persons specified as proxies in Section 4).

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(i) Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

(j) Consent to Jurisdiction; Service of Process; Venue. All Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be heard and determined in the Delaware Courts. The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of the Delaware Courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action brought in the Delaware Courts, (iii) agree to not contest the jurisdiction of the Delaware Courts in any such Action, by motion or otherwise and (iv) agree to not bring any Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any court other

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than the Delaware Courts, except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 8(j) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by Federal Express, UPS, DHL or similar courier service to the address provided for in Section 8(d) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(k) Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the transactions contemplated by this Agreement. Subject to the following sentence, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8(j) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right neither the Company nor Parent would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8(k) shall not be required to provide any bond or other security in connection with any such order or injunction.

(l) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

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OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(L).

(m) Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring or required to incur such fees or expenses.

[Signature page follows]

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IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has signed this Agreement, all as of the date first written above.

FRESENIUS KABI AG,

by
/s/ Philipp Schulte-Noelle
Name: Philipp Schulte-Noelle
Title: Chief Financial Officer & Chief Compliance Officer

by
/s/ John R. Ducker
Name: John R. Ducker
Title: President, Region North America

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SHAREHOLDER:

/s/ Joseph Bonaccorsi
Joseph Bonaccorsi

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Schedule A

Company Common Shares

Name and Address of Shareholder	Number of Subject Shares

Joseph Bonaccorsi 1925 West Field Court, Suite 300 Lake Forest, Illinois 60045	376,909

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Schedule B

Name of Shareholder	Number of Unexercised Options	Number of RSUs

Joseph Bonaccorsi	46,605 common shares issuable upon exercise of options	61,210 unvested RSUs

136,971 common shares subject to unvested options

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Schedule C

Form of Spousal Consent

The undersigned represents that he or she is the spouse of Shareholder and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”) entered into as of [●], 2017, among Fresenius Kabi AG, a German stock corporation (“Parent”) and the undersigned’s spouse (the “Shareholder”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. The undersigned hereby agrees that the interest of the Shareholder in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the Shareholder. The undersigned further agrees that the undersigned’s community property interest in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the Shareholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the Shareholder shall be binding on the community property interest of undersigned in all property that is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: [●], 2017

SPOUSE:

[●]

Signature:

Print name:

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Annex E

VOTING AGREEMENT dated as of April 24, 2017 (this “Agreement”), among FRESENIUS KABI AG, a German stock corporation (“Parent”), and each of the individuals AND OTHER PARTIES listed on Schedule A attached hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS Parent, Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Akorn, Inc., a Louisiana corporation (the “Company”), and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares, have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS each Shareholder is the record or beneficial owner of the number of shares of Company Common Shares set forth opposite such Shareholder’s name on Schedule A (such shares of the Company, the “Original Shares”, and together with any New Shares (as defined below), the “Subject Shares”); and

WHEREAS as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, each party hereto agrees as follows:

SECTION 1. Representations and Warranties of Each Shareholder. Each Shareholder jointly and severally hereby represents and warrants to Parent as follows:

(a) Organization; Authority; Execution and Delivery; Enforceability. If such Shareholder is not a natural person, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Shareholder has the legal capacity and all necessary corporate, company, partnership or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by such Shareholder of this Agreement, and the consummation by it of the transactions contemplated by this Agreement, have been duly authorized by its governing body, members, stockholders or trustees, as applicable, and no other corporate, company, partnership or other action on the part of such Shareholder or any manager or partner thereof is necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement and the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

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(b) No Conflicts; Consents. Neither the execution and delivery of this Agreement by such Shareholder, nor the consummation by such Shareholder of the transactions contemplated by this Agreement, nor performance or compliance by such Shareholder with any of the terms or provisions hereof, will (i) if such Shareholder is not a natural person, conflict with or violate any provision of any certificate of incorporation, bylaws or trust (or similar organizational documents) of such Shareholder, (ii) (x) violate any Law or Judgment applicable to such Shareholder or to such Shareholder’s properties or assets (including such Shareholder’s Subject Shares), (y) violate or constitute a breach of or default (with or without notice of lapse of time, or both) under or give rise to a right of termination, modification, or cancelation of any obligation or to the loss of any benefit under, any Contract to which such Shareholder is a party or by which any of the properties or assets of such Shareholder (including such Shareholder’s Subject Shares) is bound or subject or (z) result in the creation of any Lien (other than Permitted Lien) on any properties or assets of such Shareholder, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority (“Consent”) is necessary for the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(c) Ownership. Such Shareholder is the beneficial owner of the number of Original Shares set forth opposite such Shareholder’s name on Schedule A, and such Shareholder’s Original Shares constitute all of the shares of Company Common Shares held of record, beneficially owned or for which voting power or disposition power is held by such Shareholder as of the date hereof. Such Shareholder has good and marketable title, free and clear of any Liens, to those Original Shares of which such Shareholder is the record owner. Such Shareholder has the right to vote those Original Shares of which such Shareholder is the beneficial owner but not the owner of record. Such Shareholder does not own, of record or beneficially, (i) any shares of capital stock of the Company other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company, other than those set forth opposite such Shareholder’s name on Schedule B. Such Shareholder has the sole right to vote and Transfer such Shareholder’s Original Shares, and none of such Shareholder’s Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Shareholder’s Original Shares that would in any way limit the ability of such Shareholder to perform its obligations hereunder, except as set forth in Section 3 of this Agreement.

(d) Absence of Litigation. As of the date hereof, there is no action, claim, suit, proceeding or investigation before or by any Governmental Authority or arbitrator or any judgment, order, legal requirement or injunction pending or, to the knowledge of

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such Shareholder, threatened against or affecting such Shareholder that would reasonably be expected to have a material adverse effect on the ability of such Shareholder to perform such Shareholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(e) Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub’s willingness to enter into the Merger Agreement is subject to such Shareholder’s execution and delivery of this Agreement.

SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows: Parent has all necessary corporate or other applicable power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The Management Board of Parent has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated by this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn. No other corporate action (including any shareholder vote or other action) on the part of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming due authorization (in the case of each Shareholder that is not a natural person), execution and delivery hereof by each Shareholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. Neither the execution and delivery of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated by this Agreement, nor performance or compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable charter or organizational documents of Parent or (ii) (x) violate any Law or Judgment applicable to Parent or any of its Subsidiaries or (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries are a party or accelerate Parent’s or any of its Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement. No Consent is necessary for the execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated by this Agreement, other than such Consents that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

SECTION 3. Covenants of Each Shareholder. During the term of this Agreement, each Shareholder severally and not jointly covenants and agrees as to itself as follows:

(a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by

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the Merger Agreement, or at any postponement or adjournment thereof, and in any other circumstances upon which a vote, consent, adoption or other approval with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or any Takeover Proposal, is sought, such Shareholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Shareholder’s Subject Shares (A) in favor of, and shall consent to (or cause to be consented to), the approval of the Merger Agreement and of the Merger and each of the other transactions contemplated by the Merger Agreement and any related proposal in furtherance of the foregoing, including in favor of any proposal to adjourn or postpone to a later date any meeting of the shareholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the shareholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (B) against any Takeover Proposal; provided that, in each case, the Merger Agreement shall not have been amended or modified without such Shareholder’s consent to (1) decrease the Merger Consideration or (2) change the form of Merger Consideration. Any vote required to be cast or consent required to be executed pursuant to this Section 3(a) shall be cast or given by such Shareholder in accordance with such procedures relating thereto so as to reasonably expect that it is duly counted, including for purposes of determining whether a quorum is present. The obligations of this Section 3(a) shall apply whether or not the Merger or any action described above is recommended by the Board of Directors of the Company (or any committee thereof).

(b) Such Shareholder shall not, and shall not commit or agree to, directly or indirectly, sell, transfer, pledge, exchange, assign, tender, encumber, hypothecate or otherwise dispose of (including by gift, merger (including by conversion into securities or other consideration) or tendering into a tender or exchange offer), by operation of law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit-sharing or other derivative arrangement) of any Subject Shares (or beneficial ownership thereof or any other interest therein) or any rights to acquire any securities or equity interests of the Company, to any person other than pursuant to this Agreement or the Merger Agreement, unless such Transfer is to an Affiliate who, prior to any such Transfer, is a party to this Agreement, enters into a voting agreement in form and substance reasonably acceptable to Parent or agrees to become a party to this Agreement pursuant to a customary joinder agreement; provided that nothing contained herein shall restrict the ability of such Shareholder to exercise any Company Stock Options for Company Common Shares or elect and engage in a “net settlement” with respect to the exercise or vesting of any Company Stock Options or Company RSUs.

(c) (i) Such Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by, or the terms of, this Agreement or the Merger Agreement. Such Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in adopting the Merger Agreement and recommending the Merger. Such Shareholder hereby (A) waives any rights of appraisal,

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or rights to dissent from the Merger, that such Shareholder may have and (B) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

(ii) Such Shareholder shall not, and such Shareholder shall not permit any of its Subsidiaries to, or authorize or permit any affiliate (other than the Company or any of its Subsidiaries in accordance with the terms of the Merger Agreement), director, officer, trustee, spouse, employee or partner of such Shareholder or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of such Shareholder or any of its Subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement without the prior written consent of Parent, except as may be required by applicable Law or court process; provided that the foregoing shall not apply to any disclosure required to be made by such Shareholder to the SEC or other Governmental Authority, including any amendment of any statement on Schedule 13D, so long as such disclosure is consistent with the terms of this Agreement and the Merger Agreement and the public statements made by the Company and Parent pursuant to the Merger Agreement.

(d) Such Shareholder hereby agrees that, in the event (i) of any share or extraordinary dividend or other distribution, share split, reverse share split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Shareholder purchases or otherwise acquires beneficial ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company, in each case after the execution of this Agreement (including by conversion, exercise, operation of law or otherwise) (collectively, the “New Shares”), such Shareholder shall deliver promptly (and in any event within 48 hours of such acquisition by such Shareholder) to Parent written notice of its acquisition or receipt of New Shares, which notice shall state the number of New Shares so acquired or received. Such Shareholder agrees that any New Shares acquired or received by such Shareholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement and shall be deemed to be Subject Shares, including for purposes of all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Shareholder on the date of this Agreement.

(e) Spousal Consent. If such Shareholder is a natural person who is married and resides in a community property state, such Shareholder shall cause such Shareholder’s spouse to execute and deliver to Parent the spousal consent set forth in Schedule C.

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(f) Disclosure. Such Shareholder hereby authorizes the Company and Parent to publish and disclose in any press release or public announcement or in any disclosure required by the SEC and in the Proxy Statement such Shareholder’s identity and ownership of such Shareholder’s Subject Shares and the nature of such Shareholder’s obligations under this Agreement.

SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Shareholder hereby irrevocably grants to, and appoints, Parent and any individual designated in writing by Parent, and each of them individually, such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to attend any meeting of the shareholders of the Company on behalf of the Shareholder with respect to the matters set forth in Section 3(a), to include such Shareholder’s Subject Shares in any computation for purposes of establishing a quorum at any such meeting of the shareholders of the Company, and to vote all of such Shareholder’s Subject Shares at any meeting of shareholders of the Company or any adjournment or postponement thereof, or grant a consent or approval in respect of such Shareholder’s Subject Shares, in a manner consistent with the provisions of Section 3(a). The proxy granted in this Section 4 shall expire upon the termination of this Agreement.

(b) Each Shareholder hereby represents that any proxies heretofor given in respect of such Shareholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

(c) Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1-722.D of the LBCA.

SECTION 5. Further Assurances. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectuating the matters covered by this Agreement, including the grant of proxies set forth in Section 4 of this Agreement.

SECTION 6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by,

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the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 6 shall be null and void.

SECTION 7. Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms, in each case other than Section 8, which shall survive and instead shall expire upon the expiration of all rights of Parent and Merger Sub thereunder.

SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Shareholder, and Parent shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

(c) Capacity as Shareholder. Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a shareholder of the Company, and not in such Shareholder’s capacity as a director, officer or employee of the Company, if applicable.

(d) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed) or sent by Federal Express, UPS, DHL or similar courier service (providing proof of delivery) to Parent in accordance with Section 8.10 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A (or at such other address for a party as shall be specified by notice given in accordance with this Section 8(d)). All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

(e) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends,

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and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(f) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile, electronic mail or .pdf), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(g) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder (except the rights conferred upon those persons specified as proxies in Section 4).

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(i) Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

(j) Consent to Jurisdiction; Service of Process; Venue. All Actions arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be heard and determined in the Delaware Courts. The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of the Delaware Courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action brought in the Delaware Courts, (iii) agree to not contest the jurisdiction of the Delaware Courts in any such Action, by motion or otherwise and (iv) agree to not bring any Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any court other

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than the Delaware Courts, except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 8(j) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by Federal Express, UPS, DHL or similar courier service to the address provided for in Section 8(d) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(k) Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the transactions contemplated by this Agreement. Subject to the following sentence, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8(j) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right neither the Company nor Parent would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8(k) shall not be required to provide any bond or other security in connection with any such order or injunction.

(l) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

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OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(L).

(m) Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring or required to incur such fees or expenses.

[Signature page follows]

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IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has signed this Agreement, all as of the date first written above.

FRESENIUS KABI AG,

by
/s/ Philipp Schulte-Noelle
Name: Philipp Schulte-Noelle
Title: Chief Financial Officer & Chief Compliance Officer

by
/s/ John R. Ducker
Name: John R. Ducker
Title: President, Region North America

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SHAREHOLDER:

/s/ Bruce Kutinsky
Bruce Kutinsky

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Schedule A

Company Common Shares

Name and Address of Shareholder	Number of Subject Shares

Bruce Kutinsky 1925 West Field Court, Suite 300 Lake Forest, Illinois 60045	158,960

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Schedule B

Name of Shareholder	Number of Unexercised Options	Number of RSUs

Bruce Kutinsky	152,401 common shares issuable upon exercise of options	15,670 unvested RSUs

139,352 common shares subject to unvested options

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Schedule C

Form of Spousal Consent

The undersigned represents that he or she is the spouse of Shareholder and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”) entered into as of [●], 2017, among Fresenius Kabi AG, a German stock corporation (“Parent”) and the undersigned’s spouse (the “Shareholder”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. The undersigned hereby agrees that the interest of the Shareholder in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the Shareholder. The undersigned further agrees that the undersigned’s community property interest in all property that is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the Shareholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the Shareholder shall be binding on the community property interest of undersigned in all property that is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: [●], 2017

SPOUSE:

[●]

Signature:

Print name:

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Annex F

April 24, 2017

The Board of Directors

Akorn, Inc.
1925 W. Field Court, Suite 300
Lake Forest, Illinois 60045

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, no par value (the “Company Common Stock”), of Akorn, Inc., a Louisiana corporation (the “Company”), of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of Fresenius Kabi AG, a German stock corporation (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of April 24, 2017 (the “Agreement”), among the Company, the Acquiror, the Acquiror’s wholly-owned subsidiary, Quercus Acquisition, Inc., a Louisiana corporation (“Merger Sub”), and solely for purposes of Article VIII of the Agreement, Fresenius SE & Co. KGaA, a German partnership limited by shares (“FK Parent”), the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held in treasury or owned by the Acquiror and its affiliates, will be converted into the right to receive $34.00 per share in cash (the “Consideration”).

In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future

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prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company, the Acquiror and Merger Sub in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.

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We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with FK Parent, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and bookrunner on FK Parent’s €3.7 billion bridge loan closed in January 2017 and joint lead bookrunner on FK Parent’s €2.6 billion debt securities offering closed in January 2017. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and FK Parent. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or FK Parent for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

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Very truly yours,

/s/ J.P. MORGAN SECURITIES LLC

J.P. MORGAN SECURITIES LLC

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AKORN

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30304-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AKORN, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

	For	Against	Abstain
1. To approve the Agreement and Plan of Merger, dated as of April 24, 2017, by and among Fresenius Kabi AG, a German stock corporation, Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Fresenius Kabi AG, Akorn, Inc., a Louisiana corporation and, solely for purposes of Article VIII therein, Fresenius SE & Co. KGaA, a German partnership limited by shares.	☐	☐	☐
2. To approve, by non-binding, advisory vote, the compensation that may be paid or may become payable to Akorn, Inc.'s named executive officers in connection with, or following, the consummation of the merger contemplated by the Agreement and Plan of Merger.	☐	☐	☐
3. To approve the adjournment of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to adopt the Agreement and Plan of Merger.	☐	☐	☐

NOTE: In their discretion, the proxy holders will vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.

E30305-TBD

AKORN, INC.
Special Meeting of Shareholders
[ ], [ ] – [ ] AM/PM CDT
This proxy is solicited on behalf of the Board of Directors of Akorn, Inc.

The undersigned hereby constitutes and appoints Duane Portwood and Joseph Bonaccorsi as proxies for the undersigned, each with full power to act without the other and with full power of substitution, to represent the undersigned. The proxy holders are instructed to vote as designated on the reverse side hereof, and according to the discretion of the proxy holder on any other matter that may properly come before the meeting, all of the common shares of Akorn, Inc. held of record by the undersigned on [ ] that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on [ ] and at all adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, the terms of which are incorporated by reference, and hereby revokes any proxy previously given with respect to the Special Meeting.

This proxy when properly executed and dated will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXY HOLDERS WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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